AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2020

File No. 33-67386
File No. 811-09154

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 34

ON FORM N-6

TO REGISTRATION STATEMENT ON FORM S-6 UNDER THE SECURITIES
ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

AMENDMENT NO. 104

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

LINCOLN BENEFIT LIFE COMPANY
(Name of Depositor)
1221 N Street, Suite 200
Lincoln, Nebraska 68508
(Complete Address of Depositor's Principal Office)

ERIK BRAUN
Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508
1-888-674-3667
(Name and Complete Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2020, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on --------- pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Investor’s Select Variable Universal Life Insurance Policy Prospectus
Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number: 1-800-865-5237
Fax Number: 1-866-525-5433

This Prospectus describes information you should know before you purchase the Investor’s Select Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective December 31, 2003, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Lincoln Benefit Life Company electronically by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

The date of this Prospectus is May 1, 2020

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DISTRIBUTION	33
LEGAL PROCEEDINGS	33
LEGAL MATTERS	33
FINANCIAL STATEMENTS	34
CYBER SECUIRTY RISKS	34
GLOSSARY OF SPECIAL TERMS	35
WHERE YOU CAN FIND MORE INFORMATION	37
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Guaranteed Minimum Death Benefit (“GMDB”) feature you must pay the cumulative monthly guarantee premiums due. If you allow the GMDB feature to terminate, you must pay enough Premium so that your Lapse Determination Value can pay Monthly Deductions. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 29.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Guaranteed Minimum Death Benefit feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, and provide a Guaranteed Minimum Death Benefit for either:

(a)	the Insured’s lifetime; or

(b)	for issue ages 0-55: to the Insured’s Attained Age 65;

(c)	for issue ages 56-70: 10 Policy Years; or

(d)	for issue ages 71-79: to the Insured’s Attained Age 80
so long as you pay the appropriate monthly guarantee premium. For additional discussion, see “Purchase of Policy and Premiums - Monthly Guarantee Premiums” on page 12.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 26. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a 2.5% Premium Charge. For more detail, see “Charges and Deductions” on page 26. The amount remaining after the deduction of the Premium Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.

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Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at the address or telephone number shown on the first page of this Prospectus. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 14.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 20.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the fifth Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $25,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 29.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first twelve Policy Years and the first twelve years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 24.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 29.

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13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Guaranteed Minimum Death Benefit feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 29.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 29.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. We impose a proportionate percentage of the surrender charge on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawal” on page 24. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 29.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $25 in certain circumstances. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge

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decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 29.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 29.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Charge	When you pay a Premium.	2.5% of the Premium amount.

Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 12 Policy Years.

Minimum and Maximum Initial Surrender Charge:		Minimum: $2.27 per $1000. Maximum: $50.66 per $1000

Initial Surrender Charge for 40 year-old male non-smoker, $150,000 Face Amount		$8.14 per $1000.

Transfer Fee (2)	Each transfer after the first in each calendar month.	$25.00 maximum; $0 current

Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

(1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a nonsmoker or smoker. For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner. An additional surrender charge is imposed if you increase your Policy’s Face Amount. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	Currently, we are waiving this fee.

(3)
The net interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

(4)	Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.06 per $1000. Maximum: $24.83 per $1000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.19 per $1000. Maximum: $19.27 per $1000.
Policy Fee	Monthly	$5.00
Administrative Expense Charge	Yearly	Annual Rate for Policy Years 1-12: 0.20% of the Policy Value	Annual Rate for Policy Years 13+: 0%
Risk Charge (as a percentage of each Sub-Account Value) (2)	Daily	Annual Rate for All Policy Years: Guaranteed: 0.90% Current: 0.70%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance charge increases as the Insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 26.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The daily equivalent of the risk charge is deducted from the Accumulation Unit Values on each Valuation Date. The daily risk charge is currently 0.000019178, guaranteed not to exceed 0.000024658 thereafter.

We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1,000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.07 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.25 per $1,000 Maximum COI: $19.60 per $1,000
Primary Insured Rider (per $1,000 of benefit amount) (4)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.17 per $1,000 Maximum COI: $19.60 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider was added to your Policy. This Rider may no longer be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2019.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $50,000 ($25,000 for Insureds age 65 or over at the Issue Date). Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. Premium payments in the first year must at least equal the required Premium shown in your policy. In Policy Years 2+, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 29.
Premiums must be sent to us at our mailing address on the first page. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid either the Lifetime Guarantee Premium or the Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Monthly Guarantee Premiums” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Lifetime Guarantee Premium or the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

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Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Monthly Guarantee Premiums. The Policy offers a Guaranteed Minimum Death Benefit feature with two levels of monthly guarantee premiums - the Lifetime Guarantee Premium and the Safety Net Premium. This feature provides assurance that coverage will remain in force for specified periods regardless of changes in the Policy Value.
Lifetime Guarantee Premium. We guarantee that, during the Insured’s Lifetime, even if the Lapse Determination Value is not sufficient to pay the Monthly Deductions, your Policy (including any riders) will stay in force as long as your total Premiums, minus partial withdrawals and Policy Debt, at least equal the product of the monthly Lifetime Guarantee Premium times the number of months since the Issue Date. This feature may not be available in all states.
Safety Net Premium. If your total Premiums minus partial withdrawals and Policy Debt at least equal the sum of the monthly Safety Net Premium times the number of months since the Issue Date, we guarantee that your Policy (including any riders) will remain in force during a specified period even if the Lapse Determination Value becomes insufficient to cover Monthly Deductions. The specified period varies by Issue Age as follows:
Issue ages 0-55: to the Insured’s Attained Age 65;
Issue ages 56-70: 10 Policy Years; or
Issue ages 71-79: to the Insured’s Attained Age 80.
In some states, these Safety Net Premium periods are not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
Before your Policy is issued, you must choose which Monthly Guarantee Premium option will apply to your Policy. If you do not make an election, the Safety Net Premium will apply. You may not change your election after your Policy is issued. If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the Monthly Guarantee Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Guaranteed Minimum Death Benefit feature will end. Once the Guaranteed Minimum Death Benefit feature terminates, you cannot reinstate it and your Policy stays in force only as long as the Lapse Determination Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Increases, decreases, partial withdrawals, Death Benefit option changes, and addition or deletion of riders may affect the Monthly Guarantee Premium Amount.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed

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Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business.
Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), minus (3), where:

(1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable),

(2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period, and

(3)	is the daily risk charge assessed for mortality and expense risks.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value. For a more detailed discussion, please see “Policy Value” on page 13.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

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Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you

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instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

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Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

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Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related to the Sub-Accounts which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at the telephone number shown on the first page of this Prospectus.

Sub-Account	Investment Objective	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series II (1)	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer VI International Growth Fund - Series II	The fund seeks capital appreciation.
Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II	The fund seeks capital appreciation.
Invesco V.I. American Value Fund - Series I	To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
DEUTSCHE DWS VARIABLE SERIES I
DWS Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	DWS Investment Management Americas Inc.
DEUTSCHE DWS VARIABLE SERIES II
DWS Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas Inc.

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Sub-Account	Investment Objective	Investment Advisor
FEDERATED HEREMES INSURANCE SERIES (3)
Federated Hermes Fund for U.S. Government Securities II (4)	Current income.	Federated Investment Management Company
Federated Hermes High Income Bond Fund II - Class P (4)	High current income.
Federated Hermes Managed Volatility Fund II - Class P (4)	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® New Discovery Series - Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley Investment Management Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC

(1)
Effective April 30, 2020, the Invesco V.I. Mid Cap Growth Fund - Series II is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Mid Cap Growth Fund - Series II Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2020. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Mid Cap Growth Fund - Series II as of May 1, 2020, will be transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series II Sub-Account.

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(2)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(3)	Effective April 28, 2020, the Federated Insurance Series trust is changing its name to the Federated Hermes Insurance Series.

(4)
Effective April 28, 2020, the Federated Fund for U.S. Government Securities II; the Federated High Income Bond Fund II - Class P; and the Federated Managed Volatility Fund II - Class P are changing their names to the Federated Hermes Fund for U.S. Government Securities II; the Federated Hermes High Income Bond Fund II - Class P; and the Federated Hermes Managed Volatility Fund II - Class P, respectively.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

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•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an annual effective rate of at least 4% per year. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

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EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,200	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000(the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 31.
Change to Face Amount. You may change the Face Amount after the fifth Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $25,000.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Lapse Determination Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Monthly Guarantee Premiums. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 29.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Monthly Guarantee Premiums for your Policy. The riders we currently offer are described below. All of these riders may be added at any time except the Primary Insured Rider and the Additional Insured Rider. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

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•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”

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When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest.
As of May 1, 2009, in most states, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, in most states if we have not received instructions as to how to allocate a policy loan among the Sub-Accounts and the Fixed Account, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. In Florida, if no allocation specification is made, the loan will be allocated among the Sub-Accounts in the same proportion that the policy value in each Sub-Account bears to the total Policy Value on the date of the loan. In Texas, if no allocation specification is made, we will use the same percentages used to allocate monthly deductions to the Fixed Account and to each Sub-Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary

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income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawal. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We will assess a proportionate percentage of the surrender charge when a withdrawal is taken.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

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Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions.

Lapse and Reinstatement
Lapse and Grace Period. If the Lapse Determination Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Guaranteed Minimum Death Benefit feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

25 PROSPECTUS

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Charge. Before we allocate a Premium to the Policy Value, we will subtract the Premium Charge. The Premium Charge equals 2.5% of all Premium in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4%. We do not vary the Premium Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the annual administrative expense charge, when due;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the Monthly Deduction in the same allocation percentages as specified for premium payments, unless specified otherwise.
Policy Fee. The monthly policy fee is $5.00 per month This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. For Policies issued in those states that do not have a maturity date, the Policy Fee is waived after the Insured’s Age 100.
Administrative Expense Charge. We will deduct an annual administrative expense charge of 0.20% of the Policy Value on each Policy Anniversary during the first twelve Policy Years. This charge is intended to help reimburse us for certain administrative expenses related to maintenance of the Policy and Separate Account. In addition, we may use the administrative expense charge to cover issue expenses and start up costs of the administrative systems for the Policy not covered by the surrender charge.
Risk Charge. We will also assess a charge on a daily basis against each Sub-Account of the Separate Account. This charge is currently 0.70% per year of the value of the Sub-Account. We may change this rate, but it will never exceed 0.90% of the value of the Sub-Accounts. This charge is intended to compensate us for our assumption of certain mortality and expense risks in connection with the Policy. Specifically, we bear the risk that the total amount of Death Benefits payable under the Policy will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the Policy will not be covered by administrative charges assessed under the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).

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Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000 (250% × $70,000), since this is greater than the Face Amount ($175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s Death Benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $100,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above the break point, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
For Policies issued in those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

27 PROSPECTUS

Male Non-Smoker	$8.14
Male Smoker	$9.55
Female Non-Smoker	$7.53
Female Smoker	$8.21
Unisex Non-Smoker	$8.02
Unisex Smoker	$9.27
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount was $150,000, the surrender charge initially would be $1,221.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$45.39
Male Smoker	$50.66
Female Non-Smoker	$38.98
Female Smoker	$41.15
Unisex Non-Smoker	$43.59
Unisex Smoker	$47.22
If you surrender your Policy after twelve Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the number of years elapsed since your Policy was issued. The surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Percent of Calculated Charge
1	100%
2	100%
3	100%
4	100%
5	100%
6	95%
7	90%
8	80%
9	70%
10	50%
11	40%
12	20%
13	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $610.50($1,221 × 50%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. The initial surrender charge on an increase is an amount per $1,000 of increase which varies by increase age, as shown in your Policy.
The surrender charge on the increase also decreases over a twelve Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is the same as the surrender charge percentages above. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the maximum surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

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For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult

29 PROSPECTUS

with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

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Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

31 PROSPECTUS

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale and Transfers of Ownership to Foreign Owners. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file an IRS Form 1099-SB including the seller’s investment in the life policy and the surrender value of the life insurance policy as of the date of sale. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential

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application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale. At time of death claim, the death benefits from these life insurance policies that are identified as Reportable Policy Sale contracts are required to be reported on an IRS Form 1099R as a Reportable Death Benefit under Section 6050Y. A Transfer of Ownership to a Foreign Owner requires us to file an IRS Form 1099-SB with the transferor’s investment in the life policy and the surrender value of the life insurance policy as of the date of transfer. A Foreign Owner is a person or entity that cannot provide us an IRS Form W-9 certifying they are a US citizen or resident alien. We require an original IRS Form W-8 to certify the owner’s foreign status.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

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Financial Statements
The financial statements of the Separate Account as of December 31, 2019 and for each of the two years in the period ended December 31, 2019, and the accompanying Report of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.
The statutory financial statements of Lincoln Benefit Life Company as of December 31, 2019 and December 31, 2018, for each of the three years in the period ended December 31, 2019, and the accompanying Reports of Independent Auditors appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy.
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Guaranteed Minimum Death Benefit, GMDB - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Debt, are at least as great as either the monthly Safety Net Premium or monthly Lifetime Guarantee Premium amount times the number of months since the Issue Date.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Lapse Determination Value - The value that must be available to pay a Monthly Deduction in order for the Policy to remain in force. If you have no outstanding Policy Debt, the Lapse Determination Value equals the Policy Value. Otherwise, it equals the Net Surrender Value.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - The Policy Anniversary following the Insured’s 100th birthday.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, annual administrative expense charge when due, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Guaranteed Minimum Death Benefit feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

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Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

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Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2020. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 033-67386

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Lincoln Benefit Life Company electronically by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-800-865-5237. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

37 PROSPECTUS

LBL6454-17

Investor’s Select Variable Universal Life Insurance Policy Prospectus
Flexible Premium Variable Universal Life Insurance Policies

Issued by:
Lincoln Benefit Life Company

In connection with:
Lincoln Benefit Life Variable Life Account

Street Address:
1221 N Street, Suite 200
Lincoln, NE 68508

Mailing Address:
Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

Telephone Number: 1-844-768-6780
Fax Number: 1-844-768-6772

This Prospectus describes information you should know before you purchase the Investor’s Select Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.
Effective December 31, 2003, this product is no longer being offered for sale.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-844-768-6780. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The date of this Prospectus is May 1, 2020

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DISTRIBUTION	34
LEGAL PROCEEDINGS	34
LEGAL MATTERS	34
FINANCIAL STATEMENTS	35
CYBER SECUIRTY RISKS	35
GLOSSARY OF SPECIAL TERMS	36
WHERE YOU CAN FIND MORE INFORMATION	38
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN BENEFIT LIFE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 35 of this prospectus.

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Summary
Description of the Policy and Policy Benefits
1. What is a Flexible Premium Variable Universal Life Insurance Policy?
Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a “variable” policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
2. What are the Premiums for this Policy?
You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Guaranteed Minimum Death Benefit (“GMDB”) feature you must pay the cumulative monthly guarantee premiums due. If you allow the GMDB feature to terminate, you must pay enough Premium so that your Lapse Determination Value can pay Monthly Deductions. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see “Purchase of Policy and Premiums” on page 11 and “Federal Taxes” beginning on page 29.
You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.
If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see “Federal Taxes - Modified Endowment Contracts” on page 31.
3. What is the Guaranteed Minimum Death Benefit feature?
Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, and provide a Guaranteed Minimum Death Benefit for either:

(a)	the Insured’s lifetime; or

(b)	for issue ages 0-55: to the Insured’s Attained Age 65;

(c)	for issue ages 56-70: 10 Policy Years; or

(d)	for issue ages 71-79: to the Insured’s Attained Age 80
so long as you pay the appropriate monthly guarantee premium. For additional discussion, see “Purchase of Policy and Premiums - Monthly Guarantee Premiums” on page 12.
4. How is my Policy Value Determined?
Your Premiums are invested in one or more of the Sub- Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in “Fee Tables” and described them in more detail in “Charges and Deductions” on page 26. For additional discussion of your Policy Value, please see “Policy Value” on page 13.
5. What are the Investment Choices for this Policy?
The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see “Risks of the Policy” on page 6 and “Transfers - Trading Limitations” on page 16.
6. How are my Premiums Allocated?
Before your Premiums are allocated to the Policy Value, we deduct a 2.5% Premium Charge. For more detail, see “Charges and Deductions” on page 26. The amount remaining after the deduction of the Premium Charge is called the Net Premium.
When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See “Purchase of Policy and Premiums - Allocation of Premiums” on page 12.

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Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in “Purchase of Policy and Premiums - Allocation of Premiums” on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.
We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.
7. May I Transfer Policy Value Among the Sub-Accounts and the Fixed Account?
You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at the address or telephone number shown on the first page of this Prospectus. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See “Transfers” on page 14.
In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see “Transfers - Dollar Cost Averaging” on page 14.
8. What are the Death Benefit Options?
While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy’s Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy’s Face Amount plus the Policy Value on the Insured’s date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see “Policy Loans” on page 22 and “Death Benefits and Optional Insurance Benefits” on page 20.
9. How is the Death Benefit paid?
While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of one sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.
10. Can I Increase or Decrease my Policy’s Face Amount?
Yes, you have considerable flexibility to increase or decrease your Policy’s Face Amount. You may request an increase and/or a decrease after the fifth Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $25,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see “Death Benefits and Optional Insurance Benefits - Change to Face Amount” on page 21. In addition, modifying your Policy’s Face Amount might have tax ramifications. For an additional discussion, please see “Federal Taxes” on page 29.
11. Do I have Access to the Value of my Policy?
Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first twelve Policy Years and the first twelve years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see “Charges and Deductions - Surrender Charge” on page 27.
You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see “Surrenders and Withdrawals” on page 24.
Surrenders and withdrawals may have tax consequences. For an additional discussion, please see “Risks of the Policy” on page 6 and “Federal Taxes - Taxation of Policy Benefits” on page 30.
12. May I Take out a Policy Loan?
You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see “Policy Loans” on page 22. For a discussion regarding the possible tax consequences of loans, see “Federal Taxes” on page 29.

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13. Can I Exchange my Policy?
During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion.
14. Can I Cancel my Policy?
You may cancel your Policy by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by the laws of the state in which you reside. We refund the Policy Value as of the date we receive your returned Policy, plus any charges previously deducted, unless your state requires a refund of Premium. Your Policy contains specific information about your free-look rights in your state. For more information, see “Cancellation and Conversion Rights - Free-Look Period,” on page 25.
Risks of the Policy
1. Is my Policy Value Guaranteed?
Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see “The Portfolios and Associated Risks” on page 7 and “Investment and Fixed Account Options” on page 17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.
2. Is this Policy Suitable for Short-Term Savings?
No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
3. Can my Policy Lapse?
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Guaranteed Minimum Death Benefit feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See “Lapse and Reinstatement” on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See “Federal Taxes” on page 29.
4. Are There Risks Involved with Specialized Uses of the Policy?
Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See “Federal Taxes” on page 29.
5. What are the Limitations on Withdrawal?
After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. We impose a proportionate percentage of the surrender charge on each withdrawal. Please note that withdrawals reduce your Policy’s Death Benefit. See “Partial Withdrawal” on page 24. In addition, withdrawals may have tax consequences. See “Federal Taxes” on page 29.
6. What are the Limitations on Transfer?
We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $25 in certain circumstances. If allowed in your state, we reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See “Transfers - Trading Limitations” on page 16.
7. What are the Limitations or Charges on Surrender of the Policy?
You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in “Charges and Deductions - Surrender Charge” on page 27. While the amount of the surrender charge

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decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See “Federal Taxes” on page 29.
8. What are the Risks of Taking a Policy Loan?
Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See “Federal Taxes - Modified Endowment Contracts” on page 31.
9. What are the Tax Consequences of Buying this Policy?
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 29.
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
The Portfolios And Associated Risks
1. What is a Portfolio?
Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”) or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
2. What are the Risks of the Portfolios?
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio’s investment policies and a comprehensive statement of each Portfolio’s risks may be found in its Prospectus. For additional information, please see “Investment and Fixed Account Options - The Sub-Accounts and the Portfolios” on page 17.
3. How can I Learn More about the Portfolios?
You should read the Portfolios’ current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios’ Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.

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Fee Tables
The following tables describe the fees and expenses that you pay when buying, owning and surrendering the Policy. The first table describes the maximum fees and expenses that you pay at the time that you buy or surrender the Policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Charge	When you pay a Premium.	2.5% of the Premium amount.

Surrender Charge (per $1000 of Face Amount) (1)	When you surrender your Policy during the first 12 Policy Years.

Minimum and Maximum Initial Surrender Charge:		Minimum: $2.27 per $1000. Maximum: $50.66 per $1000

Initial Surrender Charge for 40 year-old male non-smoker, $150,000 Face Amount		$8.14 per $1000.

Transfer Fee (2)	Each transfer after the first in each calendar month.	$25.00 maximum; $0 current

Net Loan Interest Rate (3)(4)	When you have a Policy Loan	Net Interest Rate on Standard Loans 2% Net Interest Rate on Preferred Loans 0%

(1)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a nonsmoker or smoker. For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner. An additional surrender charge is imposed if you increase your Policy’s Face Amount. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)	Currently, we are waiving this fee.

(3)
The net interest rate represents the difference between the interest rate we charge on the loan and the interest rate that is credited to the loan amount once it is moved to the Loan Account. We are currently crediting 4% to the amount allocated to the Loan Account. For more information, see “Policy Loans” on page 22.

(4)	Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.

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The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including the Portfolio fees and expenses. Each of these fees is calculated monthly and deducted from your Policy Value as part of the Monthly Deduction.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge (per $1000 Net Amount at Risk) (1)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum: $0.06 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.06 per $1000. Maximum: $24.83 per $1000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum: $0.20 per $1000. Maximum: $83.33 per $1000.	Current: Minimum: $0.19 per $1000. Maximum: $19.27 per $1000.
Policy Fee	Monthly	$5.00
Administrative Expense Charge	Yearly	Annual Rate for Policy Years 1-12: 0.20% of the Policy Value	Annual Rate for Policy Years 13+: 0%
Risk Charge (as a percentage of each Sub-Account Value) (2)	Daily	Annual Rate for All Policy Years: Guaranteed: 0.90% Current: 0.70%

(1)
The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. The cost of insurance charge increases as the Insured ages. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured’s circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see “Charges and Deductions” on page 26.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
The daily equivalent of the risk charge is deducted from the Accumulation Unit Values on each Valuation Date. The daily risk charge is currently 0.000019178, guaranteed not to exceed 0.000024658 thereafter.

We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if in our sole discretion we determine that we will incur a tax from the operation of the Separate Account.

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OPTIONAL BENEFIT CHARGES
Currently, we are offering the following optional riders, which are subject to state availability. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in “Optional Insurance Benefits” beginning on page 21:

Optional Benefit	When Charge is Deducted	Amount Deducted
Children’s Level Term Rider (per $5,000 unit of coverage	Monthly	$2.50 per unit
Accidental Death Benefit Rider (per $1,000 of benefit amount) (1)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.08 per $1,000 Maximum COI: $0.13 per $1,000
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.10 per $1,000
Continuation of Premium Rider (per $100 of benefit amount) (2)	Monthly
Minimum and Maximum COI Charge:		Minimum COI: $0.23 per $100 Maximum COI: $1.54 per $100
COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		COI: $0.41 per $100
Additional Insured Rider (per $1,000 of benefit amount) (3)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.07 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33 per $1,000 Current: Minimum COI: $0.25 per $1,000 Maximum COI: $19.60 per $1,000
Primary Insured Rider (per $1,000 of benefit amount) (4)	Monthly
Minimum and Maximum COI Charge:		Guaranteed: Minimum COI: $0.06 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.05 per $1,000 Maximum COI: $24.66 per $1,000
Minimum & Maximum COI Charge for a 40-year old Male Non-Smoker, $150,000 Face Amount		Guaranteed: Minimum COI: $0.20 per $1,000 Maximum COI: $83.33per $1,000 Current: Minimum COI: $0.17 per $1,000 Maximum COI: $19.60 per $1,000
Accelerated Death Benefit Rider, Terminal Illness (5)	N/A	N/A

(1)
The applicable charge depends on the Insured’s age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2)
The applicable charge depends on the Insured’s sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3)
The applicable charge depends on the Additional Insured’s age, sex and underwriting status when the Rider was added to your Policy. This Rider may no longer be added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4)
The applicable charge depends on the Insured’s age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)	There is no additional cost for these Riders. The Accelerated Death Benefit Rider, Terminal Illness, may be added to your Policy at any time.

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The table below shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.
Portfolio Total Annual Operating Expenses

	Minimum	Maximum
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.25%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2019.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $50,000 ($25,000 for Insureds age 65 or over at the Issue Date). Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. We have described some of the variations from the information appearing in this Prospectus due to individual state requirements in the SAI or in endorsements to the Policy, as appropriate.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.
If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.
Premium Payments. Premium payments in the first year must at least equal the required Premium shown in your policy. In Policy Years 2+, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 29.
Premiums must be sent to us at our mailing address on the first page. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid either the Lifetime Guarantee Premium or the Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Monthly Guarantee Premiums” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Lifetime Guarantee Premium or the Safety Net Premium amount.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

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Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” at page 31 below for more information.
Monthly Guarantee Premiums. The Policy offers a Guaranteed Minimum Death Benefit feature with two levels of monthly guarantee premiums - the Lifetime Guarantee Premium and the Safety Net Premium. This feature provides assurance that coverage will remain in force for specified periods regardless of changes in the Policy Value.
Lifetime Guarantee Premium. We guarantee that, during the Insured’s Lifetime, even if the Lapse Determination Value is not sufficient to pay the Monthly Deductions, your Policy (including any riders) will stay in force as long as your total Premiums, minus partial withdrawals and Policy Debt, at least equal the product of the monthly Lifetime Guarantee Premium times the number of months since the Issue Date. This feature may not be available in all states.
Safety Net Premium. If your total Premiums minus partial withdrawals and Policy Debt at least equal the sum of the monthly Safety Net Premium times the number of months since the Issue Date, we guarantee that your Policy (including any riders) will remain in force during a specified period even if the Lapse Determination Value becomes insufficient to cover Monthly Deductions. The specified period varies by Issue Age as follows:
Issue ages 0-55: to the Insured’s Attained Age 65;
Issue ages 56-70: 10 Policy Years; or
Issue ages 71-79: to the Insured’s Attained Age 80.
In some states, these Safety Net Premium periods are not permitted by law. Please check with your local representative on the Safety Net period approved in your state.
During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.
Before your Policy is issued, you must choose which Monthly Guarantee Premium option will apply to your Policy. If you do not make an election, the Safety Net Premium will apply. You may not change your election after your Policy is issued. If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the Monthly Guarantee Premium times the number of Policy Months since the Issue Date, we will let you know and you will have 61 days to satisfy the shortfall. If you do not, the Guaranteed Minimum Death Benefit feature will end. Once the Guaranteed Minimum Death Benefit feature terminates, you cannot reinstate it and your Policy stays in force only as long as the Lapse Determination Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 25.
Increases, decreases, partial withdrawals, Death Benefit option changes, and addition or deletion of riders may affect the Monthly Guarantee Premium Amount.
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes - Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor, and see “Replacement of Modified Endowment Contracts” in the SAI.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed

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Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.
In some states, we are required to return at least your Premium if you cancel your Policy during the “free-look” period. In those states, currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the “free-look” period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see “Cancellation and Conversion Rights” on page 25.

Policy Value
General. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the SAI.
We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business.
Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in “Allocation of Premiums” above.
Accumulation Units. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account’s Accumulation Unit Value on the Valuation Date when the allocation occurs.
Accumulation Unit Value. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), minus (3), where:

(1)
equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable),

(2)	is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period, and

(3)	is the daily risk charge assessed for mortality and expense risks.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value. For a more detailed discussion, please see “Policy Value” on page 13.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

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Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount, except in states where a minimum transfer amount is required by law. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.
You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on days when the NYSE is open for business. See “Policy Value” on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.
Special requirements apply to transfers from the Fixed Account. You may transfer one sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
The maximum amount which may be transferred as one sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is: (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or (ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
In addition, you may transfer 100% of the Fixed Account balance in one sum to the Sub-Account(s) if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you

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instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers - General” on page 14 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

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Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Lincoln Benefit Life Company (“Lincoln Benefit”) has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Lincoln Benefit’s trading policy. Under these agreements, Lincoln Benefit is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

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Investment and Fixed Account Options
The Sub-Accounts and the Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.
Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.
We have briefly described the Portfolios below. The Sub-Accounts investing in certain Portfolios may not be available in all states. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. We will mail to you a prospectus for each Portfolio related to the Sub-Accounts which you allocate your premium.
You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at the telephone number shown on the first page of this Prospectus.

Sub-Account	Investment Objective	Investment Advisor
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series II (1)	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer VI International Growth Fund - Series II	The fund seeks capital appreciation.
Invesco Oppenheimer VI Main Street Small Cap Fund® - Series II	The fund seeks capital appreciation.
Invesco V.I. American Value Fund - Series I	To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. Growth and Income Fund - Series II	Long-term growth of capital and income.
Invesco V.I. Value Opportunities Fund - Series I	Long-term growth of capital.
ALPS VARIABLE INVESTMENT TRUST (2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio Class I	Capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio Class I	Current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio Class I	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	Current income and capital appreciation.
DEUTSCHE DWS VARIABLE SERIES I
DWS Bond VIP - Class A	To maximize total return consistent with preservation of capital and prudent investment management.	DWS Investment Management Americas Inc.
DEUTSCHE DWS VARIABLE SERIES II
DWS Global Income Builder VIP - Class A	To maximize income while maintaining prospects for capital appreciation.	DWS Investment Management Americas Inc.

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Sub-Account	Investment Objective	Investment Advisor
FEDERATED HERMES INSURANCE SERIES (3)
Federated Hermes Fund for U.S. Government Securities II (4)	Current income.	Federated Investment Management Company
Federated Hermes High Income Bond Fund II - Class P (4)	High current income.
Federated Hermes Managed Volatility Fund II - Class P (4)	High current income and moderate capital appreciation.	Federated Global Investment Management Corp. Federated Investment Management Company Federated Equity Management Company of Pennsylvania
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Asset Manager Portfolio - Initial Class	To obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity Management & Research Company (FMR)
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Long-term capital appreciation.
Fidelity® VIP Equity-Income PortfolioSM - Initial Class
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Government Money Market Portfolio - Initial Class	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio - Initial Class	To achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio - Initial Class	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Overseas Portfolio - Initial Class	Long-term growth of capital.
JANUS ASPEN SERIES
Janus Henderson Balanced Portfolio - Institutional Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Flexible Bond Portfolio - Institutional Shares	Maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Global Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Research Portfolio - Institutional Shares	Long-term growth of capital.
Janus Henderson Overseas Portfolio - Service Shares	Long-term growth of capital.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Large Cap Value Portfolio - Class I	Long-term growth of capital as its primary objective. Current income as a secondary objective.	Legg Mason Partners Fund Advisor, LLC
MFS® VARIABLE INSURANCE TRUST
MFS® New Discovery Series - Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Growth Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley Investment Management Inc.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Shares	Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PUTNAM VARIABLE TRUST
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC

(1)
Effective April 30, 2020, the Invesco V.I. Mid Cap Growth Fund - Series II is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Mid Cap Growth Fund - Series II Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2020. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Mid Cap Growth Fund - Series II as of May 1, 2020, will be transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series II Sub-Account.

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(2)
The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(3)	Effective April 28, 2020, the Federated Insurance Series trust is changing its name to the Federated Hermes Insurance Series.

(4)
Effective April 28, 2020, the Federated Fund for U.S. Government Securities II; the Federated High Income Bond Fund II - Class P; and the Federated Managed Volatility Fund II - Class P are changing their names to the Federated Hermes Fund for U.S. Government Securities II; the Federated Hermes High Income Bond Fund II - Class P; and the Federated Hermes Managed Volatility Fund II - Class P, respectively.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Some of the Portfolios have been established by investment advisors, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.
Certain Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio’s Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.
Additions, Deletions and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.
We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

•	to operate the Separate Account in any form permitted by law;

•	to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

•	to transfer assets from one Sub-Account to another, or to our general account;

•	to add, combine, or remove Sub-Accounts in the Separate Account;

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•	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in “Charges and Deductions”; and

•
to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Lincoln Benefit invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an annual effective rate of at least 4% per year. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see “Optional Insurance Benefits” beginning on page 21. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.
Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $60,000 and the Policy Value increased to $68,000 and then decreased to $54,000, the changes in Policy Value would have the following effects on the Death Benefit:

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EXAMPLES	A	B

Face Amount	$150,000	$150,000
Death Benefit Option	1	1
Insured’s Attained Age	40	40
Policy Value on Date of Death	$68,000	$54,000
Applicable Corridor Percentage	250%	250%
Death Benefit	$170,200	$150,000
In Example A, the Death Benefit equals $170,000, i.e., the greater of $100,000 (the Face Amount) and $170,000(the Policy Value at the Date of Death of $68,000, multiplied by the corridor percentage of 250%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $150,000, i.e., the greater of $150,000 (the Face Amount) or $135,000 (the Policy Value of $54,000 multiplied by the corridor percentage of 250%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2. In addition, changes to the death benefit option may have tax consequences.  See “Federal Taxes - Modified Endowment Contracts” on page 31.
Change to Face Amount. You may change the Face Amount after the fifth Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $25,000.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Lapse Determination Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 27 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Monthly Guarantee Premiums. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 29.
Optional Insurance Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Monthly Guarantee Premiums for your Policy. The riders we currently offer are described below. All of these riders may be added at any time except the Primary Insured Rider and the Additional Insured Rider. In our discretion, we may offer additional riders or stop offering a rider.

•	Children’s Level Term Rider.
This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.

•	Accidental Death Benefit Rider.
Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.

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•	Continuation of Premium Rider.
Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

•	Additional Insured Term Rider.
This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 99. Until the Additional Insured’s 75th birthday, you may exchange the rider for a new Policy on the Additional Insured’s life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

•	Primary Insured Term Rider.
This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 99. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.
Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

•	Accelerated Death Benefit Rider, Terminal Illness.
This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i) 50% of the Death Benefit as of the date the first request is paid; or
(ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;
(iii) pro-rata amount of any outstanding Policy Loan; and
(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value - Postponement of Payments.”

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When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest.
As of May 1, 2009, in most states, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, in most states if we have not received instructions as to how to allocate a policy loan among the Sub-Accounts and the Fixed Account, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. In Florida, if no allocation specification is made, the loan will be allocated among the Sub-Accounts in the same proportion that the policy value in each Sub-Account bears to the total Policy Value on the date of the loan. In Texas, if no allocation specification is made, we will use the same percentages used to allocate monthly deductions to the Fixed Account and to each Sub-Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.
Loan Interest. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 6.0% per year.
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Loan Repayment. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:

Transferred Policy Value	$190,000
Transferred Policy Loan	$40,000
Surrender Value	$150,000
20% of Policy Value	$38,000
Preferred Loan	$38,000
Standard Loan	$2,000
Beginning in policy year 13, all new and existing loans will be treated as preferred loans with regard to interest accruing or credited on or after April 15, 2006.
Effect on Policy Value. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary

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income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

Surrenders and Withdrawals
Surrenders. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.
The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in one sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.
Partial Withdrawal. General. While the Policy is in force after the first Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We will assess a proportionate percentage of the surrender charge when a withdrawal is taken.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the life insurance proceeds payable under the Policy.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in one sum or under one of the Settlement Options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest bearing account, if available. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3.5%. We may pay interest in excess of the guaranteed rate.
We currently offer the five Settlement Options described below:
Option A - Interest. We hold the proceeds, credit interest to them and pay out the funds when the person entitled to them requests.
Option B - Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted.
Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

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Option D - Joint and Survivor. We pay the proceeds in a monthly income to two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Option E - Period Certain. We pay the proceeds in monthly installments for a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.
In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

Maturity
The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions.

Lapse and Reinstatement
Lapse and Grace Period. If the Lapse Determination Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Guaranteed Minimum Death Benefit feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.
At least 30 days before the end of the Grace Period, we send you a notice.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See “Death Benefits and Optional Insurance Benefits” on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

Cancellation and Conversion Rights
Free-Look Period. You may cancel your Policy by returning it to us within ten (10) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, our current procedure is to allocate any Premium received before the end of the free-look period as described in “Allocation of Premium” above. In the future, however, if you live in one of those states, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date or, if your state’s free-look period is longer than ten days, for ten days plus the period required by state law. We will allocate Premiums received during that time to the Fixed Account. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.
Conversion. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment.

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The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

Charges and Deductions
Premium Charge. Before we allocate a Premium to the Policy Value, we will subtract the Premium Charge. The Premium Charge equals 2.5% of all Premium in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4%. We do not vary the Premium Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following four items:

1)	the Policy Fee;

2)	the annual administrative expense charge, when due;

3)	the cost of insurance charge for your Policy; and

4)	the cost of additional benefits provided by a rider, if any.
We allocate the Monthly Deduction in the same allocation percentages as specified for premium payments, unless specified otherwise.
Policy Fee. The monthly policy fee is $5.00 per month This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. For Policies issued in those states that do not have a maturity date, the Policy Fee is waived after the Insured’s Age 100.
Administrative Expense Charge. We will deduct an annual administrative expense charge of 0.20% of the Policy Value on each Policy Anniversary during the first twelve Policy Years. This charge is intended to help reimburse us for certain administrative expenses related to maintenance of the Policy and Separate Account. In addition, we may use the administrative expense charge to cover issue expenses and start up costs of the administrative systems for the Policy not covered by the surrender charge.
Risk Charge. We will also assess a charge on a daily basis against each Sub-Account of the Separate Account. This charge is currently 0.70% per year of the value of the Sub-Account. We may change this rate, but it will never exceed 0.90% of the value of the Sub-Accounts. This charge is intended to compensate us for our assumption of certain mortality and expense risks in connection with the Policy. Specifically, we bear the risk that the total amount of Death Benefits payable under the Policy will be greater than anticipated, and we also assume the risk that the actual cost we incur to administer the Policy will not be covered by administrative charges assessed under the Policy.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (40-Year Old Non-Smoking Male):
Face Amount	$150,000
Death Benefit Option	1
Policy Value on the Prior Monthly Deduction Day	$30,000
Insured’s Attained Age	40
Corridor Percentage	250%
Death Benefit	$150,000
On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $150,000, because the Face Amount ( $150,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 250% = $75,000). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $119,510.55(( $150,000/1.0032737) - $30,000).

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Assume that the Policy Value in the above example was $70,000. The Death Benefit would then be $175,000 (250% × $70,000), since this is greater than the Face Amount ($175,000). The cost of insurance rates in this case would be applied to the net amount at risk of $104,428.97 (($175,000/1.0032737) - $70,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decrease in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s Death Benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $100,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above the break point, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary (“1980 CSO”) Smoker and Non-Smoker Mortality Table based on the Insured’s sex and age last birthday. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.
If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.
For Policies issued in those states that do not have a Maturity Date, beginning on the Policy Anniversary following the Insured’s 100th birthday, we waive all cost of insurance charges and monthly policy fees.
Rider Charges. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page 21.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in “Fee Tables” above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. The applicable rate depends on the Premium, Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 40 when your Policy is issued, the applicable rates per thousand are as follows:

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Male Non-Smoker	$8.14
Male Smoker	$9.55
Female Non-Smoker	$7.53
Female Smoker	$8.21
Unisex Non-Smoker	$8.02
Unisex Smoker	$9.27
Accordingly, if the Insured were a male non-smoker age 40 and the Policy’s Face Amount was $150,000, the surrender charge initially would be $1,221.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker	$45.39
Male Smoker	$50.66
Female Non-Smoker	$38.98
Female Smoker	$41.15
Unisex Non-Smoker	$43.59
Unisex Smoker	$47.22
If you surrender your Policy after twelve Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the number of years elapsed since your Policy was issued. The surrender charge percentage rates would apply if the Insured were 40 years old when your Policy was issued:

POLICY YEAR	Percent of Calculated Charge
1	100%
2	100%
3	100%
4	100%
5	100%
6	95%
7	90%
8	80%
9	70%
10	50%
11	40%
12	20%
13	0%
Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal $610.50($1,221 × 50%). A different surrender charge percentage rate might apply if the Insured is older than 40 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. The initial surrender charge on an increase is an amount per $1,000 of increase which varies by increase age, as shown in your Policy.
The surrender charge on the increase also decreases over a twelve Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is the same as the surrender charge percentages above. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the maximum surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

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For partial withdrawals made during the first twelve Policy Years, we assess a proportionate percentage of the surrender charge. The proportionate percentage is the amount of the partial withdrawal requested divided by the surrender value. When a partial withdrawal is assessed, we will reduce any remaining surrender charges in a proportionate manner.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

General Policy Provisions
Beneficiaries. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.

About Us
Lincoln Benefit Life Company. Lincoln Benefit Life Company is a stock life insurance company engaged in the business of writing life insurance. Our offices are located at 1221 N Street, Suite 200, Lincoln, NE 68508; however, our mailing address is P.O. Box 1538, Jacksonville, IL 62651-1538. Please see also “General Information and History” in the SAI.
The Separate Account. Lincoln Benefit Life Variable Life Account is a segregated asset account of Lincoln Benefit. Lincoln Benefit owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Lincoln Benefit other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Lincoln Benefit’s other assets. Lincoln Benefit is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult

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with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Lincoln Benefit and its operations form a part of Lincoln Benefit. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Policies. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Lincoln Benefit has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 31.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

•	change beneficiaries,

•	assign the Policy,

•	revoke an assignment,

•	pledge the Policy, or

•	obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

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Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

•	the insured was an employee within 12 months of death;

•	proceeds are paid to the insured's beneficiary;

•	proceeds are used to buy back any equity interest owned by the insured at the time of death; or

•	the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:

•	more than 5% owners;

•	directors; and

•	anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:

•	more than 10% owners;

•	one of the five highest paid officers; or

•	among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

•	distributions made on or after the date on which the taxpayer attains age 59½;

•	distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

•
any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

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All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Lincoln Benefit, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale and Transfers of Ownership to Foreign Owners. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file an IRS Form 1099-SB including the seller’s investment in the life policy and the surrender value of the life insurance policy as of the date of sale. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential

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application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale. At time of death claim, the death benefits from these life insurance policies that are identified as Reportable Policy Sale contracts are required to be reported on an IRS Form 1099R as a Reportable Death Benefit under Section 6050Y. A Transfer of Ownership to a Foreign Owner requires us to file an IRS Form 1099-SB with the transferor’s investment in the life policy and the surrender value of the life insurance policy as of the date of transfer. A Foreign Owner is a person or entity that cannot provide us an IRS Form W-9 certifying they are a US citizen or resident alien. We require an original IRS Form W-8 to certify the owner’s foreign status.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Distribution
Allstate Distributors, L.L.C. (“ADLLC”), located at 3075 Sanders Road, Northbrook, IL 60062-7127, serves as distributor of the Policies. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contract that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.
Lincoln Benefit and ADLLC have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Lincoln Benefit is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
Matters of Nebraska law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Nebraska law, have been passed upon by Lamson, Dugan & Murray LLP, Omaha, Nebraska.

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Financial Statements
The financial statements of the Separate Account as of December 31, 2019 and for each of the two years in the period ended December 31, 2019, and the accompanying Report of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.
The statutory financial statements of Lincoln Benefit Life Company as of December 31, 2019 and December 31, 2018, for each of the three years in the period ended December 31, 2019, and the accompanying Reports of Independent Auditors appear in the Statement of Additional Information.

Cyber Security Risks
We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you.   These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.

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Glossary of Special Terms
Please refer to this list for the meaning of the following terms:
Accumulation Unit - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age - The Insured’s age at his or her last birthday.
Attained Age - The Insured’s age at the last Policy Anniversary.
Beneficiary(ies) - The person(s) named by you to receive the Death Benefit under the Policy.
Death Benefit - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.
Face Amount - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account - The portion of the Policy Value allocated to our general account.
Grace Period - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.
Guaranteed Minimum Death Benefit, GMDB - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Debt, are at least as great as either the monthly Safety Net Premium or monthly Lifetime Guarantee Premium amount times the number of months since the Issue Date.
Insured - The person whose life is Insured under the Policy.
Issue Date - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.
Lapse Determination Value - The value that must be available to pay a Monthly Deduction in order for the Policy to remain in force. If you have no outstanding Policy Debt, the Lapse Determination Value equals the Policy Value. Otherwise, it equals the Net Surrender Value.
Loan Account - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Maturity Date - The Policy Anniversary following the Insured’s 100th birthday.
Monthly Automatic Payment - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, annual administrative expense charge when due, cost of insurance charge, and the cost of any benefit riders.
Monthly Deduction Day - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.
Net Death Benefit - The Death Benefit, less any Policy Debt.
Net Investment Factor - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.
Net Policy Value - The Policy Value, less any Policy Debt.
Net Premium - The Premium less the Premium Charge.
Net Surrender Value - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Guaranteed Minimum Death Benefit feature is in effect.
Policy Anniversary - The same day and month as the Issue Date for each subsequent year the Policy remains in force.
Policy Debt - The sum of all unpaid Policy loans and accrued loan interest.
Policy Month - A one month period beginning on the same day of the month as the issue date of the policy.
Policy Owner (“You” “Your”) - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.
Policy Value - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

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Policy Year - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.
Portfolio(s) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium - Amounts paid to us as premium for the Policy by you or on your behalf.
Qualified Plan - A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401(a) or 403(b) of the Tax Code.
SAI - Statement of Additional Information, which is available upon request.
Separate Account - The Lincoln Benefit Life Variable Life Account, which is a segregated investment account of Lincoln Benefit.
Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.
Surrender Value - The Policy Value less any applicable surrender charges.
Tax Code, Code - The Internal Revenue Code of 1986, as amended.
Valuation Date - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.
Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our - Our company, Lincoln Benefit Life Company, sometimes referred to as “Lincoln Benefit.”
You, Your - The person having the rights and privileges of ownership in the Policy.

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Where You Can Find More Information
You can call us at 1-844-768-6780 to ask us questions, to request information about the Policy, and to obtain copies of the SAI, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We have filed a SAI with the SEC. The current SAI is dated May 1, 2020. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.
LINCOLN BENEFIT LIFE COMPANY
through its Lincoln Benefit Life Variable Life Account
1940 Act File No. 811-9154
1933 Act File No. 033-67386

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Lincoln Benefit Life Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Lincoln Benefit Life Company that you wish to continue receiving paper copies of your shareholder reports by contacting Lincoln Benefit Life Company Customer Service at 1-844-768-6780. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

38 PROSPECTUS

LBL6454RES-17

STATEMENT OF ADDITIONAL INFORMATION
INVESTOR'S SELECT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS: May 1, 2020

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT ("Separate Account")
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Lincoln Benefit Life Company
P.O. Box 660191
Dallas, Texas 75266-0191

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBERSECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company (“Lincoln Benefit” or the “Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200, Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation (“HoldCo”), which is a wholly-owned subsidiary of LBL HoldCo, Inc., a Delaware corporation (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of Guaranty Income Life Insurance Company (“GILICO”)., an Iowa-domiciled insurance company.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Policy everywhere we conduct variable life business. The Policies offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to GILICO.
On December 31, 2019, GILICO completed the indirect acquisition of Lincoln Benefit. The benefits and provisions of the Policies have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Policy.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014.
Additionally, on December 31, 2019, Lincoln Benefit entered into a cost sharing and services agreement with Kuvare US Holdings, Inc. (“Kuvare”), the direct parent of GILICO, and Kuvare Insurance Services LP (“KIS”), a Delaware limited partnership. Under this agreement Kuvare and KIS have agreed to provide certain management and administrative services to Lincoln Benefit, including management, reinsurance, legal, audit, administration, financial planning and other services. Lincoln Benefit reimburses Kuvare and KIS at cost for services provided by Kuvare and KIS pursuant to this agreement.

On December 31, 2019, Lincoln Benefit entered into an Investment Management Agreement with KIS, whereby KIS has agreed to provide certain investment advisory and management services to Lincoln Benefit. Pursuant to this agreement, KIS will receive a gross fee of approximately 0.30% per annum on all investment assets of Lincoln Benefit managed under this agreement.

Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2019, consisted of the following: Toppan Merrill LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).
In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials;

•	Maintenance, coordination and filing of product prospectus materials

•	Payment of commissions and agent licenses,

•	Trading of underlying NAV shares, and

•	Compliance with certain regulatory activities.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance ("Department of Insurance"). Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company and the financial statements of the Lincoln Benefit Life Variable Life Account as of and for the year then ended December 31, 2019 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company for the year ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1) The total value of your Accumulation Units in the Sub-Account; plus
(2) Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus
(3) Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4) Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6) The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1) Any Net Premium allocated to it, plus
(2) Any Policy Value transferred to it from the Sub-Accounts; plus
(3) Interest credited to it; minus
(4) Any Policy Value transferred out of it; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6) The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.

GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.
ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2017	2018	2019
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0
DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2019 and for each of the two years in the period ended December 31, 2019, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2019 and December 31, 2018, for each of the three years in the period ended December 31, 2019, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

CYBER SECURITY RISKS
With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.
Deliberate cyber-attacks include but are not limited to:  gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.
Cyber security incidents that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only during our own administration of the Policy, but also at entities operating the Policy’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts of a cyber security incident include but are not limited to:  financial losses under the Policy; your inability to conduct transactions under the Policy that may involve  an underlying fund; an inability to calculate unit values under the Policy and/or the net asset value ("NAV") of an underlying fund; and disclosures of your confidential personal financial information.
In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.
The rapid proliferation of technologies‑‑as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others‑‑continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your Policy due to cyber-attacks or information security breaches, or that all risks that exist~~,~~ or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

STATEMENT OF ADDITIONAL INFORMATION
INVESTOR'S SELECT FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

DATE OF STATEMENT OF ADDITIONAL INFORMATION
AND RELATED PROSPECTUS: May 1, 2020

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT ("Separate Account")
DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-844-768-6780 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

Lincoln Benefit Life Company
Policyholder Services
P.O. Box 1538
Jacksonville, IL 62651-1538

GENERAL INFORMATION AND HISTORY

Description of Lincoln Benefit Life Company

State Regulation of Lincoln Benefit

Lincoln Benefit Life Variable Life Account

EXPERTS

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts

Computation of Policy Value

Transfers Authorized by Telephone

GENERAL POLICY PROVISIONS

Statements to Policy Owners

Limit on Right to Contest

Suicide

Misstatement as to Age and Sex

ADDITIONAL INFORMATION ABOUT CHARGES

DISTRIBUTOR

DISTRIBUTION OF THE POLICY

FINANCIAL STATEMENTS

CYBERSECURITY RISKS

GENERAL INFORMATION AND HISTORY
Description of Lincoln Benefit Life Company. Lincoln Benefit Life Company (“Lincoln Benefit” or the “Company”) is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 1221 N Street, Suite 200, Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation (“HoldCo”), which is a wholly-owned subsidiary of LBL HoldCo, Inc., a Delaware corporation (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of Guaranty Income Life Insurance Company (“GILICO”)., an Iowa-domiciled insurance company.
We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We will market the Policy everywhere we conduct variable life business. The Policies offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.
The Company has reinsurance agreements whereby certain premiums, contract charges, interest credited to contract holder funds, benefits and expenses are ceded to GILICO.
On December 31, 2019, GILICO completed the indirect acquisition of Lincoln Benefit. The benefits and provisions of the Policies have not been changed by the transactions and agreements pursuant to this acquisition, and none of the transactions or agreements pursuant to this acquisition have changed the fact that we are primarily liable to you for your Policy.
Additionally, on April 1, 2014, Lincoln Benefit and Allstate Life entered into an Amended and Restated Reinsurance Agreement, pursuant to which Allstate Life reinsures business that was ceded by Lincoln Benefit to Allstate Life before the acquisition (the “ALIC Reinsured Business”). Allstate Life provides certain administrative services for the ALIC Reinsured Business and the Separate Account pursuant to an Amended and Restated Administrative Services Agreement entered into between Lincoln Benefit and Allstate Life, effective as of April 1, 2014.
Additionally, on December 31, 2019, Lincoln Benefit entered into a cost sharing and services agreement with Kuvare US Holdings, Inc. (“Kuvare”), the direct parent of GILICO, and Kuvare Insurance Services LP (“KIS”), a Delaware limited partnership. Under this agreement Kuvare and KIS have agreed to provide certain management and administrative services to Lincoln Benefit, including management, reinsurance, legal, audit, administration, financial planning and other services. Lincoln Benefit reimburses Kuvare and KIS at cost for services provided by Kuvare and KIS pursuant to this agreement.

On December 31, 2019, Lincoln Benefit entered into an Investment Management Agreement with KIS, whereby KIS has agreed to provide certain investment advisory and management services to Lincoln Benefit. Pursuant to this agreement, KIS will receive a gross fee of approximately 0.30% per annum on all investment assets of Lincoln Benefit managed under this agreement.

Lincoln Benefit has entered into a master services agreement with Alliance-One Services, Inc., pursuant to which Alliance-One Services, Inc. or an affiliate provides certain administrative services to the Separate Account and the Recaptured Business. Alliance-One Services, Inc. or Lincoln Benefit may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2019, consisted of the following: Toppan Merrill LLC (compliance printing and mailing) and DST Systems, Inc. (FAN mail, positions, prices).
In administering the Policies, the services agreements include the following services, among others:

•	Maintenance of Policy Owner records;

•	Policy Owner services;

•	Calculation of unit values;

•	Maintenance of the Separate Account;

•	Preparation of Policy Owner statements;

•	Maintenance of fund company relationships, reports and materials;

•	Maintenance, coordination and filing of product prospectus materials

•	Payment of commissions and agent licenses,

•	Trading of underlying NAV shares, and

•	Compliance with certain regulatory activities.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance ("Department of Insurance"). Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.
Lincoln Benefit Life Variable Life Account. Lincoln Benefit Life Variable Life Account was originally established in 1990, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.
EXPERTS
The financial statements of Lincoln Benefit Life Company and the financial statements of the Lincoln Benefit Life Variable Life Account as of and for the year then ended December 31, 2019 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Lincoln Benefit Life Company for the year ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY
Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1) The total value of your Accumulation Units in the Sub-Account; plus
(2) Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus
(3) Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4) Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6) The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1) Any Net Premium allocated to it, plus
(2) Any Policy Value transferred to it from the Sub-Accounts; plus
(3) Interest credited to it; minus
(4) Any Policy Value transferred out of it; minus
(5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6) The portion of any Monthly Deduction allocated to the Fixed Account.
All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and Lincoln Benefit Life are open for business, at that day's price.

GENERAL POLICY PROVISIONS
Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

ADDITIONAL INFORMATION ABOUT CHARGES
We do not assess a surrender charge on surrenders under Policies issued to employees of Allstate, or to their spouses or minor children if these individuals reside in the State of Nebraska.
DISTRIBUTOR
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out of services we provide on the Policies.

	2017	2018	2019
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0
Other fees paid to ADLLC for distribution services	0	0	0
DISTRIBUTION OF THE POLICY
Lincoln Benefit offered the Policies on a continuous basis until December 31, 2003. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of .25% of policy value on policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.
FINANCIAL STATEMENTS
The financial statements of the Separate Account as of December 31, 2019 and for each of the two years in the period ended December 31, 2019, the financial statements and related financial statement schedules of Lincoln Benefit Life Company as of December 31, 2019 and December 31, 2018, for each of the three years in the period ended December 31, 2019, and the accompanying Reports of Independent Registered Public Accounting Firms appear in the Statement of Additional Information.

CYBER SECURITY RISKS
With the increasing reliance on digital technology to conduct necessary business functions and engage customers and business partners, we are susceptible to ongoing risks and threats of cyber security incidents. These risks include the occurrence of deliberate or malicious attacks, as well as unintentional incidents. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our offering of unaffiliated underlying funds and administrators. To provide reasonable assurance, we employ people, process and technology, and related protocols to protect computer hardware, networks, systems and applications and the data transmitted and stored therewith. These measures are intended to safeguard the reliability of our systems, as well as the security, availability, integrity, and confidentiality of our data assets. We also contract with vendors who we ensure have their own safeguards for our data.
Deliberate cyber-attacks include but are not limited to:  gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate financial assets and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites to prevent access to computer networks. In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on our systems.
Cyber security incidents that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only during our own administration of the Policy, but also at entities operating the Policy’s underlying funds intermediaries, and third-party service providers. Cyber security failures originating with any of the entities involved with the servicing and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts of a cyber security incident include but are not limited to:  financial losses under the Policy; your inability to conduct transactions under the Policy that may involve  an underlying fund; an inability to calculate unit values under the Policy and/or the net asset value ("NAV") of an underlying fund; and disclosures of your confidential personal financial information.
In addition to direct impacts to you, cyber security incidents may have adverse impacts on us. For instance, such cyber security incidents may prompt regulatory inquiries and could result in regulatory proceedings that cause us to incur regulatory, legal and/or litigation costs and may cause reputational damage. Costs incurred by us may include expenses related to reimbursement, litigation and litigation settlements, and additional compliance costs. We may also incur considerable expenses when enhancing and upgrading computer systems and systems security to prevent or remediate a cyber security failure.
The rapid proliferation of technologies‑‑as well as the increased sophistication of organized crime, hackers, terrorists, hostile foreign governments, and others‑‑continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective in avoiding losses affecting your Policy due to cyber-attacks or information security breaches, or that all risks that exist~~,~~ or may develop in the future have been completely anticipated and identified or can be protected against. Nor can we control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Financial Statements as of December 31, 2019 and December 31, 2018 and for the years ended December 31, 2019, 2018 and 2017 and Reports of Independent Registered Public Accounting Firms

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2019

Page(s)

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	2

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS	6

STATUTORY STATEMENTS OF OPERATIONS	7

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS	8

STATUTORY STATEMENTS OF CASH FLOWS	9

NOTES TO STATUTORY STATEMENTS	10

INDEPENDENT AUDITORS’ REPORTS

To the Shareholders and Board of Directors of

Lincoln Benefit Life Company

Rosemont, Illinois

We have audited the accompanying statutory financial statements of Lincoln Benefit Life Company (the “Company”), a wholly-owned subsidiary of LBL HoldCo II, Inc., which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations, changes in capital stock and surplus, and cash flows for the years then ended, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Management’s Responsibility for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by Lincoln Benefit Life Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Lincoln Benefit Life Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Lincoln Benefit Life Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory financial statements.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 30, 2020

Report of Independent Auditors

To the Board of Directors of Lincoln Benefit Life Company:

We have audited the accompanying statutory financial statements of Lincoln Benefit Life Company, which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

May 8, 2018

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

DECEMBER 31, 2019 AND 2018

($’S IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	December 31, 2019	December 31, 2018
Admitted Assets
Bonds	$6,361,622	$7,709,648
Preferred stocks	14,800	14,800
Common stocks	8,479	6,988
Mortgage loans	721,831	859,366
Contract loans	33,622	134,465
Other investments	84,792	50,377
Receivables for securities	96	539
Cash, cash equivalents and short-term investments	250,810	211,240

Total Cash and Invested Assets	7,476,052	8,987,423
Due and accrued investment income	75,238	90,974
Current income tax recoverable	26,066	28,937
Net deferred tax asset	27,030	26,585
Deferred premium and other assets, net	103,990	61,707
Separate account assets	1,464,556	1,266,912

Total Admitted Assets	9,172,932	$10,462,538

Liabilities, Capital Stock and Surplus
Reserves for policy benefits	4,357,355	6,001,555
Reinsurance payable	48,333	979
Interest maintenance reserve	35,675	—
Funds held under coinsurance	2,776,976	2,709,129
Other liabilities	137,427	104,033
Separate account liabilities	1,464,556	1,266,912

Total Liabilities	8,820,322	$10,082,608

Capital Stock and Surplus
Common capital stock, $100 par value, 30,000 shares authorized and 25,000 shares outstanding	2,500	2,500
Gross paid in and contributed surplus	196,779	171,003
Unassigned funds	153,331	206,427

Total Capital Stock and Surplus	352,610	$379,930

Total Liabilities, Capital Stock and Surplus	9,172,932	$10,462,538

See Notes to the Statutory Financial Statements

6

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

($’S IN THOUSANDS)

	2019	2018	2017
Revenue
Premiums	$(913,357)	$80,113	$111,012
Net investment income	382,333	402,362	431,120
Commissions and expense allowance	84,423	64,286	69,041
Reserve adjustments on reinsurance ceded	(686,158)	(174,884)	(196,905)
Other income	34,628	24,927	25,371

Total Revenue	(1,098,131)	396,804	439,639

Benefits and Expenses
Benefit payments to policyholders and beneficiaries	$389,734	$702,649	$722,790
Net change to policy benefit reserves	(1,707,830)	(484,565)	(488,877)
Net transfers from separate accounts	(63,167)	(60,276)	(70,296)
Commissions and operating expenses	270,576	218,553	229,001

Total benefits and expenses	(1,110,687)	376,361	392,618

Gain from operations before dividends and taxes	12,556	20,443	47,021
Policyholder dividends	31	34	34

Gain from operations before taxes	12,525	20,409	46,987
Income tax expense (benefit)	—	(4,090)	(8,296)

Net gain from operations	12,525	24,499	55,283
Net realized capital gains (losses)	21,624	11,224	9,212

Net Income	$34,149	$35,723	$64,495

See Notes to the Statutory Financial Statements

7

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

($’S IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

			Additional		Total
			Paid-In	Unassigned	Capital Stock
	Common Capital Stock		Capital	Funds	and Surplus
Balance, December 31, 2016	25,000	$2,500	$171,003	$386,032	$559,535
Net income	—	—	—	64,495	64,495
Change in net unrealized capital gains (losses)	—	—	—	(10,092)	(10,092)
Change in net deferred income tax	—	—	—	(13,626)	(13,626)
Change in nonadmitted assets	—	—	—	(92,976)	(92,976)
Dividends to stockholder	—	—	—	(70,000)	(70,000)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	2,212	2,212
Change in asset valuation reserve	—	—	—	2,032	2,032
Deferral of ceding commission	—	—	—	(15,779)	(15,779)

Balance, December 31, 2017	25,000	$2,500	$171,003	$252,298	$425,801
Net income	—	—	—	35,723	35,723
Change in net unrealized capital gains (losses)	—	—	—	(50,622)	(50,622)
Change in net deferred income tax	—	—	—	12,913	12,913
Change in nonadmitted assets	—	—	—	(19,333)	(19,333)
Dividends to stockholder	—	—	—	(15,000)	(15,000)
Change in asset valuation reserve	—	—	—	6,488	6,488
Deferral of ceding commission	—	—	—	(16,040)	(16,040)

Balance, December 31, 2018	25,000	$2,500	$171,003	$206,427	$379,930

Change in paid-in capital	—	—	25,776	—	25,776
Net income	—	—	—	34,149	34,149
Change in net unrealized capital gains (losses)	—	—	—	(45,874)	(45,874)
Change in net deferred income tax	—	—	—	(5,802)	(5,802)
Change in nonadmitted assets	—	—	—	19,704	19,704
Dividends to stockholder	—	—	—	(40,000)	(40,000)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(4,606)	(4,606)
Change in asset valuation reserve	—	—	—	5,397	5,397
Deferral of ceding commission	—	—	—	(16,064)	(16,064)

Balance, December 31, 2019	25,000	$2,500	$196,779	$153,331	$352,610

See Notes to the Statutory Financial Statements

8

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

($’S IN THOUSANDS)

	2019	2018	2017
Cash Flows from Operating Activities:
Premiums and other income received	$35,727	$154,825	$206,540
Investment income received	430,113	452,609	452,678
Benefit payments to policyholders and beneficiaries, including net transfers to separate accounts	(706,381)	(791,653)	(717,365)
Commissions, expenses and taxes paid	(200,532)	(228,066)	(234,171)

Net Cash Used in Operating Activities	(441,073)	(412,285)	(292,318)

Cash Flows from Investing Activities:
Proceeds from investments sold, matured, repaid or received
Bonds	$1,176,624	$1,418,296	$2,048,999
Mortgage loans	277,171	338,652	422,223
Other investments	48,813	14,348	24,668

Subtotal Proceeds from Investments	1,502,608	1,771,296	2,495,890
Cost of Investments Acquired:
Bonds	936,205	1,139,991	2,022,551
Stocks	51,519	50,110	117,852
Mortgage loans	141,078	147,702	5,325
Other investments	20,452	14,376	18,914

Subtotal Investments Acquired	1,149,254	1,352,179	2,164,642
Net Decrease in Contract Loans	(7,694)	(4,824)	(2,334)

Net Cash Provided by Investing Activities	361,048	423,941	333,582

Cash Flows from Financing and Miscellaneous Sources:
Net inflows (outflows) on deposit-type contracts	$80,479	$(41,070)	$168,220
Dividend to stockholders	(40,000)	(15,000)	(70,000)
Other cash provided (applied)	79,116	61,476	(53,141)

Net Cash (Used in) Provided by Financing and Miscellaneous Sources	119,595	5,406	45,079

Net Increase (Decrease) in Cash and Short-term Investments	39,570	17,062	86,343
Cash, cash equivalents and Short-term investments, Beginning of Year	$211,240	$194,178	$107,835

Cash, cash equivalents and Short-term Investments, End of Year	$250,810	$211,240	$194,178

Supplemental Disclosures of Cash Flow Information for Non-cash Transactions:
Change of intercompany note payable and receivable	$(55,500)	$(118,000)	$129,500
Transfers to other invested assets	$—	$—	$28,718
Bond exchanges and other non-cash exchanges	$—	$5,375	$10,959
Mortgage loan refinance	$—	$45,712	$11,368
Bonds, policy loans and other non-cash assets remitted to settle reinsurance premium	$1,444,046	$—	$—
Recapture of modified coinsurance	$539,191	$—	$—
IMR cession	$33,277	$—	$—

See Notes to the Statutory Financial Statements

9

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly-owned subsidiary of LBL HoldCo II, Inc. (“HoldCo”), which in turn is a wholly-owned subsidiary of LBL HoldCo, Inc. (“Holdings”).

On December 31, 2019, Guaranty Income Life Insurance Company (“GILICO”), an Iowa-domiciled insurance company, completed the acquisition (the “Transaction”) of Holdings and its subsidiaries (including the Company). Prior to December 31, 2019, Holdings was a wholly-owned subsidiary of RL LP (formerly Resolution Life LP) and RL Parallel LP (formerly Resolution Life (Parallel) LP).

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, became a wholly-owned subsidiary of Lincoln Benefit on April 1, 2014.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as, in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Sales channel”) and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased. Sales through the Allstate Sales channel ceased in 2017.

Allstate Life Insurance Company (“ALIC”) continues to administer and reinsure all life insurance business written by Lincoln Benefit through the Allstate Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, certain term life policies written by Lincoln Benefit, and Lincoln Benefit’s variable annuity business.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Nebraska Department of Insurance (“NE DOI” or the “Department”). The NE DOI requires insurance companies domiciled in the State of Nebraska to prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no deviations from NAIC SAP in the Company’s statutory financial statements as presented for December 31, 2019, 2018 or 2017.

DIFFERENCES BETWEEN NAIC SAP AND U.S. GAAP

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”). NAIC SAP differs from U.S. GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The principal differences between NAIC SAP and U.S. GAAP include:

•

Investments in bonds are generally carried at amortized cost; under U.S. GAAP, investments in bonds, other than those classified as held-to-maturity, are carried at fair value. For bonds held as available-for-sale, changes in fair value are recorded in accumulated other comprehensive income.

10

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

•

The changes in the unrealized gains or losses on certain investments are recorded as increases or decreases in statutory surplus; under U.S. GAAP, such unrealized gains and losses are recorded as a component of comprehensive income.

•

Investments in insurance subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus; under U.S. GAAP, subsidiaries are consolidated and results of operations are included in net income.

•

Minority ownership interests in partnerships are generally carried on an equity method basis with changes in equity reflected in unassigned surplus; under U.S. GAAP, minority ownership interests in partnerships are subject to lower thresholds and are generally carried at cost. Larger ownership interests are carried on an equity method basis with changes in equity reflected in net income. Controlling interests may be considered affiliated and require consolidation.

•

Derivative instruments are recorded at fair value and the changes in fair value are recorded as unrealized gains and losses in statutory surplus. Under U.S. GAAP, derivatives are recorded at fair value and changes in fair value are recorded in net income.

•

Embedded derivatives are carried consistently with the host instruments. Under U.S. GAAP, the embedded derivatives that are not clearly and closely related to the host are bifurcated and accounted for like any other freestanding derivative.

•

Interest Maintenance Reserve (“IMR”) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under U.S. GAAP.

•

Asset Valuation Reserve (“AVR”) represents a contingency reserve for credit related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under U.S. GAAP, but mortgage loans are recorded net of allowances for estimated uncollectible amounts.

•

Certain assets, principally prepaid expenses, agents’ balances, and certain deferred tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Under U.S. GAAP, such amounts are carried with an appropriate valuation allowance, when necessary.

•

Intangible assets such as present value of future profits and other adjustments, resulting from the Company’s acquisitions, are not recorded for statutory purposes. Intangible assets such as goodwill are recorded for statutory purposes with limitations and amortized. Under U.S. GAAP, the present value of future profits is recorded and amortized and goodwill is recorded at cost and tested for impairment using a fair value methodology at least annually.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under U.S. GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Aggregate reserves for a majority of life insurance and fixed annuity contracts are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Variable annuity contracts are reserved for using a prescribed principles-based approach. Under U.S. GAAP reserves for term life and fixed annuities are based on the present value of future benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for universal life and deferred annuities are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits.

11

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

•

Reserves are reported net of ceded reinsurance; under U.S. GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

•

Certain annuity contracts which do not pass through all investment gains to the contract holders are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

•

Policy acquisition costs are expensed as incurred; under U.S. GAAP, these costs are related to the successful acquisition of new and renewal insurance policies and investment contracts which are deferred and recognized over either the expected premium paying period or the expected gross profits.

•

The cumulative effect of changes in accounting principles are recorded as increases or decreases in statutory surplus; under U.S. GAAP, cumulative effects of changes in accounting principles generally affect equity and net income.

•

Premiums of universal life and deferred annuity contracts including policy charges are recorded as revenue when due. Under U.S. GAAP, policy charges are recorded as revenue when due, and the premiums are recorded as policyholder account balances.

•

Federal income taxes are provided for in the Company’s estimated current and deferred taxes. Income taxes incurred include current year estimates of Federal income taxes due or refundable, based on tax returns for the current year and all prior years to the extent not previously provided. Deferred taxes are provided for differences between the statutory financial statement basis and the tax basis of assets and liabilities. Changes in deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) are recognized as a separate component of gains and losses in statutory unassigned surplus, while under U.S. GAAP, these changes are included in income tax expense or benefit. Under U.S. GAAP and NAIC SAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The remaining adjusted gross deferred tax asset not meeting certain criteria outlined in Statement of Statutory Accounting Principle (“SSAP”) No. 101, “Income Taxes” (“SSAP No. 101”), are not admitted.

•

The Statutory Statements of Cash Flows differ in certain respects from the presentation required by U.S. GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	NAIC SAP does not require the presentation of a Statement of Comprehensive Income; under U.S. GAAP such a statement is required.

The effects on the Company’s financial statements attributable to the differences between NAIC SAP and U.S. GAAP are presumed to be material.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Nebraska requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and

12

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

contracts, deferred income taxes, provision for income taxes and other-than-temporary impairments (“OTTI”) of investments.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

INVESTMENTS

Cash, cash equivalents and Short-term Investments

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and certain money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are carried at estimated fair value or amortized cost, which approximates fair value.

Bonds

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the effective interest method. Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. The ratings for certain residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges modeled by a third-party vendor chosen by the NAIC that correspond to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class MBS and ABS are estimated by management using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis. If the collection of all

13

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Common Stocks

Common stocks are solely comprised of Federal Home Loan Bank of Chicago (“FHLB”) stock and are carried at cost.

Preferred Stocks

Redeemable preferred stocks are carried at cost.

Investments in Subsidiaries

Investments in insurance subsidiaries are carried based on the underlying statutory equity of the subsidiary. The Company’s investment in Lancaster Re is fully nonadmitted as of December 31, 2019 and 2018. The Company’s book/carrying values and nonadmitted value of its investment in Lancaster Re were $156.8 million and $168.1 million as of December 31, 2019 and 2018, respectively.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock on the loan’s settlement date, which is the date that the Company cash settles the purchase or sale of the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first lien mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

14

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

It is the Company’s policy to cease to carry accrued interest on commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2019 or 2018. Interest income is recognized on impaired mortgage loans upon receipt.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Investments

Other investments include investments in derivatives, surplus notes, a limited partnership and low income housing tax credits (“LIHTCs”). Investments in surplus notes that are rated NAIC 1 are carried at amortized cost. The minority interest in the partnership is carried using the equity method. LIHTCs are generally recorded at cost and amortized based on the utilization of tax credits and benefits. All of the Company’s investments in LIHTCs were sold in 2018 for a realized loss of $9 thousand.

Derivatives

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported consistently with the hedged items. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are valued at fair value with the changes in fair value recorded as unrealized gains and losses in the Statutory Statements of Changes in Capital Stock and Surplus, Change in net unrealized capital gains (losses). Realized investment gains and losses from derivatives that qualify for hedge accounting are reduced by amounts transferred to IMR.

Derivative instruments acquired by the Company were used to manage risks with certain assets and liabilities arising from potential adverse impacts from changes in risk-free interest rates and equity markets related to the Company’s equity indexed annuity and life contracts. The Company does not use derivatives for speculative purposes. Derivatives may include index option contracts and futures and interest rate swaps and are included in Other investments on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

The Company did not report any derivatives as accounting hedges as of December 31, 2019 and 2018.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly

15

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold. Should the deferral of realized losses, net of income tax, result in a debit balance IMR, that amount is presented as an asset and nonadmitted.

INVESTMENT INCOME DUE AND ACCRUED

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default, (b) bonds delinquent more than 90 days or where collection of interest is improbable and (c) mortgage loans in default if deemed uncollectible or over 180 days past due. As of December 31, 2019 and 2018, the Company’s nonadmitted investment income due and accrued was zero.

POLICY AND CONTRACT RESERVES

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, except variable annuities which use the Commissioners’ Annuity Reserve Valuation Method for Variable Annuities. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year.

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioner’s Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year.

Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amount required by law.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity and lapse assumptions are based on Company experience.

Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders’ contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

LIABILITY FOR POLICY AND CONTRACT CLAIMS

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon actual pending claim amounts and historical experience, adjusted for trends and current circumstances. Revisions of these estimates are included in the Company’s Statutory Statements of Operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different

16

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts. Refer to Note 13 of the Company’s financial statements for further discussion of the Company’s income taxes.

REINSURANCE

Policy and contract liabilities ceded have been reported as reductions of the related reserves. Premiums, commissions, expense reimbursement, claims, and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile and is included in funds held under reinsurance treaties with unauthorized companies. Changes in this liability are reported directly in unassigned surplus.

EXPERIENCE REFUNDS

Experience refunds are calculated in accordance with the applicable reinsurance agreements. Experience refunds are primarily determined by claims experience on the ceded blocks, in addition to numerous factors that include profitability of the Company during the period covered by the refund and capitalization levels of the Company. Experience refunds are recorded directly in earned income.

GUARANTY ASSOCIATION ASSESSMENTS

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business. Certain guaranty fund assessments paid by the Company are recoverable through premium tax credits over time.

RECOGNITION OF REVENUE AND RELATED EXPENSES

Scheduled life, accident and health insurance premiums and annuity considerations are recognized as revenue when due. Premiums for universal life and single premium contracts are recognized as revenue when collected. Benefits, surrenders and withdrawals are expensed as incurred. All acquisition costs and maintenance expenses are charged to the Company’s Statutory Statements of Operations as incurred.

OTHER INCOME

Other income primarily consists of various insurance policy charges. In 2019, other income includes IMR ceded as part of the Company’s reinsurance program described in Note 8.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

17

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit with offsetting transfers to/from the variable Separate Accounts are reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Company’s Statutory Statements of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

The results of variable annuity contracts and certain variable life policies are reinsured to ALIC pursuant to a modified coinsurance agreement.

NONADMITTED ASSETS

Certain assets are designated as “nonadmitted” under NAIC SAP. Such assets, principally related to amounts advanced to or due from financial representatives, prepaid expenses, aged reinsurance recoverables, deferred tax assets in excess of statutory limits and the Company’s investment in Lancaster Re are excluded from assets and surplus in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2019 and 2018. IMR is excluded from assets and surplus in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2018.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

ACCOUNTING PRONOUNCEMENTS

Effective January 2020 with early adoption permitted, the NAIC revised SSAP No. 22, “Leases” to SSAP No. 22R, “Leases - Revised” in order to update guidance on leases, including leveraged leases and sale-leaseback transactions. The substantive revisions to SSAP No. 22 were the result of U. S. GAAP based changes by the Financial Accounting Standards Board (“FASB”) through issuance of Accounting Standards Update (“ASU”) 2016-02, “Leases (Topic 842)”. The adoption of these revisions is not expected to have an

18

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

impact on the financial statements of the Company as the “operating lease” approach without recognition of a right-to-use asset or lease liability is still used under NAIC SAP for lessees.

Effective January 2020 with early adoption permitted, the NAIC revised SSAP No. 100R, “Fair Value”, as a result of the issuance of ASU 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurement”. This ASU was issued in August 2018 as part of a FASB project to improve the effectiveness of U.S. GAAP disclosures. The adoption of these revisions is not expected to have a significant impact on the financial statements of the Company and disclosures will be updated in Note 12.

Effective April 2019, the NAIC revised SSAP No. 100R, “Fair Value” as a result of the issuance of ASU 2018-36, “Changes to the Disclosure Requirements for Fair Value Measurement”. This ASU was issued to update the timing for the application of ASU 2018-13 for certain of the disclosures, i.e., deletion of the disclosures detailing transfers between Levels 1 and 2, policy for timing of transfers and valuation process for Level 3. The adoption of these revisions did not have a significant impact on the financial statements of the Company and disclosures were updated in Note 12.

Effective December 2019, the NAIC revised SSAP No. 43R “Loan-Backed and Structured Securities” to incorporate guidance for certain government sponsored enterprises credit risk transfer instruments known as mortgage-referenced securities (“MRS”) that meet the statutory classification of a structured note as the holder could lose principal with the performance of the referenced security, however, also encompass both the credit risk of the issuer (e.g., Fannie Mae or Freddie Mac), as well as the credit risk of mortgage loan borrowers. The adoption of these revisions did not have an impact on the financial statements of the Company as they continue to be admitted assets whereas the guidance for other types of structured notes was moved effective December 2019 to SSAP No. 86, “Derivatives” and the assets were nonadmitted.

Effective December 2019 with early adoption permitted, the NAIC revised SSAP No. 69. “Cash Flows”, as a result of the issuance of ASU 2016-18. “Statement of Cash Flows: Restricted Cash”. This ASU required restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning and ending balances shown on the Statutory Statements of Cash Flows. This revision is to be shown retrospectively, allowing for comparative cash flow statements. The adoption of this revision is included as a reclass between line items of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and related adjustments to the Statutory Statements of Cash Flows with an immaterial overall impact to the financial statements.

Effective March 2019 with early adoption permitted, the NAIC amended SSAP No. 43R, “Loan-backed and Structured Securities” to delete the modified filing exempt (“MFE”) guidance. Under the MFE process, the amortized cost basis is used in conjunction with the credit rating provider (“CRP”) rating to determine the final NAIC designation. When eliminated, securities that have a CRP rating that are not captured as financially modeled securities will use the equivalent NAIC designation without adjustment. The adoption of these revisions did not have an impact on the financial statements of the Company as no numeric ratings were changed as a result of early adoption.

Effective May 2018, in response to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the NAIC amended SSAP No. 101, “Income Taxes” to clarify the following: (1) the remeasurement of deferred tax assets and deferred tax liabilities due to the change in the tax rate to three components of surplus: change in net unrealized capital gain/loss, change in net deferred income tax and change in nonadmitted assets; and (2) the classification of life and nonlife entities for tax purposes and that the classification is based on how the entity is taxed. Minor revisions were also made to the question and answer guidance provided in SSAP No. 101. The adoption of these revisions did not have a significant impact on the financial statements of the Company.

19

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Effective January 2018, the NAIC amended SSAP No. 86, “Derivatives” to clarify the reporting for variation margin. Revisions clarify that variation margin changes shall not be recognized as settled until the derivative contract has terminated and/or otherwise expired. The adoption of these revisions did not have a significant impact on the financial statements of the Company as this is current practice.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates.

Capital Contributions and Dividends

On December 31, 2019, the Company received a capital contribution from GILICO for $20 million.

After receiving prior approval from the NE DOI, the Company paid extraordinary dividends of $40 million, $15 million and $70 million in 2019, 2018 and 2017, respectively.

During 2019, the Company contributed additional capital of $50 million to Lancaster Re. In 2018, the Company contributed additional capital and special surplus funds of $15 million and $35 million, respectively, to Lancaster Re. In 2017, the Company contributed additional capital and special surplus funds of $30 million and $70 million, respectively, to Lancaster Re.

Reinsurance Related Agreements

As more fully described in Note 8, the Company is party to reinsurance transactions with affiliates.

On December 31, 2019, the Company entered into a coinsurance agreement with GILICO, resulting in the transfer of certain life and annuity contracts. The Company ceded statutory reserves of $1,387 million in return for a ceding commission, which was recorded in the Statutory Statements of Operations. The Company had a net payable of $35 million due to GILICO under terms of the coinsurance agreement at December 31, 2019.

On April 1, 2014, the Company entered into an indemnity reinsurance agreement on a combination coinsurance and coinsurance funds withheld basis with Lancaster Re, resulting in the transfer of XXX and AXXX reserves associated with certain term and universal life policies. The Company ceded statutory reserves of $2,733 million in return for a ceding commission, which was deferred net of tax into unassigned surplus in accordance with NAIC SAP. Amortization of $16.1 million, $16.0 million and $15.8 million was recorded during the years ended December 31, 2019, 2018 and 2017, respectively, resulting in an unamortized balance in surplus at December 31, 2019, 2018 and 2017 of $230.5 million, $246.6 million and $262.6 million, respectively. The deferred ceding commission is amortized into income over the period under which earnings emerge from the business reinsured. The Company had a net reinsurance receivable from Lancaster Re of $35.6 million and $16.0 million at December 31, 2019 and 2018, respectively.

There is no reported risk-based capital or Primary Security shortfall associated with these agreements.

Administrative Service Agreements and Other

The Company and HoldCo have entered into a Services Agreement to provide certain administrative and other services to each other. Total expenses incurred under this agreement to HoldCo were $13.5 million, and $22.4 million and $18.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

20

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The Company and Lancaster Re have entered into a Services Agreement to provide certain administrative and other services to Lancaster Re. The Company and Lancaster Re also entered into an Investment Services Agreement pursuant to which the Company will provide investment management services with respect to assets of Lancaster Re. The Investment Services Agreement does not apply to the Funds Withheld Account held at Lincoln Benefit. Assets may be added to or withdrawn from the accounts at any time by Lancaster Re. Management and administrative fees are payable quarterly and totaled approximately $(8.6) million, $1.7 million and $1.9 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Effective December 31, 2019, the Company entered into a Cost Sharing and Services Agreement with Kuvare US Holdings, Inc. (“Kuvare”) and Kuvare Insurance Services LP (“KIS”) whereby Kuvare and KIS have agreed to provide certain management and administrative services to Lincoln Benefit, including management, reinsurance, legal, audit, administration, financial planning and other services. Lincoln Benefit reimburses Kuvare and KIS at cost for services provided by Kuvare and KIS pursuant to this agreement. Total expenses incurred under this agreement to HoldCo were $0.3 million for the year ended December 31, 2019.

On December 31, 2019, Lincoln Benefit entered into an Investment Management Agreement with KIS, whereby KIS has agreed to provide certain investment advisory and management services to Lincoln Benefit. Pursuant to this agreement, KIS will receive a gross fee of approximately 0.30% per annum on all invested assets of Lincoln Benefit managed under this agreement. No expenses were incurred under this agreement during the year ended December 31, 2019.

The Company and Lancaster Re have entered into a federal income Tax Allocation Agreement. Refer to Note 13 for more information related to this agreement.

Effective April 1, 2014, the Company entered into a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Vehicle Note issued by Lanis to Lancaster Re. A reserve of $2.1 million had been established on the balance sheet for these payments as of December 31, 2018. This reserve was released in 2019 and the Company was reimbursed as described directly below.

On April 1, 2014, the Company and HoldCo entered into a Letter Agreement whereby from and after the fifth anniversary of the date of the agreement, if the Company makes any payment pursuant to the Fee Letter, within ten business days of such payment by the Company, HoldCo shall reimburse the Company in cash in an amount equal to such payment by the Company. For the year ended December 31, 2019, HoldCo contributed capital of $5.8 million to the Company under this agreement.

Effective November 4, 2016, the Company entered into an intercompany note receivable and note payable agreement with Lancaster Re in equal amounts (initially $100 million, and up to $500 million). The consideration for each note is offset, and interest is paid quarterly based on rates defined in the agreement. The gross amounts as of December 31, 2019 and 2018 were $211.0 million and $266.5 million, respectively.

The maturities of the outstanding intercompany note receivable and payable as of December 31, 2019 and 2018 were as follows:

($’s thousands)	December 31, 2019	December 31, 2018
2019	$—	$55,500
2020	105,500	105,500
2021	76,000	76,000
2022	29,500	29,500

Total	$211,000	$266,500

21

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2019 were $10.6 million and $4.7 million, respectively. Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2018 were $13.7 million and $5.6 million, respectively. Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2017 were $16.6 million and $6.1 million, respectively.

Amounts Due To or From Affiliates

The Company reported the following receivables/ (payables) to affiliates as of December 31, 2019 and 2018 excluding amounts related to taxes (see Note 13) and reinsurance agreements:

($’s in thousands)	December 31, 2019	December 31, 2018
Holdco	$(2,828)	$(5,288)
Lancaster Re	(580)	(1,273)
Lanis	(1,956)	(2,131)
Kuvare	(300)	—

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

3.	INVESTMENTS

The statement value and fair value of the Company’s debt securities as of December 31, 2019 and 2018 were as follows:

December 31, 2019

($’s in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$58,548	$5,375	$(86)	$63,837
All other governments	12,807	190	(578)	12,419
U.S. states, territories and possessions	15,426	2,162	—	17,588
U.S. political subdivisions	64,496	2,826	(63)	67,259
Special revenue	875,549	68,577	(894)	943,232
Industrial and miscellaneous	5,232,882	407,791	(14,019)	5,626,654
Hybrids	101,914	7,277	(423)	108,768

Total bonds	$6,361,622	$494,198	$(16,063)	$6,839,757

December 31, 2018

($’s in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$146,412	$2,382	$(2,308)	$146,486
All other governments	22,596	8	(2,627)	19,977
U.S. states, territories and possessions	15,565	—	(49)	15,516
U.S. political subdivisions	92,396	1,157	(2,515)	91,038
Special revenue	979,287	30,306	(14,972)	994,621
Industrial and miscellaneous	6,332,610	26,116	(339,351)	6,019,375
Hybrids	120,782	925	(5,726)	115,981

Total bonds	$7,709,648	$60,894	$(367,548)	$7,402,994

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LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The statement value and estimated fair value as of December 31, 2019 by maturity periods for debt securities, other than ABS and MBS were as shown below:

December 31, 2019

($’s in thousands)	Statement Value	Fair Value
Due in one year or less	$136,742	$137,714
Due after one through five years	524,557	542,327
Due after five through ten years	639,630	681,821
Due after ten years	3,942,466	4,326,858

Total before asset and mortgage-backed securities	5,243,395	5,688,720
Asset and mortgage-backed securities	1,118,227	1,151,037

Total bonds	$6,361,622	$6,839,757

Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

Proceeds from sales of investments in debt securities for the years ended December 31, 2019, 2018 and 2017 were $0.9 billion, $1.0 billion and $1.5 billion, respectively; gross gains for the years ended December 31, 2019, 2018 and 2017 were $47.4 million, $4.8 million and $30.0 million, respectively, and gross losses for the years ended December 31, 2019, 2018 and 2017 were $19.3 million, $47.0 million and $11.9 million, respectively. Investment grade debt securities were 98.7% and 98.3% of the Company’s total debt securities as of December 31, 2019 and 2018, respectively.

The Company held no 5* securities as of December 31, 2019 and December 31, 2018.

For securities sold, redeemed or otherwise disposed as a result of a callable feature (including make whole call provisions), the number of CUSIPs and amount of investment income for the years ended December 31, 2019, 2018 and and 2017 were as follows:

($’s in thousands, except # of securities)
	December 31, 2019		December 31, 2018		December 31, 2017
Type	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	22	—	13	—	12	—
Aggregate Amount of Investment Income	$3,785	$—	$1,005	$—	$2,169	$—

Pricing

Non-U.S. government fixed income holdings are valued on the basis of the quotes provided by pricing services, which are subject to pricing validation reviews and a pricing vendor challenge process. Valuations provided by vendors are generally based on the actual trade information as substantially all of the Company’s non-U.S. government holdings are traded in a transparent and liquid market.

Corporate debt securities mainly include investment grade positions, which are priced on the basis of quotes provided by third-party pricing vendors and first utilize valuation inputs from actively traded securities, such as bid prices, bid spreads to Treasury securities, Treasury curves, and same or comparable issuer curves and spreads. Issuer spreads are determined from actual quotes and traded prices and incorporate considerations of credit/default, sector composition, and liquidity and call features. Where market data is not

23

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

available valuations are developed based on the modeling techniques that utilize observable inputs and option adjusted spreads and incorporate considerations of the security’s seniority, maturity and the issuer’s corporate structure.

Values of RMBS, CMBS and ABS are obtained from third-party pricing vendors and through quoted prices, some of which may be based on the prices of comparable securities with similar structural and collateral features. Pricing inputs for ABS, primarily debt securitized by credit card, student loan and auto receivables, focus on capturing, where relevant, collateral quality and performance, payment patterns, and delinquencies. Values of certain ABS for which there are no significant observable inputs are developed using benchmarks to similar transactions or indices.

For both CMBS and RMBS, cash flows are derived based on the transaction-specific information which incorporates priority in the capital structure and are generally adjusted to reflect benchmark yields, market prepayment data, collateral performance (default rates and loss severity) for specific vintage and geography, credit enhancements, and ratings. For certain RMBS and CMBS with low levels of market liquidity, judgments may be required to determine comparable securities based on the loan type and deal-specific performance. CMBS terms may also incorporate lock-out periods that restrict borrowers from prepaying the loans or provide disincentives to prepay and therefore reduce prepayment risk of these securities, as compared to RMBS. The factors specifically considered in valuation of CMBS include borrower-specific statistics in a specific region, such as debt service coverage and loan-to-value ratios, as well as the type of commercial property.

Other-than-temporary impairments

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R, “Loan-Backed and Structured Securities”. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systemic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

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LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.

As a supplement to the qualitative assessment, independent screenings are performed to help identify securities that should be carefully scrutinized for inclusion on the watchlist and in the proper category. These include things like market value to book value ratio, highest unrealized losses, length of time at an unrealized loss and stress test results for structured securities. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following watchlists: Monitor, Concern, High Concern, or Default.

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. The likelihood of future non-repayment is considered not probable. For loan-backed and structured securities, a principal loss would be projected under a significant stress model scenario. No OTTI charge is recorded in the Company’s Statutory Statements of Operations for unrealized loss on securities related to these issuers.

“Concern List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. The likelihood of future non-repayment is considered above average but not probable. For loan-backed and structured securities, a principal loss would be projected under a stress model scenario. No OTTI charge is recorded in the Company’s Statutory Statements of Operations for unrealized loss on securities related to these issuers.

“High Concern”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring. A security is moved from the Concern List to the High Concern List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired. The likelihood of future non-repayment is considered probable. For loan-backed and structured securities, a principal loss would be projected under a base case model scenario. No OTTI charge is recorded in the Company’s Statutory Statements of Operations for unrealized loss on securities related to these issuers.

“Default List”- A security that is not current with respect to principal and interest or was issued by a company that has entered bankruptcy subsequent to acquisition or experienced a significant credit downgrade. Management has concluded the amortized cost basis of the security may not be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statutory Statements of Operations is the difference between the amortized cost basis of the security and its fair value or present value of discounted cash flows dependent on the length of time and degree of impairment.

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LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. During the year ended December 31, 2019, the Company incurred the following write-downs of debt securities, which were subject to SSAP No. 43R:

($’s in thousands)
CUSIP	Book/Adj Carrying value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
50179MAH4	$4,982	$3,767	$1,215	$3,767	$3,767	6/30/2019
50179MAH4	3,978	3,102	876	3,102	3,102	9/30/2019
50179MAH4	3,041	2,633	408	2,633	2,633	12/31/2019

Total	$12,001	$9,502	$2,499	$9,502	$9,502

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

Temporary impairments

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2019 and 2018 were as follows:

December 31, 2019	Less than 12 months			12 months or more			Total
($’s in thousands, except # of securities)	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
U.S. governments	4	$2,566	$(76)	11	$217	$(10)	15	$2,783	$(86)
All other governments	—	—	—	1	4,298	(578)	1	4,298	(578)
U.S. political subdivisions	1	7,072	(63)	—	—	—	1	7,072	(63)
Special revenue	34	204,463	(883)	37	361	(11)	71	204,824	(894)
Industrial and miscellaneous	92	255,033	(2,757)	71	233,548	(11,262)	163	488,581	(14,019)
Hybrids	—	—	—	2	9,578	(423)	2	9,578	(423)

Total bonds	131	$469,134	$(3,779)	122	$248,002	$(12,284)	253	$717,136	$(16,063)

December 31, 2018	Less than 12 months			12 months or more			Total
($’s in thousands, except # of securities)	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
U.S. governments	25	$17,848	$(708)	25	$38,398	$(1,600)	50	$56,246	$(2,308)
All other governments	1	8,894	(122)	4	10,573	(2,505)	5	19,467	(2,627)
U.S. states, territories and possessions	2	15,516	(49)	—	—	—	2	15,516	(49)
U.S. political subdivisions	6	14,765	(352)	4	26,323	(2,163)	10	41,088	(2,515)
Special revenue	96	141,627	(5,360)	168	161,355	(9,612)	264	302,982	(14,972)
Industrial and miscellaneous	1,206	3,814,020	(220,946)	332	1,001,027	(118,405)	1,538	4,815,047	(339,351)
Hybrids	21	81,256	(4,526)	2	8,800	(1,200)	23	90,056	(5,726)

Total bonds	1,357	$4,093,926	$(232,063)	535	$1,246,476	$(135,485)	1,892	$5,340,402	$(367,548)

26

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Exposure to Subprime and Alt-A mortgages

Subprime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to subprime and other below-prime mortgage loans. These investments are included in bonds in the Statutory Statements of Admitted Assets and are generally reported at amortized cost.

The Company has a comprehensive portfolio monitoring process. No impairments were recorded in the subprime or Alt-A portfolio in 2019, 2018 or 2017. The Company’s practice for acquiring and monitoring subprime and Alt-A securities takes into consideration the quality of the originator, quality of the servicer, security credit rating, underlying characteristics of the mortgages, borrower characteristics, level of credit enhancement in the transaction, and bond insurer strength, where applicable. The originators and servicers of the underlying mortgage loans are primarily subsidiaries of large banks and brokers.

The Company had no indirect exposure to subprime and Alt-A loans as of December 31, 2019. The Company had indirect exposure to subprime and Alt-A loans with book adjusted carrying value of $58.6 million which was less than one percent of the Company’s total invested assets as of December 31, 2018, as shown below:

($’s in thousands)
	December 31, 2018
Direct Exposure through Other Investments	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
Residential mortgage backed securities	$56,495	$58,639	$62,670	$—

4.	MORTGAGE LOANS

The Company invests in commercial first lien mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The geographical distribution of the statement value of the mortgage loans portfolio as of December 31, 2019 and 2018 was as follows:

($’s in thousands)	December 31, 2019	December 31, 2018
Alabama	$569	$829
Arizona	36,032	36,758
California	140,936	146,681
Colorado	91,680	61,631
Florida	24,305	54,630
Georgia	29,631	20,562
Hawaii	2,754	3,964
Illinois	56,163	86,827
Iowa	276	545

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LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

($’s in thousands)	December 31, 2019	December 31, 2018
Kansas	$—	$9,200
Massachusetts	29,549	30,656
Minnesota	22,624	23,837
Nevada	9,308	80,931
New Jersey	35,663	21,192
New York	47,556	48,375
North Carolina	3,817	33,483
Ohio	12,110	12,325
Pennsylvania	69,800	50,353
South Carolina	24,384	24,791
Texas	84,674	110,698
Virginia	—	249
Wisconsin	—	849
General Allowance	—	—

Total mortgage loans	$721,831	$859,366

Outstanding commitments on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaled $5.1 million and $4.8 million at December 31, 2019 and 2018, respectively.

During 2019, the maximum and minimum lending rates were 5.170% and 3.570%, respectively. The maximum and minimum lending rates for commercial mortgage loans during 2018 were 5.360% and 4.006%, respectively. During the years ended December 31, 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and did not exceed 74% and 70% of the properties’ value at the time the original loan was made in 2019 and 2018, respectively.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. During the years ended December 31, 2019, 2018 and 2017, no loans were impaired or past due.

A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. There was no general allowance for loan loss at December 31, 2019 or 2018.

As of December 31, 2019, and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

The Company accrues interest income on impaired loans to the extent it is deemed collectible, assuming it is delinquent less than 180 days and the loan continues to perform under its original or restructured contractual terms. Interest income is recognized on impaired mortgage loans upon receipt.

28

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The credit quality indicator for the Company’s mortgage loans is a risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The Commercial Mortgage Loan risk rating is related to an increasing likelihood of loss, with lower quality ratings representing the category in which losses may be expected. It is used in measuring relative risk for the AVR calculation. The statement value of the Company’s mortgage loans, net of allowances for credit losses, by credit quality indicator as of December 31, 2019 and 2018 was as follows:

($’s in thousands)	December 31, 2019	December 31, 2018
CM1 - Highest Quality	$443,931	$444,430
CM2 - High Quality	239,928	377,490
CM3 - Medium Quality	37,972	37,446

Total mortgage loans	$721,831	$859,366

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, mortgages and derivatives which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, on the Statutory Statements of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses are recognized on a specific identification basis.

Net realized gains and losses recognized through the Statutory Statements of Operations for the years ended December 31, 2019, 2018 and 2017 were comprised of the following:

($’s in thousands)	2019	2018	2017
Debt securities	$115,958	$(50,282)	$11,256
Mortgage loans	474	(104)	3,997
Cash, cash equivalents and short-term investments	(1)	2	—
Derivative instruments	8,268	4,913	21,229
Other invested assets	267	(9)	(92)

Subtotal	124,966	(45,480)	36,390
Capital gains tax expense	344	(20,649)	15,149

Net realized gains (losses)	124,622	(24,831)	21,241
Gains transferred to IMR (net of taxes)	(102,998)	36,055	(12,029)

Total	$21,624	$11,224	$9,212

Realized capital gains and losses included $3.1 million of other-than-temporary impairment losses related to debt securities for the year ended December 31, 2019. Realized capital gains and losses included $4.8 million of other-than-temporary impairment losses related to debt securities for the year ended December 31, 2018. Realized capital gains and losses included $4.3 million and $0.1 million of other-than-temporary impairment losses related to debt securities and LIHTCs, respectively, for the year ended December 31, 2017.

29

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Changes in unrealized gains and losses from investments are reported as a component of Capital and Surplus, net of deferred income taxes, and were as follows for the years ended December 31, 2019, 2018 and 2017:

($’s in thousands)	2019	2018	2017
Common stocks of affiliates	$(61,355)	$(38,572)	$(8,223)
Derivative instruments	15,281	(12,050)	(1,869)
Other invested assets	200	—	—

Total	$(45,874)	$(50,622)	$(10,092)

There was no deferred tax netted in the above for the years ended December 31, 2019, 2018, or 2017.

6.	NET INVESTMENT INCOME

Net investment income for the years ended December 31, 2019, 2018 and 2017 consisted of:

($’s in thousands)	2019	2018	2017
Debt securities	$322,129	$329,729	$344,880
Mortgage loans	37,239	41,310	48,837
Contract loans	6,245	6,710	6,776
Cash, cash equivalents and short-terms	4,041	3,867	1,693
Other invested assets	7,933	8,684	6,578

Gross investment income	377,587	390,300	408,764
Interest expenses	10,637	13,718	16,558
Third party administration costs	13,150	14,046	14,415
Other investment expenses	434	429	349

Net investment income before IMR amortization	353,366	362,107	377,442
IMR amortization	28,967	40,255	53,678

Total net investment income	$382,333	$402,362	$431,120

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due for investments other than mortgage loans and over 180 days past due for mortgage loans or where the collection of interest is uncertain. No investment income due and accrued was excluded from surplus at December 31, 2019 or 2018.

7.	DERIVATIVES

Derivative financial instruments utilized by the Company included index options, futures contracts and interest rate swaps. The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Market risk is the risk that the Company will incur losses due to adverse changes in market prices or rates. Market risk exists for all of the derivative financial instruments the Company holds, so they may become less valuable due to adverse changes in market conditions. Changes in the fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the changes in the fair value or cash flows of the hedged risk of the related assets, liabilities or forecasted transactions. To limit the risk to the Company, the Company’s senior management has established risk control limits.

30

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Counterparty credit risk relates to the Company’s potential loss if counterparties concurrently fail to perform under the contractual terms of the contracts. The Company manages its exposure to counterparty credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. The above derivatives are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating potential credit risk. At December 31, 2019 and 2018, the Company had $0.3 million and $1.0 million, respectively, in cash collateral from counterparties related to organized exchanges.

The Company uses derivatives to manage risks with certain assets and liabilities arising from potential adverse impacts from changes in risk-free interest rates and equity markets. The Company does not use derivatives for speculative purposes.

The paragraphs below describe the derivatives the Company uses, including the objectives, cash requirements and accounting policies.

Futures

The Company utilizes equity index futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Futures contracts provide returns based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Options

The Company also uses equity index options. Index option contracts provide returns at specified or optional dates based on a specified index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company pays/receives cash equal to the premium of purchased/written options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. The change in the fair value of option contracts is reported as change in surplus, with an adjustment to derivatives. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract with the gain or loss on settlement reported in realized gain or loss. If the options are not exercised and the contracts expire, then no additional cash is exchanged and the remaining book value is offset to realized gain or loss.

Swaps

The Company employs interest rate swaps to hedge interest rate risk related to investments purchased to support annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The Company purchases/sells swap contracts at specific prices and pays/receives a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold and the specified price based on the interest rates used and other terms of the contract. The

31

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Company pays/receives cash equal to the premium of the purchased/written swap when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. The change in the fair value of the swap is reported as change in surplus, with an adjustment to derivatives. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to realized gain or loss. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to realized gain or loss.

The Company did not report any derivatives as accounting hedges as of December 31, 2019 or 2018.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral. Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

Derivatives are carried in accordance with SSAP No. 86, “Derivatives.” The Company’s underlying notional or principal amounts and gross fair values as of December 31, 2019 and 2018 were as follows:

	December 31, 2019				December 31, 2018
	Notional		Gross Fair Value		Notional		Gross Fair Value
($’s in thousands)	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Options	$311,160	$288,913	$49,158	$(30,770)	$338,470	$324,047	$5,099	$(1,584)
Futures	—	—	—	—	—	9,934	—	(539)

8.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely. ALIC represents over 44% and 49%, of the Company’s ceded reserves as of December 31, 2019 and December 31, 2018, respectively.

The Company did not write off any uncollectible reinsurance balances due for the year ended December 31, 2019. The Company wrote off uncollectible reinsurance balances due of $4.9 million and $2.3 million for the years ended December 31, 2018 and 2017, respectively.

On March 6, 2019, Scottish Re was put into receivership by the Delaware Department of Insurance (the “Receiver”). The Receiver is expected to publish a plan later this year. Our reserve credit with respect to Scottish Re treaties is approximately $7.3 million as of December 31, 2019. The Company has not established an allowance or written off any amounts with respect to these treaties during 2019. A non-admitted asset of approximately $3.3 million has been recorded with regards to reinsurance recoverables as of December 31, 2019.

For the year ended December 31, 2019, the Company reported $539.2 million of premiums earned and $539.2 million of reserve adjustments on reinsurance ceded as a result of commutation/recapture of ceded reinsurance. For the year ended December 31, 2018, the Company reported $1.4 million of premiums earned and $1.5 million of reserve adjustments on reinsurance ceded as a result of commutation/recapture of ceded reinsurance. For the year ended December 31, 2017, the Company reported $1.7 million of premiums earned and $1.7 million of reserve adjustments on reinsurance ceded as a result of commutation/recapture of ceded reinsurance.

32

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain policies. These amounts are reinsured on either a yearly renewable term, coinsurance or modified coinsurance basis. The Company’s modified coinsurance reserves (general account only) were $0.4 billion and $1.0 billion as of December 31, 2019 and 2018, respectively.

The effects of reinsurance were as follows for the years ended December 31, 2019, 2018 and 2017:

($’s in thousands)	2019	2018	2017
Insurance and other individual policy benefits and claims*:
Direct	$1,395,622	$1,257,583	$1,292,006
Assumed	5,957	5,190	6,074
Ceded	(1,285,691)	(1,039,743)	(1,067,171)

Net policy benefits and claims	$115,888	$223,030	$230,909

*	Excludes surrender benefits

($’s in thousands)	2019	2018	2017
Premiums and annuity considerations:
Direct	$1,256,891	$1,304,600	$1,372,143
Assumed	4,949	5,118	4,768
Ceded - affiliated	(1,423,211)	7,422	(21,674)
Ceded - other non-affiliated	(751,986)	(1,237,027)	(1,244,225)

Net premiums and annuity considerations	$(913,357)	$80,113	$111,012

9.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For traditional life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies. For interest-sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2019, 2018 and 2017, the Company had $4.7 billion, $5.4 billion and $6.3 billion of direct insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Nebraska, respectively. Deficiency reserves above base contract reserves as of December 31, 2019 and 2018 totaled $76.0 million and $85.0 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving. The Tabular less

33

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.

The Company recorded an additional reserve of $1.1 million related to additional capital requirements for life business for the year ended December 31, 2019. The Company recorded an additional reserve of $19.4 million related to additional capital requirements for deferred annuities for the year ended December 31, 2018.

The Company recorded no premium deficiency reserves related to accident and health contracts for the year ended December 31, 2019. The Company recorded a premium deficiency reserve related to accident and health contracts of $6.0 million for the year ended December 31, 2018.

The withdrawal characteristics of general account and separate account life reserves and deposits as of December 31, 2019 and 2018 were as follows:

December 31, 2019

	General Account			Separate Accounts - Guaranteed and Nonguaranteed
($’s in thousands)	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$12,033	$48,814	$—	$—	$—
2. Universal life	906,440	906,280	916,544	—	—	—
3. Universal life with secondary guarantees	3,742,945	2,920,439	6,188,250	—	—	—
4. Indexed universal life	59,125	48,909	56,571	—	—	—
5. Indexed universal life with secondary guarantees	573,928	327,805	451,051	—	—	—
6. Indexed life	—	—	—	—	—	—
7. Other permanent cash value life insurance	—	5,945	8,331	—	—	—
8. Variable life	—	—	—	—	—	—
9. Variable universal life	100,615	83,450	111,697	986,047	977,591	978,930
10. Miscellaneous reserves	—	28,904	107,335	—	—	—
B. Not subject to discretionary withdrawal or no cash values
1. Term policies without cash value	XXX	XXX	3,529,402	XXX	XXX	—
2. Accidental death benefits	XXX	XXX	119	XXX	XXX	—
3. Disability - active lives	XXX	XXX	816	XXX	XXX	—
4. Disability - disabled lives	XXX	XXX	25,560	XXX	XXX	—
5. Miscellaneous reserves	XXX	XXX	59,181	XXX	XXX	—

C. Total (gross: direct + assumed)	5,383,053	4,333,765	11,503,671	986,047	977,591	978,930
D. Reinsurance ceded	5,099,025	4,055,171	11,202,886	—	—	—

E. Total (net) (C minus D)	$284,028	$278,594	$300,785	$986,047	$977,591	$978,930

34

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

December 31, 2018
	General Account			Separate Accounts - Guaranteed and Nonguaranteed
($’s in thousands)	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values or policy loans:
1. Term policies with cash value	$—	$9,396	$10,395	$—	$—	$—
2. Universal life	940,803	934,823	945,621	—	—	—
3. Universal life with secondary guarantees	3,732,204	2,803,454	5,964,743	—	—	—
4. Indexed universal life	60,156	47,100	53,333	—	—	—
5. Indexed universal life with secondary guarantees	528,044	269,341	404,411	—	—	—
6. Indexed life	—	—	—	—	—	—
7. Other permanent cash value life insurance	—	5,806	7,788	—	—	—
8. Variable life	—	—	—	—	—	—
9. Variable universal life	93,749	90,726	104,413	819,939	792,350	811,306
10. Miscellaneous reserves	—	23,713	109,479	—	—	—
B. Not subject to discretionary withdrawal or no cash values
1. Term policies without cash value	XXX	XXX	3,579,013	XXX	XXX	—
2. Accidental death benefits	XXX	XXX	119	XXX	XXX	—
3. Disability - active lives	XXX	XXX	680	XXX	XXX	—
4. Disability - disabled lives	XXX	XXX	23,883	XXX	XXX	—
5. Miscellaneous reserves	XXX	XXX	88,978	XXX	XXX	—

C. Total (gross: direct + assumed)	5,354,956	4,184,359	11,292,856	819,939	792,350	811,306
D. Reinsurance ceded	4,382,730	3,225,479	10,286,872	—	—	—

E. Total (net) (C minus D)	$972,226	$958,880	$1,005,984	$819,939	$792,350	$811,306

10.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits as of December 31, 2019 and 2018 were as follows:

December 31, 2019 ($’s in thousands)
	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$261,759	$34,221	$—	$295,980	6.8%
b. At book value less current surrender charge of 5% or more	47,407	—	—	47,407	1.1%
c. At fair value	24,155	—	445,888	470,043	10.8%

35

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

December 31, 2019 ($’s in thousands)
	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
d. Total with market value adjustment or at fair value (Total of a through c)	$333,321	$34,221	$445,888	$813,430	18.7%
e. At book value without adjustment (minimal or no charge or adjustment)	3,035,371	—	—	3,035,371	69.7%
2. Not subject to discretionary withdrawal	501,894	—	4,307	506,201	11.6%

3. Total (gross: direct + assumed)	3,870,586	34,221	450,195	4,355,002	100.0%

4. Reinsurance ceded	952,311	34,221	—	986,532

5. Total (net) (line 3 minus 4)	$2,918,275	$—	$450,195	$3,368,470

6. Amount included in A.1.b. above that will move to A.1.e. in the year after the statement date	$12,756	$—	$—	$12,756

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$232,235	$217	$—	$232,452	64.7%
b. At book value less current surrender charge of 5% or more	353	—	—	353	0.1%
c. At fair value	—	—	27,375	27,375	7.6%

d. Total with market value adjustment or at fair value (Total of a through c)	232,588	217	27,375	260,180	72.4%
e. At book value without adjustment (minimal or no charge or adjustment)	49,818	—	—	49,818	13.9%
2. Not subject to discretionary withdrawal	49,098	—	104	49,202	13.7%

3. Total (gross: direct + assumed)	331,504	217	27,479	359,200	100.0%

4. Reinsurance ceded	61,206	217	—	61,423

5. Total (net) (line 3 minus 4)	$270,298	$—	$27,479	$297,777

6. Amount included in B.1.b. above that will move to B.1.e. in the year after the statement date	$—	$—	$—	$—

36

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
C. DEPOSIT TYPE CONTRACTS
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	2,440	—	—	2,440	0.4%

d. Total with market value adjustment or at fair value (Total of a through c)	2,440	—	—	2,440	0.4%
e. At book value without adjustment (minimal or no charge or adjustment)	61,122	—	—	61,122	10.6%
2. Not subject to discretionary withdrawal	512,790	—	—	512,790	89.0%

3. Total (gross: direct + assumed)	576,352	—	—	576,352	100.0%

4. Reinsurance ceded	105,880	—	—	105,880

5. Total (net) (line 3 minus 4)	$470,472	$—	$—	$470,472

6. Amount included in C.1.b. above that will move to C.1.e. in the year after the statement date	$—	$—	$—	$—

December 31, 2018
($’s in thousands)
	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$319,071	$33,142	$—	$352,213	7.4%
b. At book value less current surrender charge of 5% or more	91,039	—	—	91,039	1.9%
c. At fair value	27,234	—	418,506	445,740	9.4%

d. Total with market value adjustment or at fair value (Total of a through c)	437,344	33,142	418,506	888,992	18.7%
e. At book value without adjustment (minimal or no charge or adjustment)	3,308,973	—	—	3,308,973	69.5%
2. Not subject to discretionary withdrawal	558,332	—	3,538	561,870	11.8%

3. Total (gross: direct + assumed)	4,304,649	33,142	422,044	4,759,835	100%

4. Reinsurance ceded	452,669	33,142	—	485,811

5. Total (net) (line 3 minus 4)	$3,851,980	$—	$422,044	$4,274,024

6. Amount included in A.1.b. above that will move to A.1.e. in the year after the statement date	$16,891	$—	$—	$16,891

37

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$268,945	$208	$—	$269,153	66.9%
b. At book value less current surrender charge of 5% or more	1,514	—	—	1,514	0.4%
c. At fair value	—	—	23,865	23,865	5.9%

d. Total with market value adjustment or at fair value (Total of a through c)	270,459	208	23,865	294,532	73.2%
e. At book value without adjustment (minimal or no charge or adjustment)	56,126	—	—	56,126	14.0%
2. Not subject to discretionary withdrawal	51,702	—	15	51,717	12.9%

3. Total (gross: direct + assumed)	378,287	208	23,880	402,375	100.0%

4. Reinsurance ceded	27,645	208	—	27,853

5. Total (net) (line 3 minus 4)	$350,642	$—	$23,880	$374,522

6. Amount included in B.1.b. above that will move to B.1.e. in the year after the statement date	$167	$—	$—	$167

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
C. DEPOSIT TYPE CONTRACTS
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	3,052	—	—	3,052	0.6%

d. Total with market value adjustment or at fair value (Total of a through c)	3,052	—	—	3,052	0.6%
e. At book value without adjustment (minimal or no charge or adjustment)	66,313	—	—	66,313	13.0%
2. Not subject to discretionary withdrawal	440,935	—	—	440,935	86.4%

3. Total (gross: direct + assumed)	510,300	—	—	510,300	100.0%

4. Reinsurance ceded	120,306	—	—	120,306

5. Total (net) (line 3 minus 4)	$389,994	$—	$—	$389,994

6. Amount included in C.1.b. above that will move to C.1.e. in the year after the statement date	$—	$—	$—	$—

38

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

11.	SEPARATE ACCOUNTS

The Company continues to have variable life policies and variable annuity contracts in-force, however, it stopped issuing new business on these products in 2017 and 2006, respectively. The assets and liabilities of variable life policies and variable annuity contracts are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contract holder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts registered with the Securities and Exchange Commission (“SEC”). The results of the Separate Accounts related to variable annuity and certain variable life business are reinsured to ALIC pursuant to a modified coinsurance agreement.

The Separate Accounts allow the contract holder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contract holder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contract holders of the variable annuity and variable life products bear the investment risk that Separate Accounts’ funds may not meet their stated investment objectives.

The assets legally insulated and not legally insulated from the general account as of December 31, 2019 and 2018 were attributed to the following products/transactions:

($’s in thousands)	December 31, 2019		December 31, 2018
Product/transaction	Legally insulated assets	Separate Account Assets (Not legally insulated)	Legally insulated assets	Separate Account Assets (Not legally insulated)
Variable annuity contracts	$478,509	$—	$446,973	$—
Variable life policies	986,047	—	819,939	—

Total	$1,464,556	$—	$1,266,912	$—

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $1.1 million, $1.2 million and $1.2 million for the years ended December 31, 2019, 2018 and 2017, respectively. All such guarantees and the related risk charges are reinsured to ALIC. The risk charges related to variable life products are not explicit, but rather embedded within the cost of insurance.

The amounts paid by the General Account for Separate Account guarantees for the years ended December 31, 2019, 2018 and 2017 were $1.2 million, $2.1 million and $3.2 million, respectively. Certain of these guarantees and the related risk charges are reinsured to ALIC.

The Company did not have securities lending transactions within the Separate Accounts at December 31, 2019 or 2018.

39

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

An analysis of the Separate Account reserves as of December 31, 2019 was as follows:

($’s in thousands)	Index	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
1. Premiums, considerations or deposits for the year ended 12/31/19	$—	$—	$—	$68,061	$68,061

Reserves at 12/31/19
2. For accounts with assets at:
a. Fair value	—	—	—	1,456,604	1,456,604
b. Amortized cost	—	—	—	—	—

c. Total Reserves	$—	$—	$—	$1,456,604	$1,456,604

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—	$—	$—
b. With market value adjustment	—	—	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
d. At fair value	—	—	—	1,452,193	1,452,193
e. At book Value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

f. Subtotal	—	—	—	1,452,193	1,452,193
g. Not subject to discretionary withdrawal	—	—	—	4,411	4,411

h. Total Reserves	$—	$—	$—	$1,456,604	$1,456,604

4. Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

An analysis of the Separate Account reserves as of December 31, 2018 was as follows:

($’s in thousands)	Index	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
1. Premiums, considerations or deposits for the year ended 12/31/18	$—	$—	$—	$72,926	$72,926

Reserves at 12/31/18
2. For accounts with assets at:
a. Fair value	—	—	—	1,257,230	1,257,230
b. Amortized cost	—	—	—	—	—

c. Total Reserves	$—	$—	$—	$1,257,230	$1,257,230

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—	$—	$—
b. With market value adjustment	—	—	—	—	—

40

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

($’s in thousands)	Index	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
c. At book value without market value adjustment and with current surrender charge of 5% or more	$—	$—	$—	$—	$—
d. At fair value	—	—	—	1,253,677	1,253,677
e. At book Value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

f. Subtotal	—	—	—	1,253,677	1,253,677
g. Not subject to discretionary withdrawal	—	—	—	3,553	3,553

h. Total Reserves	$—	$—	$—	$1,257,230	$1,257,230

4. Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

The reconciliation of Net Transfers from Separate Accounts (from) to the Statements of Operations of the Separate Account Statement to the Statutory Statements of Operations of the Company for the years ended December 31, 2019, 2018 and 2017 was as follows:

($’s in thousands)	2019	2018	2017
Transfers as reported in the Summary of Operations of the Separate Accounts Statements
Transfers to Separate Accounts	$68,061	$72,926	$75,689
Transfers from Separate Accounts	(131,228)	(133,202)	(145,985)

Net transfers to or (from) Separate Accounts	$(63,167)	$(60,276)	$(70,296)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1 Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2 Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

41

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Level 3 Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models.

The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. There were no significant changes made in valuation techniques during 2019 or 2018.

The Company may reclassify assets reported at fair value between levels of the SSAP No. 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. The policy governing when these transfers are recognized did not change during 2019 or 2018. There are no transfers between Level 2 and Level 3 during 2019 or 2018.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2019 were as follows:

($’s in thousands)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Options	$18,388	$0	$0	$0	$18,388
Separate account assets	1,464,556	0	0	0	1,464,556

Total assets at fair value	$1,482,944	$0	$0	$0	$1,482,944

42

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

($’s in thousands)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Liabilities at fair value:
Separate account liabilities	$1,464,556	$0	$0	$0	$1,464,556

Total liabilities at fair value	$1,464,556	$0	$0	$0	$1,464,556

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2018 were as follows:

($’s in thousands)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Options	$3,515	$—	$—	$—	$3,515
Separate account assets	1,266,912	—	—	—	1,266,912

Total assets at fair value	$1,270,427	$—	$—	$—	$1,270,427

Liabilities at fair value:
Futures	$539	$—	$—	$—	$539
Separate account liabilities	1,266,912	—	—	—	1,266,912

Total liabilities at fair value	$1,267,451	$—	$—	$—	$1,267,451

The carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019 were as follows:

($’s in thousands)	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets at fair value:
Bonds	$6,839,757	$6,361,622	$38,582	$6,788,028	$13,147	$—	$—
Preferred stocks	14,800	14,800	—	14,800	—	—	—
Common stocks	8,479	8,479	—	—	—	—	8,479
Mortgage loans	735,948	721,831	—	—	735,948	—	—
Contract loans	33,622	33,622	—	—	33,622	—	—
Derivative assets	18,388	18,388	18,388	—	—	—	—
Other invested assets	50,753	45,752	—	50,753	—	—	—
Cash and short-term investments	250,510	250,510	250,510	—	—	—	—
Derivatives collateral	300	300	300	—	—	—	—
Separate account assets	1,464,556	1,464,556	1,464,556	—	—	—	—
Liabilities at fair value:
Deposit liabilities	$473,016	$470,472	$—	$—	$473,016	$—	$—
Separate account liabilities	1,464,556	1,464,556	1,464,556	—	—	—	—

43

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2018 was as follows:

($’s in thousands)	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets at fair value:
Bonds	$7,402,994	$7,709,648	$91,310	$7,297,956	$13,728	$—	$—
Preferred stocks	14,800	14,800	—	14,800	—	—	—
Common stocks	6,988	6,988	—	—	—	—	6,988
Mortgage loans	852,034	859,366	—	—	852,034	—	—
Contract loans	134,465	134,465	—	—	134,465	—	—
Derivative assets	2,976	2,976	2,976	—	—	—	—
Other invested assets	46,757	47,400	—	46,757	—	—	—
Cash and short-term investments	210,290	210,290	210,290	—	—	—	—
Derivatives collateral	950	950	950	—	—	—	—
Separate account assets	1,266,912	1,266,912	1,266,912	—	—	—	—
Liabilities at fair value:
Deposit liabilities	$383,854	$389,993	$—	$—	$383,854	$—	$—
Separate account liabilities	1,266,912	1,266,912	1,266,912	—	—	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash and short-term investments – The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. Cash and short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Bonds and redeemable preferred stock – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, market activity or other inputs observable in the market. The Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

44

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, pricing overrides may be used. Internally developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made. No private placement securities were classified as Level 3 as of December 31, 2019 and 2018.

Common stocks – The Company’s investment in FHLB stock and the limited partnership are not practicable to measure fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Mortgage loans – The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Derivatives – The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

Other invested assets – The Company’s other invested assets consist of investments in surplus notes. Investments in surplus notes are 144A institutionally traded private placements. Pricing is readily available from multiple pricing sources and therefore these are reflected in Level 2.

Contract loans – The fair value of contract loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the contract loans approximates the fair value.

Separate Accounts – Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Deposit Liabilities – Only the portion of deposit liabilities with defined or contractual maturities are reflected in the table above. The fair value is based upon the present value of the expected future cash flows.

13.	FEDERAL INCOME TAXES

The Company and Lancaster Re file a consolidated life insurance federal income tax return. The method of allocation among the companies is subject to a written agreement approved by the NE DOI and the Board of Directors (the “Tax Allocation Agreement”). The Company and Lancaster Re determine their respective

45

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

income tax expense or benefit and related liability or recoverable as if they each filed separate company tax returns. Neither the Company nor Lancaster Re is required to make any payments with respect to the utilization of any losses or other tax attributes that reduce the overall consolidated tax liability until such time the member with such losses or tax attributes could have otherwise used its losses or tax attributes on a separate company basis. In this regard, any benefit of filing a consolidated tax return as compared to the sum of the tax liabilities computed on a separate entity basis shall reside at the Company until such time as payment is required under the Tax Allocation Agreement. The Company is also responsible for preparing the group’s tax returns and controlling tax audits. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the Tax Allocation Agreement.

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2019 or 2018. As of December 31, 2019, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTAs to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The components of the Company’s net DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

($’s in thousands)		12/31/2019			12/31/2018			Change
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
		Ordinary	Capital	(Col. 1 + 2) Total	Ordinary	Capital	(Col. 4 + 5) Total	(Col. 1 - 4) Ordinary	(Col. 2-5) Capital	(Col. 7 + 8) Total
a.	Gross Deferred Tax Assets	$75,931	$641	$76,572	$76,884	$723	$77,607	$(953)	$(82)	$(1,035)
b.	Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c.	Adjusted Gross Deferred Tax Assets (a - b)	75,931	641	76,572	76,884	723	77,607	(953)	(82)	(1,035)
d.	Deferred Tax Assets Nonadmitted	34,088	—	34,088	40,336	—	40,336	(6,248)	—	(6,248)

e.	Subtotal Net Admitted Deferred Tax Asset (c - d)	41,843	641	42,484	36,548	723	37,271	5,295	(82)	5,213
f.	Deferred Tax Liabilities	(14,813)	(641)	(15,454)	(9,963)	(723)	(10,686)	(4,850)	82	(4,768)

g.	Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (e - f)	$27,030	$—	$27,030	$26,585	$—	$26,585	$445	$—	$445

46

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The component amounts of the Company’s net admitted DTAs by tax character as of December 31, 2019 and 2018 were as follows:

($’s in thousands)		December 31, 2019			December 31, 2018			Change
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
		Ordinary	Capital	(Col. 1 + 2) Total	Ordinary	Capital	(Col. 4 + 5) Total	(Col. 1 - 4) Ordinary	(Col. 2-5) Capital	(Col. 7 + 8) Total
	Admission Calculation Components SSAP No. 101
a.	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted Gross Tax Assets Expected to Be Realized (Excluding the Amount of Deferred Tax Assets from a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	27,030	—	27,030	26,585	—	26,585	445	—	445
	1. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following the Balance Sheet Date	27,030	—	27,030	26,585	—	26,585	445	—	445
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	xxx	xxx	48,837	xxx	xxx	53,002	xxx	xxx	(4,165)
c.	Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets from a) and b) above) Offset by Gross Deferred Tax Liabilities	14,813	641	15,454	9,963	723	10,686	4,850	(82)	4,768

d	Total Admitted under 11a) through 11c)	$41,843	$641	$42,484	$36,548	$723	$37,271	$5,295	$(82)	$5,213

The recovery period and threshold limitation information as of December 31, 2019 and December 31, 2018 were as follows:

($’s in thousands)	2019	2018
Ratio Percentage Used to Determine Recovery Period and Threshold Amount Limitation	689.5%	627.9%
Amount of Adjusted Capital and Surplus Used to Determine Recovery Period and Threshold Limitation in (b)2 above.	$378,449	$411,476

The impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs as of December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018		Change
	(1)	(2)	(3)	(4)	(5)	(6)
($’s in thousands)	Ordinary	Capital	Ordinary	Capital	(Col. 1 - 3) Ordinary	(Col. 2-4) Capital
Impact of Tax Planning Strategies
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
1. Adjusted Gross DTAs Amount	$75,931	$641	$76,884	$723	$(953)	$(82)
2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

47

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

	December 31, 2019		December 31, 2018		Change
	(1)	(2)	(3)	(4)	(5)	(6)
($’s in thousands)	Ordinary	Capital	Ordinary	Capital	(Col. 1 - 3) Ordinary	(Col. 2-4) Capital
3. Net admitted Adjusted Gross DTAs amount	$41,843	$641	$36,548	$723	$5,295	$(82)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs as of December 31, 2019 and 2018, but none of the tax planning strategies involved reinsurance.

The Company has an investment in Lancaster Re for which it has not recorded deferred taxes at this time. The amount of any deferred tax balance attributable to this investment has not yet been quantified. Aside from the Company’s investment in Lancaster Re, the Company has no temporary differences for which deferred taxes have not been established as of December 31, 2019 or 2018.

The Company’s significant components of income taxes incurred for the years ended December 31, 2019, 2018 and 2017 were as follows:

($’s in thousands)	2019	2018	2017
Current Income Tax
Federal income tax expense (benefit) from operations	$(31,140)	$(4,090)	$(8,296)
Federal income tax on net capital gains (losses)	31,484	(20,649)	15,149

Federal and foreign income taxes incurred (benefit)	$344	$(24,739)	$6,853

The Company’s significant components of the Company’s DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

($’s in thousands)	December 31, 2019	December 31, 2018	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$6,880	$11,629	$(4,749)
Investments	—	—	—
Deferred acquisition costs	66,841	64,394	2,447
Receivables — nonadmitted	809	183	626
Other (including items <5% of total ordinary tax assets)	1,401	678	723

Subtotal	75,931	76,884	(953)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	34,088	40,336	(6,248)

48

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

($’s in thousands)	December 31, 2019	December 31, 2018	Change
Admitted ordinary deferred tax assets	$41,843	$36,548	$5,295
Capital:
Investments	641	723	(82)
Other (unrealized gains)	—	—	—

Subtotal	641	723	(82)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	641	723	(82)

Admitted deferred tax assets	42,484	37,271	5,213

Deferred Tax Liabilities
Ordinary
Investments	(2,693)	(4,560)	1,867
Deferred and uncollected premium	(11,297)	(4,016)	(7,281)

Subtotal	(13,990)	(8,576)	(5,414)
Capital
Investments	(1,464)	(2,110)	646
Other (unrealized gains)	—	—	—

Subtotal	(1,464)	(2,110)	646
Deferred tax liabilities	(15,454)	(10,686)	(4,768)

Net deferred tax assets (liabilities)	$27,030	$26,585	$445

The change in net deferred income taxes was comprised of the following:

($’s in thousands)	December 31, 2019	December 31, 2018	Change
Total deferred tax assets	$76,572	$77,607	$(1,035)
Total deferred tax liabilities	(15,454)	(10,686)	(4,768)

Net deferred tax asset (liability)	$61,118	$66,921	(5,803)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$(5,803)
Tax effect of nonadmitted assets			(625)

Change in net deferred income tax per rate reconciliation			$(6,428)

49

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21%, 21% and 35% to income before income taxes for 2019, 2018 and 2017, respectively. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

	December 31, 2019		December 31, 2018		December 31, 2017
($’s in thousands)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Provision computed at statutory rate	$7,244	21.00%	$2,307	21.00%	$24,972	35.00%
IMR amortization	(6,083)	-17.64%	(8,454)	-76.97%	(18,787)	-26.33%
Transfer of IMR	21,630	62.71%	(7,572)	-68.94%	4,210	5.90%
IMR ceded	(6,988)	-20.26%	—	0.00%	—	0.00%
Amortization of initial ceding commission	(3,374)	-9.78%	(3,368)	-30.67%	(5,523)	-7.74%
Adjustment for tax allocation agreement	(7,919)	-22.96%	(9,359)	-85.21%	(15,558)	-21.81%
Tax rate change	343	1.00%	(8,917)	-81.18%	36,005	50.46%
Change in DTA on nonadmitted assets	—	0.00%	—	0.00%	(2,626)	-3.68%
Other	1,919	5.56%	(3,904)	-35.55%	(2,214)	-3.10%

Total	$6,772	19.63%	$(39,267)	-357.52%	$20,479	28.70%

Current income taxes incurred	344		(24,739)		6,853
Change in net deferred income taxes	6,428		(14,528)		13,626

Total statutory income taxes	$6,772		$(39,267)		$20,479

For both years ended December 31, 2019 and 2018, the Company had no tax credit carryforwards and no net operating loss or capital loss carryforwards. The Company had approximately $6.5 million of income taxes paid in prior years available for recoupment in the event of future net capital losses at December 31, 2019. The Company did not have deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2019. There was no repatriation transition tax owed under the Tax Cuts and Jobs Act as of December 31, 2019 or 2018. There was no alternative minimum tax credit as of December 31, 2019 or 2018.

14.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company had 30,000 common shares authorized and 25,000 shares issued and outstanding at December 31, 2019 and 2018. All shares had a par value of $100 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Nebraska has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to state statues, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Nebraska Director of Insurance (the “NE DOI Director”) is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Prior approval of the NE DOI Director was required for the Company for any dividend or distribution before April 1, 2019. See Note 2 for more information related to the payment of dividends.

50

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

15.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under NAIC SAP taking into account the risk characteristics of its investments and products. The Company has met the minimum RBC requirements at December 31, 2019.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax filings and market conduct. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. For both years ended December 31, 2019 and 2018, the Company accrued $3.8 million for guaranty fund assessments which was expected to be offset by estimated future premium tax deductions of $3.4 million for both periods. The period over which these assessments are expected to be paid varies. Premium tax offsets are realized on a straight-line basis over the period allowed by each individual state once the guaranty fund assessment has been paid. The Company did not recognize an impairment loss on the premium tax offsets in 2019, 2018 or 2017. The liabilities or assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were not material as of December 31, 2019 and 2018.

Liabilities and assets, discounted and undiscounted, related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2019 ($’s in thousands):

	Guaranty fund assessment		Related assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$19	$12	$18	$11
Penn Treaty Network America Insurance Company	$218	$122	$73	$29

The discount rate applied as of December 31, 2019 was 4.25%.

51

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency in 2019 were as follows:

	Payables			Recoverables
Name of Insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	25	14-59	50	22	14-59	50
Penn Treaty Network America Insurance Company	9	42-55	53	7	42-55	50

Liabilities and assets, discounted and undiscounted, related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2018 ($’s in thousands):

	Guaranty fund assessment		Related assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$13	$9	$12	$8
Penn Treaty Network America Insurance Company	$93	$50	$87	$47

The discount rate applied as of December 31, 2018 was 4.25%.

The number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency in 2018 were as follows:

	Payables			Recoverables
Name of Insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	25	22-56	55	22	22-56	55
Penn Treaty Network America Insurance Company	10	52-62	59	9	52-62	59

Retained Assets

Effective April 1, 2014, the Company ceased offering Allstate Advantage Accounts (“Allstate Advantage”). Those retained asset accounts previously offered through the Allstate Advantage Account remain reinsured to ALIC. The Allstate Advantage accounts were offered to beneficiaries of certain life policies when the death benefit proceeds payable were $50,000 or greater, and for certain annuity contracts for proceeds of $10,000 or greater. The retained asset accounts are reported on a direct basis and fully reinsured. The Allstate Advantage accounts enabled beneficiaries to deposit benefit proceeds into an interest-bearing checking account in the beneficiaries’ name at the Northern Trust Company. The beneficiaries may draw upon these funds at their discretion, including an immediate withdrawal of the funds in full. During 2019, 2018 and 2017, the Allstate Advantage accounts earned interest at an average interest rate of 0.5%. These accounts are not FDIC insured.

52

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The Company also offers to beneficiaries of certain life policies the option to deposit proceeds into a deposit fund, which continues to credit interest in accordance with the terms of the original contract. The interest rate credited to these deposit funds ranged from 2.0% to 4.0% in 2019. The interest rate credited to these deposit funds ranged from 2.0% to 3.5% in 2018.

The Company had the following amount and number of assets retained in deposit funds as of December 31, 2019 and 2018:

($’s in thousands)	December 31, 2019		December 31, 2018
	Number	Balance	Number	Balance
a. Up to and including 12 months	10	$6,518	13	$431
b. 13 to 24 months	8	649	10	943
c. 25 to 36 months	11	317	—	—
d. 37 to 48 months	—	—	—	—
e. 49 to 60 months	—	—	—	—
f. Over 60 months	—	—	—	—

g. Total	29	$7,484	23	$1,374

The activity in the Company’s assets retained in deposit funds for the years ended December 31, 2019, 2018 and 2017 was as follows:

	2019		2018		2017
	Individual		Individual		Individual
($’s in thousands)	Number	Balance	Number	Balance	Number	Balance
Number/balance of retained asset accounts, beginning of year	23	$1,374	19	$740	—	$—
Number/amount of retained asset accounts issued/added during the year	10	7,289	13	1,152	19	943
Investment earnings credited to retained asset accounts during the year	N/A	131	N/A	45	N/A	27
Fees and other charges assessed to retained asset accounts during the year	N/A	—	N/A	—	N/A	—
Number/amount of retained asset accounts transferred to state unclaimed property funds during the year	—	—	—	—	—	—
Number/amount of retained asset accounts closed/withdrawn during the year	(4)	(1,310)	(9)	(563)	—	(230)

Number/balance of retained asset accounts, end of year	29	$7,484	23	$1,374	19	$740

Leases

The Company leases office space under a non-cancellable operating lease agreement. The Company paid $0.2 million pursuant to this operating lease during each of the years ended December 31, 2019, 2018 and 2017.

53

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The minimum aggregate rental commitments as of December 31, 2019 and 2018 were as follows ($’s in thousands):

	December 31, 2019	December 31, 2018
2019	$—	$230
2020	218	218
2021	223	223
2022	229	229
2023	235	235
2024	241	—
All future years	288	529

Aggregate total	$1,434	$1,664

Litigation and Other Matters

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following were restricted assets (including pledged assets) as of December 31, 2019 ($’s in thousands):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%

54

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonad mitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
c.	Subject to repurchase agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
d.	Subject to reverse repurchase agreement	—	—	—	—	—	—	—	—	—	0.0%	0.0%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.0%	0.0%
h.	Letter stock or securities restricted as to sale — excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.0%	0.0%
i.	FHLB capital stock	8,479	—	—	—	8,479	6,988	1,491	—	8,479	0.1%	0.1%
j.	On deposit with states	7,742	—	—	—	7,742	7,744	(2)	—	7,742	0.1%	0.1%
k.	On deposit with other regulatory bodies	590	—	—	—	590	590	—	—	590	0.0%	0.0%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	525,065	—	—	—	525,065	516,263	8,802	—	525,065	5.6%	5.7%
m.	Pledged as collateral not captured in other categories	300	—	—	—	300	950	(650)	—	300	0.0%	0.0%
n.	Other restricted assets	—	—	—	—	—	—	—	—	—	0.0%	0.0%
o.	Total Restricted Assets	$542,176	$—	$—	$—	$542,176	$532,535	$9,641	$—	$542,176	5.8%	5.9%

(a) subset of column 1	(c) Column 5 divided by Asset Page, Column 1, Line 28
(b) subset of column 3	(d) Column 9 divided by Asset Page, Column 3, Line 28

55

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, were reported in the aggregate) as of December 31, 2019 ($’s in thousands):

	Gross (Admitted and Nonadmitted) Restricted								Percentage
Description of Assets	Current year
	1	2	3	4	5	6	7	8	9	10
	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted and Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives collateral	$300	$—	$—	$—	$300	$950	$(650)	$300	0.0%	0.0%
Total	$300	$—	$—	$—	$300	$950	$(650)	$300	0.0%	0.0%

(a) subset of column 1
(b) subset of column 3

The following were restricted assets (including pledged assets) as of December 31, 2018 ($’s in thousands):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
d.	Subject to reverse repurchase agreement	—	—	—	—	—	—	—	—	—	0.0%	0.0%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%

56

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
g.	Placed under option contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
h.	Letter stock or securities restricted as to sale — excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.0%	0.0%
i.	FHLB capital stock	6,988	—	—	—	6,988	8,152	(1,164)	—	6,988	0.1%	0.1%
j.	On deposit with states	7,744	—	—	—	7,744	7,953	(209)	—	7,744	0.1%	0.1%
k.	On deposit with other regulatory bodies	590	—	—	—	590	605	(14)	—	590	0.0%	0.0%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	516,263	—	—	—	516,263	544,024	(27,761)	—	516,263	4.8%	4.9%
m.	Pledged as collateral not captured in other categories	950	—	—	—	950	250	700	—	950	0.0%	0.0%
n.	Other restricted assets	—	—	—	—	—	—	—	—	—	0.0%	0.0%
o.	Total Restricted Assets	$532,535	$—	$—	$—	$532,535	$560,984	$(28,449)	$—	$532,535	5.0%	5.1%

	(a) subset of column 1						(c) Column 5 divided by Asset Page, Column 1, Line 28
	(b) subset of column 3						(d) Column 9 divided by Asset Page, Column 3, Line 28

57

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, were reported in the aggregate) as of December 31, 2018 ($’s in thousands):

	Gross (Admitted and Nonadmitted) Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted and Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives collateral	$950	$—	$—	$—	$950	$250	$700	$950	0.0%	0.0%
Total	$950	$—	$—	$—	$950	$250	$700	$950	0.0%	0.0%

(a) subset of column 1
(b) subset of column 3

17.	DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The aggregate amount of direct premiums written/produced by managing general agents (“MGA”)/third party administrators (“TPA”) was $865.3 million, $929.8 million and $978.0 million for the years ended December 31, 2019, 2018 and 2017, respectively, which exceeded 5% of the Company’s surplus for each year. All direct premiums written/produced by MGA/TPA were ceded to ALIC or other external reinsurers. Information for each MGA/TPA was as follows:

($’s in thousands)		2019	2018	2017
Name of MGA/TPA	Types of Business Written	Total Direct Premiums Written/ Produced	Total Direct Premiums Written/Produced	Total Direct Premiums Written/Produced
Allstate Life Insurance Company	Individual life, group life, variable life, variable annuities, group annuities	$808,462	$872,588	$919,095
LifeCare Assurance Company	Long-term care, home health care	56,811	57,217	58,891

		$865,273	$929,805	$977,986

18.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, at December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018
($’s in thousands)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$446	$359	$189	$164
Ordinary renewal	29,430	18,328	(3,447)	(2,261)
Group life	(23,298)	(23,033)	(1,074)	(779)

Total	$6,578	$(4,346)	$(4,332)	$(2,876)

58

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2019

19.	FEDERAL HOME LOAN BANK AGREEMENTS

Through its FHLB membership, the Company has used proceeds received from the issuance of funding agreements to improve the risk profile on its universal life secondary guarantee products which are ultimately reinsured with Lancaster Re.

The amount of FHLB capital stock held as of December 31, 2019 and 2018 was as follows:

($’s in thousands)	December 31, 2019	December 31, 2018
Membership Stock – Class A	$—	$—
Membership Stock – Class B	10	10
Activity Stock	8,199	6,978
Excess Stock	270	—

Total	$8,479	$6,988

None of the Company’s membership stock held as of December 31, 2019 was eligible for redemption.

The Company reported aggregate funding agreements and deposit liabilities of $409.9 million and $349.4 million as of December 31, 2019 and 2018, respectively. These funding agreements are not subject to any prepayment obligations. The Company’s maximum aggregate borrowings from the FHLB at any time during the years ended December 31, 2019 and 2018 was $422.7 million and $407.6 million, respectively. The Company has determined that the actual or estimated maximum borrowing capacity as of December 31, 2019 and 2018 based on FHLB of Chicago regulatory and or FHLB specific borrowing limits was $3.6 billion and $3.9 billion, respectively.

The carrying value and fair value of collateral pledged as of December 31, 2019 and 2018 were as follows ($’s in thousands):

	December 31, 2019	December 31, 2018
Carrying Value	$525,065	$516,262
Fair Value	538,633	513,232

The carrying value and fair value of the maximum amounts of collateral pledged during the years ended December 31, 2019 and 2018 were as follows ($’s in thousands):

	December 31, 2019	December 31, 2018
Carrying Value	$575,082	$593,994
Fair Value	578,203	586,533

20.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 30, 2020, the date that these financial statements were available to be issued. Effective February 2020, the Company entered into a capital maintenance agreement with Kuvare Holdings LP. Under this agreement, Kuvare Holdings LP has agreed to fund the Company to a minimum level of capital and surplus of not less than 325% of the company action level risk-based capital at the end of certain calendar quarters, up to an aggregate amount of $100 million.

*****

59

Lincoln Benefit Life Variable Life Account
Financial Statements as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Lincoln Benefit Life Company and
Policyholders of Lincoln Benefit Life Variable Life Account:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the sub-accounts listed in Appendix A of Lincoln Benefit Life Variable Life Account (the “Account”), as of December 31, 2019, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 30, 2020

We have served as the auditor of Lincoln Benefit Life Company (the sponsor Company) since 2018.

Appendix A

Lincoln Benefit Life Variable Life Account

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Two Years Ended	For Two Years Ended
AB VPS Growth and Income Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
AB VPS International Growth Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
AB VPS International Value Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
AB VPS Small Cap Growth Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
AB VPS Small/Mid Cap Value Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger Balanced Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger Capital Appreciation Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger Income & Growth Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger Large Cap Growth Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger MidCap Growth Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Alger SmallCap Growth Class I-2	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Bond VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Core Equity VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS CROCI® International VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Equity 500 Index VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Global Income Builder VIP Class A II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Global Small Cap VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
DWS Small Cap Index VIP Class A	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Federated Fund for U.S. Government Securities II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Federated High Income Bond Fund II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Federated Managed Volatility Fund II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Asset Manager Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Emerging Markets Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Government Money Market Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Growth & Income Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019

Appendix A (Cont.)

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Two Years Ended	For Two Years Ended
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Index 500 Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Index 500 Portfolio Service Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Mid Cap Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Overseas Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Real Estate Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Fidelity® VIP Value Strategies Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Global Bond VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Income VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Mutual Global Discovery VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Mutual Shares VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Small Cap Value VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton Strategic Income VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Franklin Templeton U.S. Government Securities VIP Fund Class 1	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Guggenheim VT U.S. Long Short Equity Fund	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer Oppenheimer VI Conservative Balance Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Global Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Global Fund Series II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Global Strategic Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI International Growth Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI International Growth Fund Series II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Main Street Fund® Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Main Street Small Cap Fund® Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Main Street Small Cap Fund® Series II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco Oppenheimer VI Total Return Bond Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. American Franchise	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019

Appendix A (Cont.)

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Two Years Ended	For Two Years Ended
Invesco V.I. American Value	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Core Equity	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Government Securities	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Growth and Income Fund Series I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Growth and Income Fund Series II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. High Yield	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Mid Cap Core Equity	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Mid Cap Growth Fund Series II	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Invesco V.I. Value Opportunity	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Balanced Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Balanced Portfolio Service Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Enterprise Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Flexible Bond Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Forty Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Global Research Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Global Research Portfolio Service Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Global Technology Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Mid Cap Value Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Mid Cap Value Portfolio Service Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Overseas Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Overseas Portfolio Service Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Janus Henderson Research Portfolio Institutional Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Lazard Retirement Emerging Markets Equity Portfolio	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® High Yield Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® Investors Trust Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® Mass Investors Growth Stock Portfolio Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® New Discovery Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019

Appendix A (Cont.)

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For Year Ended	For Two Years Ended	For Two Years Ended
MFS® Total Return Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® Utilities Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® Value Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® VIT Growth Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® VIT New Discovery Series Service Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
MFS® VIT Research Series Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morgan Stanley VIF Growth Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morningstar Balanced ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morningstar Conservative ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morningstar Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
PIMCO VIT Real Return Portfolio Admin. Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
PIMCO VIT Total Return Portfolio Admin. Shares	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Putnam VT High Yield Fund Class IA	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Putnam VT International Value Fund Class IA	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Putnam VT International Value Fund Class IB	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
T. Rowe Price Blue Chip Growth Portfolio I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
T. Rowe Price Equity Income Portfolio I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
T. Rowe Price International Stock I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
T. Rowe Price Mid-Cap Growth I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
T. Rowe Price New America Growth I	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
VanEck VIP Emerging Markets Fund Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
VanEck VIP Global Hard Assets Fund Initial Class	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Wells Fargo VT Advantage Discovery Fund	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019
Wells Fargo VT Advantage Opportunity FundSM	December 31, 2019	December 31, 2019	December 31, 2019	December 31, 2019

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A	Class A	Class A	Class A	Class A	Class I-2
ASSETS
Investments, at fair value	$641,289	$527,940	$237,891	$1,091,552	$722,980	$490,508
Total assets	$641,289	$527,940	$237,891	$1,091,552	$722,980	$490,508
NET ASSETS
Accumulation units	$641,289	$527,940	$237,891	$1,091,552	$722,980	$490,508
Total net assets	$641,289	$527,940	$237,891	$1,091,552	$722,980	$490,508
FUND SHARE INFORMATION
Number of shares	21,165	22,475	16,555	54,797	40,367	31,223
Cost of investments	$585,975	$436,326	$234,604	$940,416	$772,858	$458,054
ACCUMULATION UNIT VALUE (1)
Lowest	$25.61	$11.77	$8.37	$38.72	$25.42	$19.96
Highest	$25.61	$11.77	$8.37	$38.72	$25.42	$19.96

 (1) The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	AB VPS	AB VPS	AB VPS	AB VPS	AB VPS
	Growth	International	International	Small Cap	Small/Mid Cap	Alger
	and Income	Growth	Value	Growth	Value	Balanced
	Class A	Class A	Class A	Class A	Class A	Class I-2
NET INVESTMENT INCOME (LOSS)
Dividends	$7,443	$2,697	$2,083	$—	$4,084	$6,950
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	7,443	2,697	2,083	—	4,084	6,950
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	266,820	27,917	51,285	113,545	71,296	20,225
Cost of investments sold	240,756	23,476	53,537	98,111	76,758	18,070
Realized gains (losses) on fund shares	26,064	4,441	(2,252)	15,434	(5,462)	2,155
Realized gain distributions	63,208	11,506	—	125,564	76,209	11,700
Net realized gains (losses)	89,272	15,947	(2,252)	140,998	70,747	13,855
Change in unrealized gains (losses)	36,997	93,310	36,930	157,904	45,532	55,202
Net realized and change in unrealized gains (losses) on investments	126,269	109,257	34,678	298,902	116,279	69,057
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$133,712	$111,954	$36,761	$298,902	$120,363	$76,007

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Alger		Alger	Alger	Alger
	Capital	Alger	Large Cap	MidCap	SmallCap
	Appreciation	Income & Growth	Growth	Growth	Growth	DWS Bond
	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2	VIP Class A
ASSETS
Investments, at fair value	$31,731,020	$6,835,283	$15,287,480	$29,812,991	$7,817,105	$5,485,358
Total assets	$31,731,020	$6,835,283	$15,287,480	$29,812,991	$7,817,105	$5,485,358
NET ASSETS
Accumulation units	$31,731,020	$6,835,283	$15,287,480	$29,812,991	$7,817,105	$5,485,358
Total net assets	$31,731,020	$6,835,283	$15,287,480	$29,812,991	$7,817,105	$5,485,358
FUND SHARE INFORMATION
Number of shares	392,080	316,742	237,715	1,313,926	272,468	965,732
Cost of investments	$24,382,858	$4,155,849	$11,478,132	$22,801,501	$6,705,784	$5,608,576
ACCUMULATION UNIT VALUE
Lowest	$35.65	$43.84	$27.02	$21.18	$41.77	$21.93
Highest	$81.38	$43.84	$40.58	$53.87	$41.77	$23.94

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Alger		Alger	Alger	Alger
	Capital	Alger	Large Cap	MidCap	SmallCap
	Appreciation	Income & Growth	Growth	Growth	Growth	DWS Bond
	Class I-2	Class I-2	Class I-2	Class I-2	Class I-2	VIP Class A
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$100,109	$—	$—	$—	$165,352
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	(6,056)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	—	100,109	—	—	—	159,296
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,135,575	409,585	1,093,107	2,079,501	795,804	426,705
Cost of investments sold	2,276,359	236,494	899,299	1,441,711	685,158	447,003
Realized gains (losses) on fund shares	859,216	173,091	193,808	637,790	110,646	(20,298)
Realized gain distributions	3,446,621	577,330	281,577	3,215,472	419,448	—
Net realized gains (losses)	4,305,837	750,421	475,385	3,853,262	530,094	(20,298)
Change in unrealized gains (losses)	4,061,284	745,958	2,908,424	3,374,165	1,343,982	392,654
Net realized and change in unrealized gains (losses) on investments	8,367,121	1,496,379	3,383,809	7,227,427	1,874,076	372,356
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$8,367,121	$1,596,488	$3,383,809	$7,227,427	$1,874,076	$531,652

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

			DWS	DWS		DWS
		DWS CROCI®	Equity 500	Global Income	DWS Global	Small Cap
	DWS Core Equity	International	Index VIP	Builder VIP	Small Cap	Index VIP
	VIP Class A	VIP Class A	Class A	Class A II	VIP Class A	Class A
ASSETS
Investments, at fair value	$2,412,491	$1,616,244	$4,245,508	$3,933,884	$4,017,343	$1,294,675
Total assets	$2,412,491	$1,616,244	$4,245,508	$3,933,884	$4,017,343	$1,294,675
NET ASSETS
Accumulation units	$2,412,491	$1,616,244	$4,245,508	$3,933,884	$4,017,343	$1,294,675
Total net assets	$2,412,491	$1,616,244	$4,245,508	$3,933,884	$4,017,343	$1,294,675
FUND SHARE INFORMATION
Number of shares	213,306	219,897	183,470	159,719	392,319	76,292
Cost of investments	$2,151,384	$1,822,412	$2,939,600	$3,610,628	$4,892,823	$1,121,609
ACCUMULATION UNIT VALUE
Lowest	$37.12	$16.12	$52.68	$20.42	$45.07	$55.31
Highest	$37.12	$16.12	$52.68	$22.63	$45.07	$55.31

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

			DWS	DWS		DWS
		DWS CROCI®	Equity 500	Global Income	DWS Global	Small Cap
	DWS Core Equity	International	Index VIP	Builder VIP	Small Cap	Index VIP
	VIP Class A	VIP Class A	Class A	Class A II	VIP Class A	Class A
NET INVESTMENT INCOME (LOSS)
Dividends	$24,900	$41,485	$76,757	$141,288	$—	$12,474
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	(2,014)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	24,900	41,485	76,757	139,274	—	12,474
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	237,225	46,646	299,623	175,046	332,518	193,748
Cost of investments sold	226,035	58,524	215,261	169,905	439,385	171,967
Realized gains (losses) on fund shares	11,190	(11,878)	84,362	5,141	(106,867)	21,781
Realized gain distributions	248,981	—	187,947	4,223	204,653	102,694
Net realized gains (losses)	260,171	(11,878)	272,309	9,364	97,786	124,475
Change in unrealized gains (losses)	305,534	253,331	697,966	519,635	614,334	127,130
Net realized and change in unrealized gains (losses) on investments	565,705	241,453	970,275	528,999	712,120	251,605
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$590,605	$282,938	$1,047,032	$668,273	$712,120	$264,079

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Federated	Federated	Federated	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Fund for	High	Managed	Asset	ContrafundSM	Emerging
	U.S. Government	Income Bond	Volatility	Manager Portfolio	Portfolio	Markets Portfolio
	Securities II	Fund II	Fund II	Initial Class	Initial Class*	Initial Class
ASSETS
Investments, at fair value	$5,111,562	$6,919,950	$3,052,342	$9,620,609	$88,931,799	$959,617
Total assets	$5,111,562	$6,919,950	$3,052,342	$9,620,609	$88,931,799	$959,617
NET ASSETS
Accumulation units	$5,111,562	$6,919,950	$3,052,342	$9,620,609	$88,931,799	$959,617
Total net assets	$5,111,562	$6,919,950	$3,052,342	$9,620,609	$88,931,799	$959,617
FUND SHARE INFORMATION
Number of shares	470,245	1,059,717	270,119	631,688	2,392,569	75,680
Cost of investments	$5,205,571	$6,990,586	$2,591,385	$9,252,539	$68,916,143	$727,496
ACCUMULATION UNIT VALUE
Lowest	$22.68	$34.26	$25.69	$30.28	$26.21	$15.82
Highest	$24.82	$44.74	$36.87	$39.85	$80.54	$15.82

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Federated	Federated	Federated	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Fund for	High	Managed	Asset	ContrafundSM	Emerging
	U.S. Government	Income Bond	Volatility	Manager Portfolio	Portfolio	Markets Portfolio
	Securities II	Fund II	Fund II	Initial Class	Initial Class*	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$123,754	$410,774	$58,420	$164,312	$379,483	$13,993
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(6,221)	(13,224)	(8,875)	(29,502)	(137,905)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	117,533	397,550	49,545	134,810	241,578	13,993
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	564,562	598,126	199,150	765,328	5,852,345	132,274
Cost of investments sold	585,020	628,896	183,804	768,568	4,923,491	107,102
Realized gains (losses) on fund shares	(20,458)	(30,770)	15,346	(3,240)	928,854	25,172
Realized gain distributions	—	—	—	376,075	9,124,600	—
Net realized gains (losses)	(20,458)	(30,770)	15,346	372,835	10,053,454	25,172
Change in unrealized gains (losses)	191,495	524,475	445,081	980,573	11,692,639	185,080
Net realized and change in unrealized gains (losses) on investments	171,037	493,705	460,427	1,353,408	21,746,093	210,252
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$288,570	$891,255	$509,972	$1,488,218	$21,987,671	$224,245

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Equity-Income	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP
	PortfolioSM	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$41,450,879	$24,085,535	$1,219,237	$63,351,129	$729,553	$73,978,035
Total assets	$41,450,879	$24,085,535	$1,219,237	$63,351,129	$729,553	$73,978,035
NET ASSETS
Accumulation units	$41,450,879	$24,085,535	$1,219,237	$63,351,129	$729,553	$73,978,035
Total net assets	$41,450,879	$24,085,535	$1,219,237	$63,351,129	$729,553	$73,978,035
FUND SHARE INFORMATION
Number of shares	1,743,832	24,085,535	54,995	801,000	134,356	230,930
Cost of investments	$37,660,225	$24,085,535	$1,025,214	$37,296,272	$738,840	$37,799,668
ACCUMULATION UNIT VALUE
Lowest	$21.77	$10.78	$24.83	$31.16	$20.31	$37.08
Highest	$69.69	$16.17	$24.83	$87.79	$20.31	$43.70

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP
	Equity-Income	Government Money	Growth	Fidelity® VIP	High	Fidelity® VIP
	PortfolioSM	Market Portfolio	& Income Portfolio	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class*	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$776,446	$480,141	$38,470	$152,187	$35,860	$1,339,809
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(100,755)	(16,234)	—	(148,283)	—	(38,315)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	675,691	463,907	38,470	3,904	35,860	1,301,494
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,916,487	6,090,736	85,467	4,811,409	92,484	6,886,119
Cost of investments sold	2,866,274	6,090,736	73,111	3,109,038	95,955	3,630,829
Realized gains (losses) on fund shares	50,213	—	12,356	1,702,371	(3,471)	3,255,290
Realized gain distributions	2,421,552	—	87,428	3,533,121	—	1,006,825
Net realized gains (losses)	2,471,765	—	99,784	5,235,492	(3,471)	4,262,115
Change in unrealized gains (losses)	5,948,926	—	142,817	11,443,789	61,683	12,704,497
Net realized and change in unrealized gains (losses) on investments	8,420,691	—	242,601	16,679,281	58,212	16,966,612
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$9,096,382	$463,907	$281,071	$16,683,185	$94,072	$18,268,106

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

		Fidelity® VIP	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid	Fidelity® VIP	Real	Value
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Service Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$9,188,474	$7,447,063	$3,466,621	$16,079,567	$2,236,838	$330,552
Total assets	$9,188,474	$7,447,063	$3,466,621	$16,079,567	$2,236,838	$330,552
NET ASSETS
Accumulation units	$9,188,474	$7,447,063	$3,466,621	$16,079,567	$2,236,838	$330,552
Total net assets	$9,188,474	$7,447,063	$3,466,621	$16,079,567	$2,236,838	$330,552
FUND SHARE INFORMATION
Number of shares	28,791	565,457	105,209	695,182	113,029	24,835
Cost of investments	$6,495,462	$7,211,649	$3,449,893	$12,749,890	$2,085,571	$321,163
ACCUMULATION UNIT VALUE
Lowest	$28.87	$16.74	$24.00	$27.64	$21.52	$23.54
Highest	$28.87	$20.36	$24.00	$32.52	$21.52	$23.54

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

		Fidelity® VIP	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid	Fidelity® VIP	Real	Value
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Service Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$156,014	$196,593	$28,297	$258,718	$37,480	$4,951
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	(20,832)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	156,014	196,593	28,297	237,886	37,480	4,951
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	750,677	520,273	314,619	2,106,670	242,945	22,942
Cost of investments sold	480,396	520,165	328,910	1,779,068	235,384	23,517
Realized gains (losses) on fund shares	270,281	108	(14,291)	327,602	7,561	(575)
Realized gain distributions	118,412	—	341,214	547,977	41,758	25,480
Net realized gains (losses)	388,693	108	326,923	875,579	49,319	24,905
Change in unrealized gains (losses)	1,617,742	453,496	305,385	2,544,767	329,045	53,645
Net realized and change in unrealized gains (losses) on investments	2,006,435	453,604	632,308	3,420,346	378,364	78,550
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,162,449	$650,197	$660,605	$3,658,232	$415,844	$83,501

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
ASSETS
Investments, at fair value	$938,181	$931,989	$1,187,329	$507,949	$1,553,798	$1,073,995
Total assets	$938,181	$931,989	$1,187,329	$507,949	$1,553,798	$1,073,995
NET ASSETS
Accumulation units	$938,181	$931,989	$1,187,329	$507,949	$1,553,798	$1,073,995
Total net assets	$938,181	$931,989	$1,187,329	$507,949	$1,553,798	$1,073,995
FUND SHARE INFORMATION
Number of shares	56,212	56,416	61,937	26,469	98,779	54,407
Cost of investments	$994,836	$886,869	$1,243,018	$506,584	$1,718,778	$1,073,634
ACCUMULATION UNIT VALUE
Lowest	$17.40	$19.47	$20.42	$19.79	$25.67	$27.53
Highest	$17.40	$19.47	$20.42	$19.79	$25.67	$27.53

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

			Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global	Mutual	Small	Small-Mid
	Global Bond	Income	Discovery	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
NET INVESTMENT INCOME (LOSS)
Dividends	$87,251	$47,509	$20,699	$9,753	$17,820	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	87,251	47,509	20,699	9,753	17,820	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	436,116	71,210	231,984	96,317	80,497	124,808
Cost of investments sold	466,674	68,789	243,996	92,262	90,820	131,506
Realized gains (losses) on fund shares	(30,558)	2,421	(12,012)	4,055	(10,323)	(6,698)
Realized gain distributions	—	13,666	110,558	45,242	223,748	126,733
Net realized gains (losses)	(30,558)	16,087	98,546	49,297	213,425	120,035
Change in unrealized gains (losses)	(31,308)	66,046	131,151	42,324	94,872	144,417
Net realized and change in unrealized gains (losses) on investments	(61,866)	82,133	229,697	91,621	308,297	264,452
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$25,385	$129,642	$250,396	$101,374	$326,117	$264,452

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Franklin Templeton	Franklin Templeton	Guggenheim	Invesco	Invesco	Invesco
	Strategic	U.S. Government	VT U.S.	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Income	Securities	Long Short	Conservative Balance	Discovery Mid Cap	Global Fund
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund	Fund Series I*	Growth Fund*	Series I*
ASSETS
Investments, at fair value	$469,801	$366,857	$880,234	$443,381	$2,716,139	$1,433,879
Total assets	$469,801	$366,857	$880,234	$443,381	$2,716,139	$1,433,879
NET ASSETS
Accumulation units	$469,801	$366,857	$880,234	$443,381	$2,716,139	$1,433,879
Total net assets	$469,801	$366,857	$880,234	$443,381	$2,716,139	$1,433,879
FUND SHARE INFORMATION
Number of shares	42,983	29,729	63,601	27,185	32,404	33,699
Cost of investments	$491,096	$377,607	$869,181	$385,121	$2,065,581	$1,251,567
ACCUMULATION UNIT VALUE
Lowest	$17.37	$13.82	$25.03	$14.34	$34.79	$23.83
Highest	$17.37	$13.82	$25.03	$14.34	$34.79	$23.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Franklin Templeton	Franklin Templeton	Guggenheim	Invesco	Invesco	Invesco
	Strategic	U.S. Government	VT U.S.	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Income	Securities	Long Short	Conservative Balance	Discovery Mid Cap	Global Fund
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund	Fund Series I*	Growth Fund*	Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$27,588	$12,995	$4,723	$9,116	$—	$11,843
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	27,588	12,995	4,723	9,116	—	11,843
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	105,328	109,938	71,816	37,416	300,529	324,461
Cost of investments sold	112,567	114,571	70,725	31,401	226,056	284,115
Realized gains (losses) on fund shares	(7,239)	(4,633)	1,091	6,015	74,473	40,346
Realized gain distributions	—	—	—	6,457	321,993	187,068
Net realized gains (losses)	(7,239)	(4,633)	1,091	12,472	396,466	227,414
Change in unrealized gains (losses)	19,547	13,877	40,538	43,476	416,628	125,930
Net realized and change in unrealized gains (losses) on investments	12,308	9,244	41,629	55,948	813,094	353,344
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$39,896	$22,239	$46,352	$65,064	$813,094	$365,187

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Global Fund	Global Strategic	International Growth	International Growth	Main Street	Main Street Small
	Series II*	Fund Series I*	Fund Series I*	Fund Series II*	Fund® Series I*	Cap Fund® Series I*
ASSETS
Investments, at fair value	$11,862,817	$289,849	$1,951,709	$1,943,388	$664,036	$12,459,173
Total assets	$11,862,817	$289,849	$1,951,709	$1,943,388	$664,036	$12,459,173
NET ASSETS
Accumulation units	$11,862,817	$289,849	$1,951,709	$1,943,388	$664,036	$12,459,173
Total net assets	$11,862,817	$289,849	$1,951,709	$1,943,388	$664,036	$12,459,173
FUND SHARE INFORMATION
Number of shares	282,785	58,320	796,616	759,136	22,556	534,270
Cost of investments	$9,588,788	$300,452	$1,695,670	$1,623,354	$672,042	$10,998,531
ACCUMULATION UNIT VALUE
Lowest	$36.94	$15.66	$16.72	$27.93	$13.27	$28.80
Highest	$36.94	$15.66	$55.08	$27.93	$13.27	$63.01

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Invesco	Invesco	Invesco	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Global Fund	Global Strategic	International Growth	International Growth	Main Street	Main Street Small
	Series II*	Fund Series I*	Fund Series I*	Fund Series II*	Fund® Series I*	Cap Fund® Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$69,324	$10,369	$18,740	$12,408	$6,314	$22,894
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	(11,910)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	69,324	10,369	18,740	498	6,314	22,894
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	713,208	120,158	239,921	99,720	55,893	796,388
Cost of investments sold	583,398	130,264	223,123	88,749	56,705	728,137
Realized gains (losses) on fund shares	129,810	(10,106)	16,798	10,971	(812)	68,251
Realized gain distributions	1,565,597	—	91,887	85,786	95,054	1,057,311
Net realized gains (losses)	1,695,407	(10,106)	108,685	96,757	94,242	1,125,562
Change in unrealized gains (losses)	1,149,418	30,431	316,064	314,550	62,400	1,512,664
Net realized and change in unrealized gains (losses) on investments	2,844,825	20,325	424,749	411,307	156,642	2,638,226
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,914,149	$30,694	$443,489	$411,805	$162,956	$2,661,120

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Main Street Small	Total Return	American	American	Invesco V.I.	Government
	Cap Fund® Series II*	Bond Fund Series I*	Franchise	Value	Core Equity	Securities
ASSETS
Investments, at fair value	$6,658,223	$271,902	$2,439,593	$9,634,857	$800,700	$1,236,100
Total assets	$6,658,223	$271,902	$2,439,593	$9,634,857	$800,700	$1,236,100
NET ASSETS
Accumulation units	$6,658,223	$271,902	$2,439,593	$9,634,857	$800,700	$1,236,100
Total net assets	$6,658,223	$271,902	$2,439,593	$9,634,857	$800,700	$1,236,100
FUND SHARE INFORMATION
Number of shares	290,879	34,288	36,330	605,205	22,910	106,469
Cost of investments	$6,406,471	$265,681	$1,753,056	$9,349,223	$718,508	$1,245,044
ACCUMULATION UNIT VALUE
Lowest	$39.89	$11.25	$26.70	$22.78	$25.33	$12.27
Highest	$45.14	$11.25	$26.70	$36.70	$25.33	$12.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Invesco V.I.	Invesco V.I.		Invesco V.I.
	Main Street Small	Total Return	American	American	Invesco V.I.	Government
	Cap Fund® Series II*	Bond Fund Series I*	Franchise	Value	Core Equity	Securities
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$8,452	$—	$64,032	$7,053	$31,763
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(9,668)	—	—	(12,062)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(9,668)	8,452	—	51,970	7,053	31,763
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,522,281	24,279	196,767	865,913	18,856	166,824
Cost of investments sold	1,565,679	23,989	131,689	849,967	16,712	169,173
Realized gains (losses) on fund shares	(43,398)	290	65,078	15,946	2,144	(2,349)
Realized gain distributions	628,980	—	317,506	671,689	85,709	—
Net realized gains (losses)	585,582	290	382,584	687,635	87,853	(2,349)
Change in unrealized gains (losses)	853,142	14,169	299,636	1,242,046	84,121	43,360
Net realized and change in unrealized gains (losses) on investments	1,438,724	14,459	682,220	1,929,681	171,974	41,011
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,429,056	$22,911	$682,220	$1,981,651	$179,027	$72,774

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Invesco V.I.	Invesco V.I.			Invesco V.I.
	Growth and	Growth and		Invesco V.I.	Mid Cap	Invesco V.I.
	Income Fund	Income Fund	Invesco V.I.	Mid Cap	Growth	Value
	Series I	Series II	High Yield	Core Equity	Fund Series II	Opportunity
ASSETS
Investments, at fair value	$6,135,118	$5,149,513	$377,640	$2,516,902	$4,546,516	$5,546,183
Total assets	$6,135,118	$5,149,513	$377,640	$2,516,902	$4,546,516	$5,546,183
NET ASSETS
Accumulation units	$6,135,118	$5,149,513	$377,640	$2,516,902	$4,546,516	$5,546,183
Total net assets	$6,135,118	$5,149,513	$377,640	$2,516,902	$4,546,516	$5,546,183
FUND SHARE INFORMATION
Number of shares	321,379	270,174	69,804	206,642	856,218	990,390
Cost of investments	$6,319,897	$5,364,007	$375,700	$2,574,634	$4,008,440	$6,607,275
ACCUMULATION UNIT VALUE
Lowest	$23.51	$30.48	$15.44	$29.58	$34.08	$19.48
Highest	$46.27	$34.49	$15.44	$29.58	$38.03	$21.74

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.			Invesco V.I.
	Growth and	Growth and		Invesco V.I.	Mid Cap	Invesco V.I.
	Income Fund	Income Fund	Invesco V.I.	Mid Cap	Growth	Value
	Series I	Series II	High Yield	Core Equity	Fund Series II	Opportunity
NET INVESTMENT INCOME (LOSS)
Dividends	$106,662	$75,601	$21,757	$11,682	$—	$12,429
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	(12,127)	—	—	(5,898)	(2,484)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	106,662	63,474	21,757	11,682	(5,898)	9,945
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	322,545	337,366	57,193	198,654	594,620	594,693
Cost of investments sold	332,077	340,621	56,726	203,855	486,906	658,190
Realized gains (losses) on fund shares	(9,532)	(3,255)	467	(5,201)	107,714	(63,497)
Realized gain distributions	635,006	534,869	—	256,192	644,959	1,099,641
Net realized gains (losses)	625,474	531,614	467	250,991	752,673	1,036,144
Change in unrealized gains (losses)	520,394	445,580	25,397	258,114	475,693	312,296
Net realized and change in unrealized gains (losses) on investments	1,145,868	977,194	25,864	509,105	1,228,366	1,348,440
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,252,530	$1,040,668	$47,621	$520,787	$1,222,468	$1,358,385

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Balanced	Janus Henderson	Enterprise	Flexible	Forty	Global Research
	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares
ASSETS
Investments, at fair value	$38,483,338	$8,226,857	$53,311,479	$6,072,139	$9,300,251	$30,594,687
Total assets	$38,483,338	$8,226,857	$53,311,479	$6,072,139	$9,300,251	$30,594,687
NET ASSETS
Accumulation units	$38,483,338	$8,226,857	$53,311,479	$6,072,139	$9,300,251	$30,594,687
Total net assets	$38,483,338	$8,226,857	$53,311,479	$6,072,139	$9,300,251	$30,594,687
FUND SHARE INFORMATION
Number of shares	974,755	197,287	623,818	511,123	209,559	540,638
Cost of investments	$27,061,825	$5,982,736	$28,642,580	$6,138,702	$7,667,146	$16,970,393
ACCUMULATION UNIT VALUE
Lowest	$26.34	$42.75	$35.04	$17.65	$29.41	$29.44
Highest	$93.17	$42.75	$122.68	$39.42	$58.59	$57.66

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Janus Henderson		Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Balanced	Janus Henderson	Enterprise	Flexible	Forty	Global Research
	Portfolio	Balanced Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$695,792	$124,694	$99,575	$199,081	$12,709	$284,898
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(90,710)	—	(142,613)	(7,329)	(5,413)	(90,813)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	605,082	124,694	(43,038)	191,752	7,296	194,085
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,438,272	408,305	4,303,399	583,680	581,062	2,321,701
Cost of investments sold	2,554,056	308,998	2,390,343	600,622	516,711	1,344,708
Realized gains (losses) on fund shares	884,216	99,307	1,913,056	(16,942)	64,351	976,993
Realized gain distributions	989,652	193,413	2,929,260	—	660,680	1,707,661
Net realized gains (losses)	1,873,868	292,720	4,842,316	(16,942)	725,031	2,684,654
Change in unrealized gains (losses)	4,791,318	1,081,383	9,753,263	363,484	1,802,128	4,165,310
Net realized and change in unrealized gains (losses) on investments	6,665,186	1,374,103	14,595,579	346,542	2,527,159	6,849,964
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$7,270,268	$1,498,797	$14,552,541	$538,294	$2,534,455	$7,044,049

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid	Mid Cap Value	Overseas	Overseas
	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares	Service Shares
ASSETS
Investments, at fair value	$1,241,461	$1,222,093	$704,970	$4,777,178	$1,130,848	$5,235,306
Total assets	$1,241,461	$1,222,093	$704,970	$4,777,178	$1,130,848	$5,235,306
NET ASSETS
Accumulation units	$1,241,461	$1,222,093	$704,970	$4,777,178	$1,130,848	$5,235,306
Total net assets	$1,241,461	$1,222,093	$704,970	$4,777,178	$1,130,848	$5,235,306
FUND SHARE INFORMATION
Number of shares	22,462	82,130	42,138	296,351	33,970	164,116
Cost of investments	$784,209	$749,224	$686,078	$4,607,010	$1,095,446	$5,927,290
ACCUMULATION UNIT VALUE
Lowest	$35.69	$48.62	$24.07	$36.64	$9.92	$8.99
Highest	$35.69	$48.62	$24.07	$36.64	$9.92	$9.70

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid	Mid Cap Value	Overseas	Overseas
	Portfolio	Technology Portfolio	Cap Value Portfolio	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Institutional Shares	Service Shares	Institutional Shares	Service Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$9,868	$—	$7,517	$45,970	$19,421	$88,499
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	(2,696)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	9,868	—	7,517	45,970	19,421	85,803
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	74,985	235,297	40,027	251,798	130,818	546,732
Cost of investments sold	45,623	149,025	41,549	255,512	153,152	724,541
Realized gains (losses) on fund shares	29,362	86,272	(1,522)	(3,714)	(22,334)	(177,809)
Realized gain distributions	69,773	83,950	48,374	348,343	—	—
Net realized gains (losses)	99,135	170,222	46,852	344,629	(22,334)	(177,809)
Change in unrealized gains (losses)	173,901	243,986	105,725	734,690	246,858	1,223,890
Net realized and change in unrealized gains (losses) on investments	273,036	414,208	152,577	1,079,319	224,524	1,046,081
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$282,904	$414,208	$160,094	$1,125,289	$243,945	$1,131,884

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Janus Henderson	Lazard Retirement	Legg Mason	Legg Mason Western
	Research	Emerging	ClearBridge Variable	Assets Variable	MFS® High	MFS® Investors
	Portfolio	Markets	Large Cap Value	Global High Yield	Yield Portfolio	Trust
	Institutional Shares	Equity Portfolio	Portfolio Class I	Bond Portfolio Class I	Initial Class	Series Initial Class
ASSETS
Investments, at fair value	$37,832,103	$1,385,982	$4,388,186	$2,526,633	$1,299,389	$5,692,896
Total assets	$37,832,103	$1,385,982	$4,388,186	$2,526,633	$1,299,389	$5,692,896
NET ASSETS
Accumulation units	$37,832,103	$1,385,982	$4,388,186	$2,526,633	$1,299,389	$5,692,896
Total net assets	$37,832,103	$1,385,982	$4,388,186	$2,526,633	$1,299,389	$5,692,896
FUND SHARE INFORMATION
Number of shares	$927,485	$62,999	$206,406	$350,921	$227,166	$171,112
Cost of investments	$25,365,219	$1,253,518	$3,939,586	$2,681,193	$1,351,668	$3,852,600
ACCUMULATION UNIT VALUE
Lowest	$41.52	$61.68	$30.43	$25.78	$13.84	$38.97
Highest	$74.55	$61.68	$33.95	$25.78	$13.84	$38.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Janus Henderson	Lazard Retirement	Legg Mason	Legg Mason Western
	Research	Emerging	ClearBridge Variable	Assets Variable	MFS® High	MFS® Investors
	Portfolio	Markets	Large Cap Value	Global High Yield	Yield Portfolio	Trust
	Institutional Shares	Equity Portfolio	Portfolio Class I	Bond Portfolio Class I	Initial Class	Series Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$159,465	$11,879	$71,838	$129,382	$69,107	$36,357
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(113,380)	—	(3,318)	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	46,085	11,879	68,520	129,382	69,107	36,357
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,508,582	171,467	435,201	132,951	80,791	435,339
Cost of investments sold	1,757,681	169,208	401,537	142,872	86,230	303,264
Realized gains (losses) on fund shares	750,901	2,259	33,664	(9,921)	(5,439)	132,075
Realized gain distributions	3,598,523	—	261,227	—	—	309,096
Net realized gains (losses)	4,349,424	2,259	294,891	(9,921)	(5,439)	441,171
Change in unrealized gains (losses)	5,783,471	204,430	607,223	195,031	99,599	947,606
Net realized and change in unrealized gains (losses) on investments	10,132,895	206,689	902,114	185,110	94,160	1,388,777
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$10,178,980	$218,568	$970,634	$314,492	$163,267	$1,425,134

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	MFS® Mass
	Investors Growth	MFS® New	MFS® Total			MFS® VIT
	Stock Portfolio	Discovery	Return	MFS® Utilities	MFS® Value	Growth Series
	Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Initial Class
ASSETS
Investments, at fair value	$1,448,464	$12,333,109	$12,501,203	$3,065,160	$2,376,485	$10,738,016
Total assets	$1,448,464	$12,333,109	$12,501,203	$3,065,160	$2,376,485	$10,738,016
NET ASSETS
Accumulation units	$1,448,464	$12,333,109	$12,501,203	$3,065,160	$2,376,485	$10,738,016
Total net assets	$1,448,464	$12,333,109	$12,501,203	$3,065,160	$2,376,485	$10,738,016
FUND SHARE INFORMATION
Number of shares	$64,148	$608,141	$502,056	$87,128	$113,436	$180,775
Cost of investments	$1,146,374	$10,050,602	$10,413,500	$2,442,102	$1,884,879	$6,180,068
ACCUMULATION UNIT VALUE
Lowest	$18.95	$79.85	$38.56	$76.72	$39.34	$55.23
Highest	$18.95	$79.85	$38.56	$76.72	$39.34	$55.23

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	MFS® Mass
	Investors Growth	MFS® New	MFS® Total			MFS® VIT
	Stock Portfolio	Discovery	Return	MFS® Utilities	MFS® Value	Growth Series
	Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Series Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$7,573	$—	$282,243	$116,853	$46,861	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	7,573	—	282,243	116,853	46,861	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	75,881	1,498,934	875,346	325,586	187,515	2,178,656
Cost of investments sold	64,567	1,140,090	760,059	268,335	157,133	1,178,524
Realized gains (losses) on fund shares	11,314	358,844	115,287	57,251	30,382	1,000,132
Realized gain distributions	101,166	2,045,040	321,257	8,581	98,627	870,439
Net realized gains (losses)	112,480	2,403,884	436,544	65,832	129,009	1,870,571
Change in unrealized gains (losses)	297,462	1,439,378	1,472,518	461,802	383,039	1,338,727
Net realized and change in unrealized gains (losses) on investments	409,942	3,843,262	1,909,062	527,634	512,048	3,209,298
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$417,515	$3,843,262	$2,191,305	$644,487	$558,909	$3,209,298

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	MFS® VIT		Morgan Stanley	Morgan Stanley	Morgan Stanley	Morningstar
	New Discovery	MFS® VIT	VIF Emerging	VIF	VIF U.S.	Aggressive Growth
	Series	Research Series	Markets Equity	Growth	Real Estate	ETF Asset Allocation
	Service Class	Initial Class	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$906,483	$4,823,970	$501,300	$4,705,791	$6,587,817	$9,855,045
Total assets	$906,483	$4,823,970	$501,300	$4,705,791	$6,587,817	$9,855,045
NET ASSETS
Accumulation units	$906,483	$4,823,970	$501,300	$4,705,791	$6,587,817	$9,855,045
Total net assets	$906,483	$4,823,970	$501,300	$4,705,791	$6,587,817	$9,855,045
FUND SHARE INFORMATION
Number of shares	$50,304	$163,580	$31,351	$131,447	$300,402	$797,979
Cost of investments	$846,360	$3,711,957	$448,476	$3,561,101	$5,145,468	$9,075,973
ACCUMULATION UNIT VALUE
Lowest	$40.51	$43.01	$10.98	$41.79	$53.32	$18.97
Highest	$40.51	$43.01	$10.98	$64.76	$53.32	$29.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	MFS® VIT		Morgan Stanley	Morgan Stanley	Morgan Stanley	Morningstar
	New Discovery	MFS® VIT	VIF Emerging	VIF	VIF U.S.	Aggressive Growth
	Series	Research Series	Markets Equity	Growth	Real Estate	ETF Asset Allocation
	Service Class	Initial Class	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$34,442	$4,702	$—	$120,044	$166,224
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(5,883)	—	—	(8,697)	—	(788)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(5,883)	34,442	4,702	(8,697)	120,044	165,436
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	85,402	234,584	91,354	539,861	431,320	1,065,676
Cost of investments sold	79,024	181,883	84,303	422,201	333,880	992,839
Realized gains (losses) on fund shares	6,378	52,701	7,051	117,660	97,440	72,837
Realized gain distributions	167,384	449,409	30,294	242,512	238,615	327,868
Net realized gains (losses)	173,762	502,110	37,345	360,172	336,055	400,705
Change in unrealized gains (losses)	102,850	675,258	41,028	821,135	615,453	1,256,874
Net realized and change in unrealized gains (losses) on investments	276,612	1,177,368	78,373	1,181,307	951,508	1,657,579
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$270,729	$1,211,810	$83,075	$1,172,610	$1,071,552	$1,823,015

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	Morningstar	Morningstar	Morningstar	Morningstar Income	PIMCO VIT	PIMCO VIT Real
	Balanced	Conservative ETF	Growth ETF	and Growth ETF	Int. Bond	Return
	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	U.S. Dollar-Hedged	Portfolio
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Admin. Shares	Admin. Shares
ASSETS
Investments, at fair value	$11,589,500	$1,313,207	$19,211,753	$2,655,591	$3,129,046	$3,676,531
Total assets	$11,589,500	$1,313,207	$19,211,753	$2,655,591	$3,129,046	$3,676,531
NET ASSETS
Accumulation units	$11,589,500	$1,313,207	$19,211,753	$2,655,591	$3,129,046	$3,676,531
Total net assets	$11,589,500	$1,313,207	$19,211,753	$2,655,591	$3,129,046	$3,676,531
FUND SHARE INFORMATION
Number of shares	$1,103,762	$117,460	$1,727,676	$268,242	$276,417	$290,865
Cost of investments	$11,644,120	$1,298,608	$18,323,818	$2,751,128	$2,929,075	$3,729,871
ACCUMULATION UNIT VALUE
Lowest	$17.67	$14.83	$18.63	$16.22	$21.98	$18.77
Highest	$23.30	$16.04	$27.11	$19.30	$24.87	$18.77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	Morningstar	Morningstar	Morningstar	Morningstar Income	PIMCO VIT	PIMCO VIT Real
	Balanced	Conservative ETF	Growth ETF	and Growth ETF	Int. Bond	Return
	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	U.S. Dollar-Hedged	Portfolio
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Admin. Shares	Admin. Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$257,609	$29,022	$365,357	$62,941	$55,392	$59,351
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(4,312)	(219)	(1,574)	(435)	(3,723)	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	253,297	28,803	363,783	62,506	51,669	59,351
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	2,089,895	186,216	1,662,402	243,231	414,406	151,924
Cost of investments sold	2,124,112	187,810	1,579,398	253,066	389,626	159,125
Realized gains (losses) on fund shares	(34,217)	(1,594)	83,004	(9,835)	24,780	(7,201)
Realized gain distributions	225,848	10,090	818,185	61,922	21,361	—
Net realized gains (losses)	191,631	8,496	901,189	52,087	46,141	(7,201)
Change in unrealized gains (losses)	1,296,662	79,721	1,962,757	194,840	109,191	233,099
Net realized and change in unrealized gains (losses) on investments	1,488,293	88,217	2,863,946	246,927	155,332	225,898
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,741,590	$117,020	$3,227,729	$309,433	$207,001	$285,249

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

	PIMCO VIT		Putnam	Putnam
	Total Return	Putnam	VT International	VT International	T. Rowe Price	T. Rowe Price
	Portfolio	VT High Yield	Value Fund	Value Fund	Blue Chip Growth	Equity Income
	Admin. Shares	Fund Class IA	Class IA	Class IB	Portfolio I	Portfolio I
ASSETS
Investments, at fair value	$13,977,999	$1,110,040	$725,099	$2,325,715	$6,438,445	$28,136,990
Total assets	$13,977,999	$1,110,040	$725,099	$2,325,715	$6,438,445	$28,136,990
NET ASSETS
Accumulation units	$13,977,999	$1,110,040	$725,099	$2,325,715	$6,438,445	$28,136,990
Total net assets	$13,977,999	$1,110,040	$725,099	$2,325,715	$6,438,445	$28,136,990
FUND SHARE INFORMATION
Number of shares	$1,268,421	$173,715	$69,454	$225,360	$165,173	$1,037,117
Cost of investments	$13,772,414	$1,135,533	$734,072	$2,426,230	$2,562,394	$24,711,773
ACCUMULATION UNIT VALUE
Lowest	$20.99	$35.02	$30.41	$19.61	$50.73	$45.42
Highest	$23.76	$35.02	$30.41	$22.20	$50.73	$45.42

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

	PIMCO VIT		Putnam	Putnam
	Total Return	Putnam	VT International	VT International	T. Rowe Price	T. Rowe Price
	Portfolio	VT High Yield	Value Fund	Value Fund	Blue Chip Growth	Equity Income
	Admin. Shares	Fund Class IA	Class IA	Class IB	Portfolio I	Portfolio I
NET INVESTMENT INCOME (LOSS)
Dividends	$414,543	$65,220	$23,721	$61,222	$—	$615,573
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	(13,565)	—	—	(3,461)	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	400,978	65,220	23,721	57,761	—	615,573
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,110,736	74,991	226,910	582,313	483,662	3,136,089
Cost of investments sold	1,111,037	79,748	250,354	659,776	182,714	2,756,305
Realized gains (losses) on fund shares	(301)	(4,757)	(23,444)	(77,463)	300,948	379,784
Realized gain distributions	—	—	45,053	128,339	161,376	1,660,598
Net realized gains (losses)	(301)	(4,757)	21,609	50,876	462,324	2,040,382
Change in unrealized gains (losses)	684,647	84,086	94,953	304,511	1,056,948	3,489,347
Net realized and change in unrealized gains (losses) on investments	684,346	79,329	116,562	355,387	1,519,272	5,529,729
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,085,324	$144,549	$140,283	$413,148	$1,519,272	$6,145,302

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

				VanEck VIP	VanEck VIP	Wells Fargo
	T. Rowe Price	T. Rowe Price	T. Rowe Price	Emerging	Global	VT Advantage
	International	Mid-Cap	New America	Markets	Hard Assets	Discovery
	Stock I	Growth I	Growth I	Fund Initial Class	Fund Initial Class	Fund
ASSETS
Investments, at fair value	$4,233,636	$13,513,799	$3,679,204	$5,122,500	$3,034,290	$7,005,953
Total assets	$4,233,636	$13,513,799	$3,679,204	$5,122,500	$3,034,290	$7,005,953
NET ASSETS
Accumulation units	$4,233,636	$13,513,799	$3,679,204	$5,122,500	$3,034,290	$7,005,953
Total net assets	$4,233,636	$13,513,799	$3,679,204	$5,122,500	$3,034,290	$7,005,953
FUND SHARE INFORMATION
Number of shares	$271,039	$467,929	$113,978	$338,342	$159,364	$213,271
Cost of investments	$3,935,971	$11,344,213	$2,780,143	$4,325,661	$4,056,480	$5,134,206
ACCUMULATION UNIT VALUE
Lowest	$25.81	$100.22	$51.89	$42.95	$22.15	$51.91
Highest	$25.81	$100.22	$51.89	$42.95	$22.15	$51.91

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

				VanEck VIP	VanEck VIP	Wells Fargo
	T. Rowe Price	T. Rowe Price	T. Rowe Price	Emerging	Global	VT Advantage
	International	Mid-Cap	New America	Markets	Hard Assets	Discovery
	Stock I	Growth I	Growth I	Fund Initial Class	Fund Initial Class	Fund
NET INVESTMENT INCOME (LOSS)
Dividends	$94,502	$17,446	$13,806	$21,944	$—	$—
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—	—	—	—	—	—
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	94,502	17,446	13,806	21,944	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,035,689	958,371	222,497	511,616	114,987	710,597
Cost of investments sold	983,595	807,085	175,748	481,238	169,052	527,235
Realized gains (losses) on fund shares	52,094	151,286	46,749	30,378	(54,065)	183,362
Realized gain distributions	168,570	946,469	235,767	108,773	—	717,516
Net realized gains (losses)	220,664	1,097,755	282,516	139,151	(54,065)	900,878
Change in unrealized gains (losses)	648,544	2,216,074	666,207	1,096,160	361,168	1,208,027
Net realized and change in unrealized gains (losses) on investments	869,208	3,313,829	948,723	1,235,311	307,103	2,108,905
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$963,710	$3,331,275	$962,529	$1,257,255	$307,103	$2,108,905

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2019

Wells Fargo
VT Advantage
Opportunity
FundSM
ASSETS
Investments, at fair value	$8,549,983
Total assets	$8,549,983
NET ASSETS
Accumulation units	$8,549,983
Total net assets	$8,549,983
FUND SHARE INFORMATION
Number of shares	$320,464
Cost of investments	$7,141,400
ACCUMULATION UNIT VALUE
Lowest	$36.77
Highest	$36.77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

Wells Fargo
VT Advantage
Opportunity
FundSM
NET INVESTMENT INCOME (LOSS)
Dividends	$22,062
Charges from Lincoln Benefit Life Company:
Mortality and expense risk	—
Policy Administration	—
Net investment income (loss)	22,062
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	518,161
Cost of investments sold	443,275
Realized gains (losses) on fund shares	74,886
Realized gain distributions	879,060
Net realized gains (losses)	953,946
Change in unrealized gains (losses)	1,105,847
Net realized and change in unrealized gains (losses) on investments	2,059,793
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,081,855

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A	Class A	Class A
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,443	$2,697	$2,083
Net realized gains (losses)	89,272	15,947	(2,252)
Change in unrealized gains (losses)	36,997	93,310	36,930
Increase (decrease) in net assets from operations	133,712	111,954	36,761
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	112,716	85,123	44,658
Benefit payments	(142,320)	—	—
Payments on termination	(98,497)	(21,187)	(30,573)
Loans	(13,610)	(1,499)	(4,278)
Policy maintenance charge	(58,842)	(41,671)	(23,664)
Transfers among the sub-accounts and with the Fixed Account - net	5,589	1,304	(5,524)
Increase (decrease) in net assets from policy transactions	(194,964)	22,070	(19,381)
INCREASE (DECREASE) IN NET ASSETS	(61,252)	134,024	17,380
NET ASSETS AT BEGINNING OF PERIOD	702,541	393,916	220,511
NET ASSETS AT END OF PERIOD	$641,289	$527,940	$237,891
Accumulation Units outstanding at beginning of period	33,994	42,692	30,854
Units issued	2,992	4,624	4,000
Units redeemed	(11,945)	(2,448)	(6,438)
Accumulation Units outstanding at end of period	25,041	44,868	28,416

	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A	Class A	Class I-2
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$4,084	$6,950
Net realized gains (losses)	140,998	70,747	13,855
Change in unrealized gains (losses)	157,904	45,532	55,202
Increase (decrease) in net assets from operations	298,902	120,363	76,007
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	179,228	117,998	133,771
Benefit payments	—	—	—
Payments on termination	(98,131)	(43,011)	(14,588)
Loans	(7,426)	(3,538)	(1,659)
Policy maintenance charge	(106,749)	(62,209)	(74,484)
Transfers among the sub-accounts and with the Fixed Account - net	(3,486)	(998)	1,331
Increase (decrease) in net assets from policy transactions	(36,564)	8,242	44,371
INCREASE (DECREASE) IN NET ASSETS	262,338	128,605	120,378
NET ASSETS AT BEGINNING OF PERIOD	829,214	594,375	370,130
NET ASSETS AT END OF PERIOD	$1,091,552	$722,980	$490,508
Accumulation Units outstanding at beginning of period	29,209	28,082	22,157
Units issued	2,129	3,323	3,505
Units redeemed	(3,149)	(2,962)	(1,090)
Accumulation Units outstanding at end of period	28,189	28,443	24,572

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alger		Alger
	Capital	Alger	Large Cap
	Appreciation	Income & Growth	Growth
	Class I-2	Class I-2	Class I-2
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$100,109	$—
Net realized gains (losses)	4,305,837	750,421	475,385
Change in unrealized gains (losses)	4,061,284	745,958	2,908,424
Increase (decrease) in net assets from operations	8,367,121	1,596,488	3,383,809
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,153,967	273,564	887,492
Benefit payments	(56,719)	(17,381)	(30,707)
Payments on termination	(1,813,860)	(243,907)	(778,291)
Loans	(277,901)	(23,783)	(46,278)
Policy maintenance charge	(1,593,254)	(308,550)	(760,446)
Transfers among the sub-accounts and with the Fixed Account - net	(699,976)	(20,609)	(47,328)
Increase (decrease) in net assets from policy transactions	(2,287,743)	(340,666)	(775,558)
INCREASE (DECREASE) IN NET ASSETS	6,079,378	1,255,822	2,608,251
NET ASSETS AT BEGINNING OF PERIOD	25,651,642	5,579,461	12,679,229
NET ASSETS AT END OF PERIOD	$31,731,020	$6,835,283	$15,287,480
Accumulation Units outstanding at beginning of period	503,663	164,761	410,096
Units issued	17,769	1,334	7,567
Units redeemed	(50,519)	(10,198)	(30,056)
Accumulation Units outstanding at end of period	470,913	155,897	387,607

	Alger	Alger
	MidCap	SmallCap
	Growth	Growth	DWS Bond
	Class I-2	Class I-2	VIP Class A
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$—	$159,296
Net realized gains (losses)	3,853,262	530,094	(20,298)
Change in unrealized gains (losses)	3,374,165	1,343,982	392,654
Increase (decrease) in net assets from operations	7,227,427	1,874,076	531,652
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,840,791	297,896	434,232
Benefit payments	(74,059)	(36,696)	(20,127)
Payments on termination	(1,509,234)	(297,785)	(262,950)
Loans	20,730	(18,226)	(15,638)
Policy maintenance charge	(1,419,668)	(343,731)	(353,187)
Transfers among the sub-accounts and with the Fixed Account - net	(404,926)	(143,579)	74,221
Increase (decrease) in net assets from policy transactions	(1,546,366)	(542,121)	(143,449)
INCREASE (DECREASE) IN NET ASSETS	5,681,061	1,331,955	388,203
NET ASSETS AT BEGINNING OF PERIOD	24,131,930	6,485,150	5,097,155
NET ASSETS AT END OF PERIOD	$29,812,991	$7,817,105	$5,485,358
Accumulation Units outstanding at beginning of period	631,660	200,828	253,383
Units issued	12,404	5,348	11,404
Units redeemed	(41,893)	(19,009)	(18,046)
Accumulation Units outstanding at end of period	602,171	187,167	246,741

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			DWS
		DWS CROCI®	Equity 500
	DWS Core Equity	International	Index VIP
	VIP Class A	VIP Class A	Class A
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$24,900	$41,485	$76,757
Net realized gains (losses)	260,171	(11,878)	272,309
Change in unrealized gains (losses)	305,534	253,331	697,966
Increase (decrease) in net assets from operations	590,605	282,938	1,047,032
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	91,789	91,384	215,271
Benefit payments	(849)	(413)	(11,033)
Payments on termination	(66,560)	(19,930)	(236,920)
Loans	(2,807)	22,031	(5,193)
Policy maintenance charge	(112,804)	(69,380)	(158,308)
Transfers among the sub-accounts and with the Fixed Account - net	(109,337)	50,641	(13,648)
Increase (decrease) in net assets from policy transactions	(200,568)	74,333	(209,831)
INCREASE (DECREASE) IN NET ASSETS	390,037	357,271	837,201
NET ASSETS AT BEGINNING OF PERIOD	2,022,454	1,258,973	3,408,307
NET ASSETS AT END OF PERIOD	$2,412,491	$1,616,244	$4,245,508
Accumulation Units outstanding at beginning of period	71,000	95,105	84,877
Units issued	842	7,883	1,802
Units redeemed	(6,843)	(2,724)	(6,087)
Accumulation Units outstanding at end of period	64,999	100,264	80,592

	DWS		DWS
	Global Income	DWS Global	Small Cap
	Builder VIP	Small Cap	Index VIP
	Class A II	VIP Class A	Class A
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$139,274	$—	$12,474
Net realized gains (losses)	9,364	97,786	124,475
Change in unrealized gains (losses)	519,635	614,334	127,130
Increase (decrease) in net assets from operations	668,273	712,120	264,079
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	202,650	212,687	87,035
Benefit payments	(3,795)	(7,072)	(2,049)
Payments on termination	(105,401)	(166,325)	(76,147)
Loans	(6,418)	(17,720)	(5,769)
Policy maintenance charge	(196,610)	(159,805)	(42,806)
Transfers among the sub-accounts and with the Fixed Account - net	9,182	54,368	12,221
Increase (decrease) in net assets from policy transactions	(100,392)	(83,867)	(27,515)
INCREASE (DECREASE) IN NET ASSETS	567,881	628,253	236,564
NET ASSETS AT BEGINNING OF PERIOD	3,366,003	3,389,090	1,058,111
NET ASSETS AT END OF PERIOD	$3,933,884	$4,017,343	$1,294,675
Accumulation Units outstanding at beginning of period	180,115	91,210	23,957
Units issued	2,645	5,460	3,198
Units redeemed	(7,467)	(7,529)	(3,746)
Accumulation Units outstanding at end of period	175,293	89,141	23,409

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated	Federated	Federated
	Fund for	High	Managed
	U.S. Government	Income Bond	Volatility
	Securities II	Fund II	Fund II
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$117,533	$397,550	$49,545
Net realized gains (losses)	(20,458)	(30,770)	15,346
Change in unrealized gains (losses)	191,495	524,475	445,081
Increase (decrease) in net assets from operations	288,570	891,255	509,972
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	462,778	335,639	142,905
Benefit payments	(65,037)	(60,040)	(24,745)
Payments on termination	(276,757)	(265,401)	(55,280)
Loans	(5,928)	7,114	9,372
Policy maintenance charge	(408,976)	(367,494)	(155,076)
Transfers among the sub-accounts and with the Fixed Account - net	16,168	17,715	26,686
Increase (decrease) in net assets from policy transactions	(277,752)	(332,467)	(56,138)
INCREASE (DECREASE) IN NET ASSETS	10,818	558,788	453,834
NET ASSETS AT BEGINNING OF PERIOD	5,100,744	6,361,162	2,598,508
NET ASSETS AT END OF PERIOD	$5,111,562	$6,919,950	$3,052,342
Accumulation Units outstanding at beginning of period	234,173	198,222	104,586
Units issued	11,000	6,391	4,328
Units redeemed	(23,086)	(15,704)	(5,917)
Accumulation Units outstanding at end of period	222,087	188,909	102,997

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Asset	ContrafundSM	Emerging
	Manager Portfolio	Portfolio	Markets Portfolio
	Initial Class	Initial Class*	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$134,810	$241,578	$13,993
Net realized gains (losses)	372,835	10,053,454	25,172
Change in unrealized gains (losses)	980,573	11,692,639	185,080
Increase (decrease) in net assets from operations	1,488,218	21,987,671	224,245
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	535,027	4,975,221	185,808
Benefit payments	(9,001)	(581,031)	—
Payments on termination	(460,898)	(3,877,675)	(115,931)
Loans	(6,513)	(142,739)	(16,568)
Policy maintenance charge	(486,051)	(4,279,447)	(99,576)
Transfers among the sub-accounts and with the Fixed Account - net	151,953	(877,156)	(3,695)
Increase (decrease) in net assets from policy transactions	(275,483)	(4,782,827)	(49,962)
INCREASE (DECREASE) IN NET ASSETS	1,212,735	17,204,844	174,283
NET ASSETS AT BEGINNING OF PERIOD	8,407,874	71,726,955	785,334
NET ASSETS AT END OF PERIOD	$9,620,609	$88,931,799	$959,617
Accumulation Units outstanding at beginning of period	290,843	1,613,781	64,277
Units issued	14,240	23,088	5,543
Units redeemed	(22,242)	(102,900)	(9,151)
Accumulation Units outstanding at end of period	282,841	1,533,969	60,669

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Equity-Income	Government Money	Growth
	PortfolioSM	Market Portfolio	& Income Portfolio
	Initial Class*	Initial Class	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$675,691	$463,907	$38,470
Net realized gains (losses)	2,471,765	—	99,784
Change in unrealized gains (losses)	5,948,926	—	142,817
Increase (decrease) in net assets from operations	9,096,382	463,907	281,071
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,330,356	2,746,023	238,666
Benefit payments	(377,973)	(45,551)	—
Payments on termination	(1,786,170)	(2,015,546)	(65,798)
Loans	31,302	(30,037)	(24,496)
Policy maintenance charge	(2,089,092)	(2,118,040)	(134,034)
Transfers among the sub-accounts and with the Fixed Account - net	(29,662)	(920,560)	(3,565)
Increase (decrease) in net assets from policy transactions	(1,921,239)	(2,383,711)	10,773
INCREASE (DECREASE) IN NET ASSETS	7,175,143	(1,919,804)	291,844
NET ASSETS AT BEGINNING OF PERIOD	34,275,736	26,005,339	927,393
NET ASSETS AT END OF PERIOD	$41,450,879	$24,085,535	$1,219,237
Accumulation Units outstanding at beginning of period	954,975	1,765,649	48,571
Units issued	24,772	229,843	4,352
Units redeemed	(64,920)	(386,441)	(3,822)
Accumulation Units outstanding at end of period	914,827	1,609,051	49,101

		Fidelity® VIP
	Fidelity® VIP	High	Fidelity® VIP
	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,904	$35,860	$1,301,494
Net realized gains (losses)	5,235,492	(3,471)	4,262,115
Change in unrealized gains (losses)	11,443,789	61,683	12,704,497
Increase (decrease) in net assets from operations	16,683,185	94,072	18,268,106
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,080,226	140,746	3,355,002
Benefit payments	(307,037)	—	(136,085)
Payments on termination	(2,685,440)	(74,553)	(3,467,532)
Loans	(187,845)	(759)	(510,575)
Policy maintenance charge	(3,074,551)	(74,375)	(3,119,614)
Transfers among the sub-accounts and with the Fixed Account - net	(724,391)	10,910	(611,671)
Increase (decrease) in net assets from policy transactions	(3,899,038)	1,969	(4,490,475)
INCREASE (DECREASE) IN NET ASSETS	12,784,147	96,041	13,777,631
NET ASSETS AT BEGINNING OF PERIOD	50,566,982	633,512	60,200,404
NET ASSETS AT END OF PERIOD	$63,351,129	$729,553	$73,978,035
Accumulation Units outstanding at beginning of period	1,228,169	35,903	1,834,052
Units issued	15,924	4,626	52,480
Units redeemed	(93,978)	(4,610)	(169,115)
Accumulation Units outstanding at end of period	1,150,115	35,919	1,717,417

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio
	Service Class	Initial Class	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$156,014	$196,593	$28,297
Net realized gains (losses)	388,693	108	326,923
Change in unrealized gains (losses)	1,617,742	453,496	305,385
Increase (decrease) in net assets from operations	2,162,449	650,197	660,605
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,034,331	755,524	662,538
Benefit payments	(4,000)	(146,410)	(1,382)
Payments on termination	(513,330)	(340,963)	(346,821)
Loans	(171,648)	(35,427)	(14,126)
Policy maintenance charge	(1,074,058)	(421,642)	(337,460)
Transfers among the sub-accounts and with the Fixed Account - net	(43,727)	91,625	44,015
Increase (decrease) in net assets from policy transactions	227,568	(97,293)	6,764
INCREASE (DECREASE) IN NET ASSETS	2,390,017	552,904	667,369
NET ASSETS AT BEGINNING OF PERIOD	6,798,457	6,894,159	2,799,252
NET ASSETS AT END OF PERIOD	$9,188,474	$7,447,063	$3,466,621
Accumulation Units outstanding at beginning of period	309,001	384,378	144,005
Units issued	36,996	21,436	14,171
Units redeemed	(27,718)	(29,292)	(13,712)
Accumulation Units outstanding at end of period	318,279	376,522	144,464

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Real	Value
	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Initial Class	Initial Class	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$237,886	$37,480	$4,951
Net realized gains (losses)	875,579	49,319	24,905
Change in unrealized gains (losses)	2,544,767	329,045	53,645
Increase (decrease) in net assets from operations	3,658,232	415,844	83,501
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,088,153	446,793	65,524
Benefit payments	(74,670)	(55,838)	—
Payments on termination	(783,501)	(164,226)	(14,739)
Loans	(5,938)	(18,830)	(6,013)
Policy maintenance charge	(739,618)	(226,314)	(34,908)
Transfers among the sub-accounts and with the Fixed Account - net	(764,501)	(4,834)	(936)
Increase (decrease) in net assets from policy transactions	(1,280,075)	(23,249)	8,928
INCREASE (DECREASE) IN NET ASSETS	2,378,157	392,595	92,429
NET ASSETS AT BEGINNING OF PERIOD	13,701,410	1,844,243	238,123
NET ASSETS AT END OF PERIOD	$16,079,567	$2,236,838	$330,552
Accumulation Units outstanding at beginning of period	614,206	105,589	13,610
Units issued	28,457	10,413	1,484
Units redeemed	(78,541)	(12,069)	(1,050)
Accumulation Units outstanding at end of period	564,122	103,933	14,044

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$87,251	$47,509	$20,699
Net realized gains (losses)	(30,558)	16,087	98,546
Change in unrealized gains (losses)	(31,308)	66,046	131,151
Increase (decrease) in net assets from operations	25,385	129,642	250,396
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	196,739	190,924	219,277
Benefit payments	—	(1,074)	(9,188)
Payments on termination	(426,990)	(50,423)	(206,847)
Loans	(12,578)	(17,105)	(16,560)
Policy maintenance charge	(93,318)	(106,062)	(118,261)
Transfers among the sub-accounts and with the Fixed Account - net	48,689	7,093	20,541
Increase (decrease) in net assets from policy transactions	(287,458)	23,353	(111,038)
INCREASE (DECREASE) IN NET ASSETS	(262,073)	152,995	139,358
NET ASSETS AT BEGINNING OF PERIOD	1,200,254	778,994	1,047,971
NET ASSETS AT END OF PERIOD	$938,181	$931,989	$1,187,329
Accumulation Units outstanding at beginning of period	70,535	46,581	63,987
Units issued	8,015	4,934	6,355
Units redeemed	(24,634)	(3,646)	(12,209)
Accumulation Units outstanding at end of period	53,916	47,869	58,133

	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,753	$17,820	$—
Net realized gains (losses)	49,297	213,425	120,035
Change in unrealized gains (losses)	42,324	94,872	144,417
Increase (decrease) in net assets from operations	101,374	326,117	264,452
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	71,113	244,344	187,475
Benefit payments	(8,667)	(2,129)	(3,553)
Payments on termination	(82,501)	(60,492)	(87,940)
Loans	(2,613)	(14,430)	(13,479)
Policy maintenance charge	(41,948)	(139,617)	(98,179)
Transfers among the sub-accounts and with the Fixed Account - net	11,080	9,954	(12,090)
Increase (decrease) in net assets from policy transactions	(53,536)	37,630	(27,766)
INCREASE (DECREASE) IN NET ASSETS	47,838	363,747	236,686
NET ASSETS AT BEGINNING OF PERIOD	460,111	1,190,051	837,309
NET ASSETS AT END OF PERIOD	$507,949	$1,553,798	$1,073,995
Accumulation Units outstanding at beginning of period	28,577	58,758	40,086
Units issued	2,304	5,093	3,624
Units redeemed	(5,215)	(3,312)	(4,698)
Accumulation Units outstanding at end of period	25,666	60,539	39,012

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$27,588	$12,995	$4,723
Net realized gains (losses)	(7,239)	(4,633)	1,091
Change in unrealized gains (losses)	19,547	13,877	40,538
Increase (decrease) in net assets from operations	39,896	22,239	46,352
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	107,456	66,944	90,346
Benefit payments	—	—	—
Payments on termination	(102,010)	(80,932)	(25,227)
Loans	(1,088)	129	(16,856)
Policy maintenance charge	(51,491)	(35,144)	(42,628)
Transfers among the sub-accounts and with the Fixed Account - net	5,703	(11,979)	7,368
Increase (decrease) in net assets from policy transactions	(41,430)	(60,982)	13,003
INCREASE (DECREASE) IN NET ASSETS	(1,534)	(38,743)	59,355
NET ASSETS AT BEGINNING OF PERIOD	471,335	405,600	820,879
NET ASSETS AT END OF PERIOD	$469,801	$366,857	$880,234
Accumulation Units outstanding at beginning of period	29,411	30,944	34,614
Units issued	3,662	3,420	3,344
Units redeemed	(6,030)	(7,828)	(2,788)
Accumulation Units outstanding at end of period	27,043	26,536	35,170

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Conservative Balance	Discovery Mid Cap	Global Fund
	Fund Series I*	Growth Fund*	Series I*
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$9,116	$—	$11,843
Net realized gains (losses)	12,472	396,466	227,414
Change in unrealized gains (losses)	43,476	416,628	125,930
Increase (decrease) in net assets from operations	65,064	813,094	365,187
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	99,324	156,631	179,752
Benefit payments	—	(1,849)	(154,487)
Payments on termination	(34,261)	(190,802)	(108,144)
Loans	(2,110)	1,198	(31,562)
Policy Maintenance Charge	(55,037)	(100,101)	(105,439)
Transfers among the sub-accounts and with the Fixed Account - net	(1,558)	(113,156)	(9,698)
Increase (decrease) in net assets from policy transactions	6,358	(248,079)	(229,578)
INCREASE (DECREASE) IN NET ASSETS	71,422	565,015	135,609
NET ASSETS AT BEGINNING OF PERIOD	371,959	2,151,124	1,298,270
NET ASSETS AT END OF PERIOD	$443,381	$2,716,139	$1,433,879
Accumulation Units outstanding at beginning of period	30,489	86,172	71,810
Units issued	3,195	1,418	4,324
Units redeemed	(2,757)	(9,516)	(15,953)
Accumulation Units outstanding at end of period	30,927	78,074	60,181

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Global Fund	Global Strategic	International Growth
	Series II*	Fund Series I*	Fund Series I*
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$69,324	$10,369	$18,740
Net realized gains (losses)	1,695,407	(10,106)	108,685
Change in unrealized gains (losses)	1,149,418	30,431	316,064
Increase (decrease) in net assets from operations	2,914,149	30,694	443,489
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	775,108	42,500	263,611
Benefit payments	(7,870)	(72,639)	(16,074)
Payments on termination	(573,945)	(11,459)	(176,662)
Loans	(25,619)	(5,437)	(8,633)
Policy maintenance charge	(480,987)	(26,784)	(130,165)
Transfers among the sub-accounts and with the Fixed Account - net	(177,551)	(22,097)	(3,041)
Increase (decrease) in net assets from policy transactions	(490,864)	(95,916)	(70,964)
INCREASE (DECREASE) IN NET ASSETS	2,423,285	(65,222)	372,525
NET ASSETS AT BEGINNING OF PERIOD	9,439,532	355,071	1,579,184
NET ASSETS AT END OF PERIOD	$11,862,817	$289,849	$1,951,709
Accumulation Units outstanding at beginning of period	335,955	25,126	73,214
Units issued	5,759	1,549	8,230
Units redeemed	(20,536)	(8,164)	(8,187)
Accumulation Units outstanding at end of period	321,178	18,511	73,257

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	International Growth	Main Street	Main Street Small
	Fund Series II*	Fund® Series I*	Cap Fund® Series I*
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$498	$6,314	$22,894
Net realized gains (losses)	96,757	94,242	1,125,562
Change in unrealized gains (losses)	314,550	62,400	1,512,664
Increase (decrease) in net assets from operations	411,805	162,956	2,661,120
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	76,056	108,445	956,089
Benefit payments	(16,561)	—	(33,231)
Payments on termination	(11,603)	(31,258)	(755,931)
Loans	6,570	(7,315)	(59,279)
Policy maintenance charge	(92,208)	(59,338)	(597,805)
Transfers among the sub-accounts and with the Fixed Account - net	81,152	(19,277)	110,381
Increase (decrease) in net assets from policy transactions	43,406	(8,743)	(379,776)
INCREASE (DECREASE) IN NET ASSETS	455,211	154,213	2,281,344
NET ASSETS AT BEGINNING OF PERIOD	1,488,177	509,823	10,177,829
NET ASSETS AT END OF PERIOD	$1,943,388	$664,036	$12,459,173
Accumulation Units outstanding at beginning of period	67,698	50,742	237,855
Units issued	5,283	3,731	9,410
Units redeemed	(3,403)	(4,436)	(15,557)
Accumulation Units outstanding at end of period	69,578	50,037	231,708

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Invesco V.I.
	Main Street Small	Total Return	American
	Cap Fund® Series II*	Bond Fund Series I*	Franchise
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(9,668)	$8,452	$—
Net realized gains (losses)	585,582	290	382,584
Change in unrealized gains (losses)	853,142	14,169	299,636
Increase (decrease) in net assets from operations	1,429,056	22,911	682,220
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	270,537	49,582	160,242
Benefit payments	(53,757)	—	(3,368)
Payments on termination	(265,761)	(9,347)	(149,735)
Loans	12,720	(2,186)	(10,984)
Policy maintenance charge	(308,405)	(26,167)	(100,665)
Transfers among the sub-accounts and with the Fixed Account - net	151,651	(187)	(34,673)
Increase (decrease) in net assets from policy transactions	(193,015)	11,695	(139,183)
INCREASE (DECREASE) IN NET ASSETS	1,236,041	34,606	543,037
NET ASSETS AT BEGINNING OF PERIOD	5,422,182	237,296	1,896,556
NET ASSETS AT END OF PERIOD	$6,658,223	$271,902	$2,439,593
Accumulation Units outstanding at beginning of period	155,872	23,100	97,125
Units issued	32,345	3,233	2,243
Units redeemed	(36,043)	(2,166)	(8,013)
Accumulation Units outstanding at end of period	152,174	24,167	91,355

	Invesco V.I.		Invesco V.I.
	American	Invesco V.I.	Government
	Value	Core Equity	Securities
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$51,970	$7,053	$31,763
Net realized gains (losses)	687,635	87,853	(2,349)
Change in unrealized gains (losses)	1,242,046	84,121	43,360
Increase (decrease) in net assets from operations	1,981,651	179,027	72,774
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	587,539	57,691	178,227
Benefit payments	(38,952)	—	(9,887)
Payments on termination	(470,279)	(11,151)	(96,019)
Loans	(21,897)	(216)	280
Policy maintenance charge	(510,669)	(37,664)	(69,720)
Transfers among the sub-accounts and with the Fixed Account - net	(2,418)	802	(32,938)
Increase (decrease) in net assets from policy transactions	(456,676)	9,462	(30,057)
INCREASE (DECREASE) IN NET ASSETS	1,524,975	188,489	42,717
NET ASSETS AT BEGINNING OF PERIOD	8,109,882	612,211	1,193,383
NET ASSETS AT END OF PERIOD	$9,634,857	$800,700	$1,236,100
Accumulation Units outstanding at beginning of period	292,968	31,169	103,208
Units issued	11,502	1,158	10,831
Units redeemed	(24,943)	(717)	(13,257)
Accumulation Units outstanding at end of period	279,527	31,610	100,782

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco V.I.	Invesco V.I.
	Growth and	Growth and
	Income Fund	Income Fund	Invesco V.I.
	Series I	Series II	High Yield
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$106,662	$63,474	$21,757
Net realized gains (losses)	625,474	531,614	467
Change in unrealized gains (losses)	520,394	445,580	25,397
Increase (decrease) in net assets from operations	1,252,530	1,040,668	47,621
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	450,664	180,990	30,013
Benefit payments	(13,367)	(29,342)	—
Payments on termination	(220,582)	(79,417)	(49,501)
Loans	(72,190)	11,033	3,520
Policy maintenance charge	(283,231)	(248,052)	(25,190)
Transfers among the sub-accounts and with the Fixed Account - net	19,685	(1,043)	5,375
Increase (decrease) in net assets from policy transactions	(119,021)	(165,831)	(35,783)
INCREASE (DECREASE) IN NET ASSETS	1,133,509	874,837	11,838
NET ASSETS AT BEGINNING OF PERIOD	5,001,609	4,274,676	365,802
NET ASSETS AT END OF PERIOD	$6,135,118	$5,149,513	$377,640
Accumulation Units outstanding at beginning of period	147,930	161,519	26,900
Units issued	5,708	4,561	1,367
Units redeemed	(9,584)	(9,653)	(3,802)
Accumulation Units outstanding at end of period	144,054	156,427	24,465

		Invesco V.I.
	Invesco V.I.	Mid Cap	Invesco V.I.
	Mid Cap	Growth	Value
	Core Equity	Fund Series II	Opportunity
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,682	$(5,898)	$9,945
Net realized gains (losses)	250,991	752,673	1,036,144
Change in unrealized gains (losses)	258,114	475,693	312,296
Increase (decrease) in net assets from operations	520,787	1,222,468	1,358,385
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	178,797	254,497	377,706
Benefit payments	(928)	(8,273)	(11,408)
Payments on termination	(181,209)	(231,284)	(227,224)
Loans	(1,500)	711	(23,770)
Policy maintenance charge	(111,324)	(211,718)	(283,712)
Transfers among the sub-accounts and with the Fixed Account - net	537	(186,160)	(148,162)
Increase (decrease) in net assets from policy transactions	(115,627)	(382,227)	(316,570)
INCREASE (DECREASE) IN NET ASSETS	405,160	840,241	1,041,815
NET ASSETS AT BEGINNING OF PERIOD	2,111,742	3,706,275	4,504,368
NET ASSETS AT END OF PERIOD	$2,516,902	$4,546,516	$5,546,183
Accumulation Units outstanding at beginning of period	89,437	133,058	272,431
Units issued	2,749	6,086	11,825
Units redeemed	(7,098)	(16,797)	(27,101)
Accumulation Units outstanding at end of period	85,088	122,347	257,155

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson		Janus Henderson
	Balanced	Janus Henderson	Enterprise
	Portfolio	Balanced Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$605,082	$124,694	$(43,038)
Net realized gains (losses)	1,873,868	292,720	4,842,316
Change in unrealized gains (losses)	4,791,318	1,081,383	9,753,263
Increase (decrease) in net assets from operations	7,270,268	1,498,797	14,552,541
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,069,815	546,325	1,930,472
Benefit payments	(380,708)	(20,202)	(179,350)
Payments on termination	(2,092,810)	(335,779)	(2,289,291)
Loans	(139,597)	(1,852)	(241,290)
Policy maintenance charge	(2,155,575)	(356,872)	(2,296,684)
Transfers among the sub-accounts and with the Fixed Account - net	(50,561)	118,785	(556,004)
Increase (decrease) in net assets from policy transactions	(2,749,436)	(49,595)	(3,632,147)
INCREASE (DECREASE) IN NET ASSETS	4,520,832	1,449,202	10,920,394
NET ASSETS AT BEGINNING OF PERIOD	33,962,506	6,777,655	42,391,085
NET ASSETS AT END OF PERIOD	$38,483,338	$8,226,857	$53,311,479
Accumulation Units outstanding at beginning of period	682,449	193,855	664,382
Units issued	13,863	8,810	7,802
Units redeemed	(58,448)	(10,221)	(53,163)
Accumulation Units outstanding at end of period	637,864	192,444	619,021

	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible	Forty	Global Research
	Bond Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$191,752	$7,296	$194,085
Net realized gains (losses)	(16,942)	725,031	2,684,654
Change in unrealized gains (losses)	363,484	1,802,128	4,165,310
Increase (decrease) in net assets from operations	538,294	2,534,455	7,044,049
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	398,432	669,847	1,576,047
Benefit payments	(62,301)	(927)	(371,479)
Payments on termination	(313,578)	(427,743)	(1,157,941)
Loans	(18,151)	(3,003)	(50,636)
Policy maintenance charge	(355,954)	(447,674)	(1,646,373)
Transfers among the sub-accounts and with the Fixed Account - net	50,905	106,172	(59,938)
Increase (decrease) in net assets from policy transactions	(300,647)	(103,328)	(1,710,320)
INCREASE (DECREASE) IN NET ASSETS	237,647	2,431,127	5,333,729
NET ASSETS AT BEGINNING OF PERIOD	5,834,492	6,869,124	25,260,958
NET ASSETS AT END OF PERIOD	$6,072,139	$9,300,251	$30,594,687
Accumulation Units outstanding at beginning of period	208,530	197,899	854,241
Units issued	9,030	11,707	12,841
Units redeemed	(18,238)	(13,300)	(59,187)
Accumulation Units outstanding at end of period	199,322	196,306	807,895

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid
	Portfolio	Technology Portfolio	Cap Value Portfolio
	Service Shares	Institutional Shares	Institutional Shares
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,868	$—	$7,517
Net realized gains (losses)	99,135	170,222	46,852
Change in unrealized gains (losses)	173,901	243,986	105,725
Increase (decrease) in net assets from operations	282,904	414,208	160,094
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	75,003	188,309	129,947
Benefit payments	(1,836)	(1,996)	(3,348)
Payments on termination	(54,363)	(152,014)	(19,680)
Loans	(1,274)	(41,249)	(2,348)
Policy maintenance charge	(49,747)	(112,774)	(74,342)
Transfers among the sub-accounts and with the Fixed Account - net	(6,438)	(40,034)	(4,482)
Increase (decrease) in net assets from policy transactions	(38,655)	(159,758)	25,747
INCREASE (DECREASE) IN NET ASSETS	244,249	254,450	185,841
NET ASSETS AT BEGINNING OF PERIOD	997,212	967,643	519,129
NET ASSETS AT END OF PERIOD	$1,241,461	$1,222,093	$704,970
Accumulation Units outstanding at beginning of period	35,961	28,895	28,113
Units issued	1,084	1,787	2,970
Units redeemed	(2,264)	(5,544)	(1,795)
Accumulation Units outstanding at end of period	34,781	25,138	29,288

	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value	Overseas	Overseas
	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Service Shares
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$45,970	$19,421	$85,803
Net realized gains (losses)	344,629	(22,334)	(177,809)
Change in unrealized gains (losses)	734,690	246,858	1,223,890
Increase (decrease) in net assets from operations	1,125,289	243,945	1,131,884
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	322,385	176,694	431,434
Benefit payments	(9,959)	—	(460)
Payments on termination	(188,339)	(114,886)	(242,541)
Loans	(28,620)	(10,428)	(41,219)
Policy maintenance charge	(196,802)	(90,489)	(251,746)
Transfers among the sub-accounts and with the Fixed Account - net	(37,885)	4,890	(152,039)
Increase (decrease) in net assets from policy transactions	(139,220)	(34,219)	(256,571)
INCREASE (DECREASE) IN NET ASSETS	986,069	209,726	875,313
NET ASSETS AT BEGINNING OF PERIOD	3,791,109	921,122	4,359,993
NET ASSETS AT END OF PERIOD	$4,777,178	$1,130,848	$5,235,306
Accumulation Units outstanding at beginning of period	134,576	117,903	572,725
Units issued	2,975	10,677	30,213
Units redeemed	(7,153)	(14,620)	(59,592)
Accumulation Units outstanding at end of period	130,398	113,960	543,346

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Lazard Retirement	Legg Mason
	Research	Emerging	ClearBridge Variable
	Portfolio	Markets	Large Cap Value
	Institutional Shares	Equity Portfolio	Portfolio Class I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$46,085	$11,879	$68,520
Net realized gains (losses)	4,349,424	2,259	294,891
Change in unrealized gains (losses)	5,783,471	204,430	607,223
Increase (decrease) in net assets from operations	10,178,980	218,568	970,634
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,497,754	129,085	237,506
Benefit payments	(217,919)	(154)	(4,910)
Payments on termination	(1,201,239)	(110,250)	(216,535)
Loans	49,864	(2,635)	7,721
Policy maintenance charge	(1,790,266)	(75,984)	(229,727)
Transfers among the sub-accounts and with the Fixed Account - net	(443,977)	(20,754)	678,894
Increase (decrease) in net assets from policy transactions	(2,105,783)	(80,692)	472,949
INCREASE (DECREASE) IN NET ASSETS	8,073,197	137,876	1,443,583
NET ASSETS AT BEGINNING OF PERIOD	29,758,906	1,248,106	2,944,603
NET ASSETS AT END OF PERIOD	$37,832,103	$1,385,982	$4,388,186
Accumulation Units outstanding at beginning of period	768,926	23,906	113,195
Units issued	4,755	1,517	31,615
Units redeemed	(50,993)	(2,953)	(13,716)
Accumulation Units outstanding at end of period	722,688	22,470	131,094

	Legg Mason Western
	Assets Variable	MFS® High	MFS® Investors
	Global High Yield	Yield Portfolio	Trust
	Bond Portfolio Class I	Initial Class	Series Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$129,382	$69,107	$36,357
Net realized gains (losses)	(9,921)	(5,439)	441,171
Change in unrealized gains (losses)	195,031	99,599	947,606
Increase (decrease) in net assets from operations	314,492	163,267	1,425,134
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	193,285	119,589	212,586
Benefit payments	(8,359)	—	(9,537)
Payments on termination	(58,860)	(68,409)	(214,992)
Loans	733	(1,107)	1,603
Policy maintenance charge	(115,877)	(73,541)	(272,855)
Transfers among the sub-accounts and with the Fixed Account - net	1,011	74,314	(86,337)
Increase (decrease) in net assets from policy transactions	11,933	50,846	(369,532)
INCREASE (DECREASE) IN NET ASSETS	326,425	214,113	1,055,602
NET ASSETS AT BEGINNING OF PERIOD	2,200,208	1,085,276	4,637,294
NET ASSETS AT END OF PERIOD	$2,526,633	$1,299,389	$5,692,896
Accumulation Units outstanding at beginning of period	97,637	90,025	156,564
Units issued	5,516	9,627	1,361
Units redeemed	(5,131)	(5,768)	(11,851)
Accumulation Units outstanding at end of period	98,022	93,884	146,074

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS® Mass
	Investors Growth	MFS® New	MFS® Total
	Stock Portfolio	Discovery	Return
	Initial Class	Series Initial Class	Series Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,573	$—	$282,243
Net realized gains (losses)	112,480	2,403,884	436,544
Change in unrealized gains (losses)	297,462	1,439,378	1,472,518
Increase (decrease) in net assets from operations	417,515	3,843,262	2,191,305
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	75,317	516,111	654,172
Benefit payments	(17,664)	(23,420)	(84,291)
Payments on termination	(20,534)	(500,117)	(543,359)
Loans	(7,296)	(9,736)	(39,753)
Policy maintenance charge	(58,292)	(487,721)	(588,205)
Transfers among the sub-accounts and with the Fixed Account - net	2,261	(488,463)	(102,983)
Increase (decrease) in net assets from policy transactions	(26,208)	(993,346)	(704,419)
INCREASE (DECREASE) IN NET ASSETS	391,307	2,849,916	1,486,886
NET ASSETS AT BEGINNING OF PERIOD	1,057,157	9,483,193	11,014,317
NET ASSETS AT END OF PERIOD	$1,448,464	$12,333,109	$12,501,203
Accumulation Units outstanding at beginning of period	78,076	168,288	343,893
Units issued	2,885	6,589	3,241
Units redeemed	(4,524)	(20,423)	(22,907)
Accumulation Units outstanding at end of period	76,437	154,454	324,227

			MFS® VIT
	MFS® Utilities	MFS® Value	Growth Series
	Series Initial Class	Series Initial Class	Initial Class
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$116,853	$46,861	$—
Net realized gains (losses)	65,832	129,009	1,870,571
Change in unrealized gains (losses)	461,802	383,039	1,338,727
Increase (decrease) in net assets from operations	644,487	558,909	3,209,298
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	226,790	124,616	336,012
Benefit payments	(9,400)	(7,853)	(21,278)
Payments on termination	(236,752)	(69,643)	(477,554)
Loans	4,573	(4,369)	(3,389)
Policy maintenance charge	(152,704)	(97,911)	(417,850)
Transfers among the sub-accounts and with the Fixed Account - net	(51,291)	(68,905)	(536,718)
Increase (decrease) in net assets from policy transactions	(218,784)	(124,065)	(1,120,777)
INCREASE (DECREASE) IN NET ASSETS	425,703	434,844	2,088,521
NET ASSETS AT BEGINNING OF PERIOD	2,639,457	1,941,641	8,649,495
NET ASSETS AT END OF PERIOD	$3,065,160	$2,376,485	$10,738,016
Accumulation Units outstanding at beginning of period	43,031	64,063	216,358
Units issued	1,397	1,433	20,420
Units redeemed	(4,473)	(5,088)	(42,350)
Accumulation Units outstanding at end of period	39,955	60,408	194,428

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS® VIT		Morgan Stanley
	New Discovery	MFS® VIT	VIF Emerging
	Series	Research Series	Markets Equity
	Service Class	Initial Class	Portfolio Class I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,883)	$34,442	$4,702
Net realized gains (losses)	173,762	502,110	37,345
Change in unrealized gains (losses)	102,850	675,258	41,028
Increase (decrease) in net assets from operations	270,729	1,211,810	83,075
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	30,022	161,148	61,469
Benefit payments	—	(11,059)	—
Payments on termination	(10,783)	(140,960)	(11,013)
Loans	1,316	16,457	(365)
Policy maintenance charge	(42,172)	(135,087)	(31,610)
Transfers among the sub-accounts and with the Fixed Account - net	(28,450)	(22,204)	(50,393)
Increase (decrease) in net assets from policy transactions	(50,067)	(131,705)	(31,912)
INCREASE (DECREASE) IN NET ASSETS	220,662	1,080,105	51,163
NET ASSETS AT BEGINNING OF PERIOD	685,821	3,743,865	450,137
NET ASSETS AT END OF PERIOD	$906,483	$4,823,970	$501,300
Accumulation Units outstanding at beginning of period	23,749	115,724	49,043
Units issued	788	2,327	5,881
Units redeemed	(2,161)	(5,892)	(9,252)
Accumulation Units outstanding at end of period	22,376	112,159	45,672

	Morgan Stanley	Morgan Stanley	Morningstar
	VIF	VIF U.S.	Aggressive Growth
	Growth	Real Estate	ETF Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,697)	$120,044	$165,436
Net realized gains (losses)	360,172	336,055	400,705
Change in unrealized gains (losses)	821,135	615,453	1,256,874
Increase (decrease) in net assets from operations	1,172,610	1,071,552	1,823,015
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	234,523	472,218	2,246,440
Benefit payments	—	(10,367)	(19,210)
Payments on termination	(277,949)	(352,838)	(840,866)
Loans	(12,395)	(5,076)	(193,156)
Policy maintenance charge	(199,591)	(302,666)	(1,183,493)
Transfers among the sub-accounts and with the Fixed Account - net	(40,201)	18,739	(119,505)
Increase (decrease) in net assets from policy transactions	(295,613)	(179,990)	(109,790)
INCREASE (DECREASE) IN NET ASSETS	876,997	891,562	1,713,225
NET ASSETS AT BEGINNING OF PERIOD	3,828,794	5,696,255	8,141,820
NET ASSETS AT END OF PERIOD	$4,705,791	$6,587,817	$9,855,045
Accumulation Units outstanding at beginning of period	83,208	127,074	507,721
Units issued	4,397	4,276	53,311
Units redeemed	(9,994)	(7,788)	(57,452)
Accumulation Units outstanding at end of period	77,611	123,562	503,580

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morningstar	Morningstar	Morningstar
	Balanced	Conservative ETF	Growth ETF
	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$253,297	$28,803	$363,783
Net realized gains (losses)	191,631	8,496	901,189
Change in unrealized gains (losses)	1,296,662	79,721	1,962,757
Increase (decrease) in net assets from operations	1,741,590	117,020	3,227,729
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,099,337	198,030	3,638,300
Benefit payments	(91,485)	—	(2,076)
Payments on termination	(743,709)	(82,838)	(1,771,452)
Loans	(206,129)	(2,798)	(115,058)
Policy maintenance charge	(1,333,204)	(171,325)	(1,990,654)
Transfers among the sub-accounts and with the Fixed Account - net	(849,072)	9,378	150,765
Increase (decrease) in net assets from policy transactions	(1,124,262)	(49,553)	(90,175)
INCREASE (DECREASE) IN NET ASSETS	617,328	67,467	3,137,554
NET ASSETS AT BEGINNING OF PERIOD	10,972,172	1,245,740	16,074,199
NET ASSETS AT END OF PERIOD	$11,589,500	$1,313,207	$19,211,753
Accumulation Units outstanding at beginning of period	667,051	89,463	984,163
Units issued	50,023	8,973	84,004
Units redeemed	(99,313)	(12,484)	(83,927)
Accumulation Units outstanding at end of period	617,761	85,952	984,240

	Morningstar Income	PIMCO VIT	PIMCO VIT Real
	and Growth ETF	Int. Bond	Return
	Asset Allocation	U.S. Dollar-Hedged	Portfolio
	Portfolio Class I	Admin. Shares	Admin. Shares
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$62,506	$51,669	$59,351
Net realized gains (losses)	52,087	46,141	(7,201)
Change in unrealized gains (losses)	194,840	109,191	233,099
Increase (decrease) in net assets from operations	309,433	207,001	285,249
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	500,897	210,395	314,239
Benefit payments	—	(104,589)	(749)
Payments on termination	(90,135)	(124,885)	(126,881)
Loans	(2,009)	5,852	(2,442)
Policy maintenance charge	(348,195)	(205,576)	(181,890)
Transfers among the sub-accounts and with the Fixed Account - net	(52,936)	57,768	13,699
Increase (decrease) in net assets from policy transactions	7,622	(161,035)	15,976
INCREASE (DECREASE) IN NET ASSETS	317,055	45,966	301,225
NET ASSETS AT BEGINNING OF PERIOD	2,338,536	3,083,080	3,375,306
NET ASSETS AT END OF PERIOD	$2,655,591	$3,129,046	$3,676,531
Accumulation Units outstanding at beginning of period	155,472	135,763	194,980
Units issued	15,604	9,310	8,620
Units redeemed	(13,957)	(16,970)	(7,745)
Accumulation Units outstanding at end of period	157,119	128,103	195,855

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO VIT		Putnam
	Total Return	Putnam	VT International
	Portfolio	VT High Yield	Value Fund
	Admin. Shares	Fund Class IA	Class IA
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$400,978	$65,220	$23,721
Net realized gains (losses)	(301)	(4,757)	21,609
Change in unrealized gains (losses)	684,647	84,086	94,953
Increase (decrease) in net assets from operations	1,085,324	144,549	140,283
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	923,490	58,377	25,949
Benefit payments	(224,026)	—	—
Payments on termination	(517,786)	(44,529)	(195,275)
Loans	4,003	(5,057)	20,306
Policy maintenance charge	(800,650)	(51,094)	(24,954)
Transfers among the sub-accounts and with the Fixed Account - net	224,953	420	841
Increase (decrease) in net assets from policy transactions	(390,016)	(41,883)	(173,133)
INCREASE (DECREASE) IN NET ASSETS	695,308	102,666	(32,850)
NET ASSETS AT BEGINNING OF PERIOD	13,282,691	1,007,374	757,949
NET ASSETS AT END OF PERIOD	$13,977,999	$1,110,040	$725,099
Accumulation Units outstanding at beginning of period	616,389	32,954	30,019
Units issued	28,346	909	1,816
Units redeemed	(45,885)	(2,162)	(7,991)
Accumulation Units outstanding at end of period	598,850	31,701	23,844

	Putnam
	VT International	T. Rowe Price	T. Rowe Price
	Value Fund	Blue Chip Growth	Equity Income
	Class IB	Portfolio I	Portfolio I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$57,761	$—	$615,573
Net realized gains (losses)	50,876	462,324	2,040,382
Change in unrealized gains (losses)	304,511	1,056,948	3,489,347
Increase (decrease) in net assets from operations	413,148	1,519,272	6,145,302
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	88,431	338,155	1,566,465
Benefit payments	(3,709)	(6,765)	(53,362)
Payments on termination	(212,499)	(364,827)	(1,351,976)
Loans	(7,748)	(34,171)	17,032
Policy maintenance charge	(88,471)	(242,017)	(1,164,448)
Transfers among the sub-accounts and with the Fixed Account - net	(2,841)	71,381	(943,903)
Increase (decrease) in net assets from policy transactions	(226,837)	(238,244)	(1,930,192)
INCREASE (DECREASE) IN NET ASSETS	186,311	1,281,028	4,215,110
NET ASSETS AT BEGINNING OF PERIOD	2,139,404	5,157,417	23,921,880
NET ASSETS AT END OF PERIOD	$2,325,715	$6,438,445	$28,136,990
Accumulation Units outstanding at beginning of period	118,894	132,047	665,707
Units issued	16,812	4,668	24,678
Units redeemed	(27,755)	(9,801)	(70,910)
Accumulation Units outstanding at end of period	107,951	126,914	619,475

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	International	Mid-Cap	New America
	Stock I	Growth I	Growth I
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$94,502	$17,446	$13,806
Net realized gains (losses)	220,664	1,097,755	282,516
Change in unrealized gains (losses)	648,544	2,216,074	666,207
Increase (decrease) in net assets from operations	963,710	3,331,275	962,529
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	269,543	405,321	133,594
Benefit payments	(716)	(68,334)	—
Payments on termination	(157,334)	(518,391)	(146,758)
Loans	1,971	6,238	23,264
Policy maintenance charge	(242,161)	(542,215)	(122,210)
Transfers among the sub-accounts and with the Fixed Account - net	(42,311)	484,709	34,930
Increase (decrease) in net assets from policy transactions	(171,008)	(232,672)	(77,180)
INCREASE (DECREASE) IN NET ASSETS	792,702	3,098,603	885,349
NET ASSETS AT BEGINNING OF PERIOD	3,440,934	10,415,196	2,793,855
NET ASSETS AT END OF PERIOD	$4,233,636	$13,513,799	$3,679,204
Accumulation Units outstanding at beginning of period	170,324	136,442	72,654
Units issued	36,737	8,640	2,891
Units redeemed	(43,047)	(10,239)	(4,635)
Accumulation Units outstanding at end of period	164,014	134,843	70,910

	VanEck VIP	VanEck VIP	Wells Fargo
	Emerging	Global	VT Advantage
	Markets	Hard Assets	Discovery
	Fund Initial Class	Fund Initial Class	Fund
	2019	2019	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$21,944	$—	$—
Net realized gains (losses)	139,151	(54,065)	900,878
Change in unrealized gains (losses)	1,096,160	361,168	1,208,027
Increase (decrease) in net assets from operations	1,257,255	307,103	2,108,905
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	394,486	347,812	253,408
Benefit payments	—	(3,547)	(2,292)
Payments on termination	(301,843)	(116,478)	(269,665)
Loans	(32,652)	743	(80,500)
Policy maintenance charge	(221,453)	(151,213)	(283,233)
Transfers among the sub-accounts and with the Fixed Account - net	(204,044)	158,975	(228,996)
Increase (decrease) in net assets from policy transactions	(365,506)	236,292	(611,278)
INCREASE (DECREASE) IN NET ASSETS	891,749	543,395	1,497,627
NET ASSETS AT BEGINNING OF PERIOD	4,230,751	2,490,895	5,508,326
NET ASSETS AT END OF PERIOD	$5,122,500	$3,034,290	$7,005,953
Accumulation Units outstanding at beginning of period	128,638	125,804	147,511
Units issued	3,069	15,928	1,609
Units redeemed	(12,445)	(4,741)	(14,163)
Accumulation Units outstanding at end of period	119,262	136,991	134,957

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

Wells Fargo
VT Advantage
Opportunity
FundSM
2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$22,062
Net realized gains (losses)	953,946
Change in unrealized gains (losses)	1,105,847
Increase (decrease) in net assets from operations	2,081,855
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	365,347
Benefit payments	(10,377)
Payments on termination	(229,072)
Loans	(14,021)
Policy maintenance charge	(376,034)
Transfers among the sub-accounts and with the Fixed Account - net	10,538
Increase (decrease) in net assets from policy transactions	(253,619)
INCREASE (DECREASE) IN NET ASSETS	1,828,236
NET ASSETS AT BEGINNING OF PERIOD	6,721,747
NET ASSETS AT END OF PERIOD	$8,549,983
Accumulation Units outstanding at beginning of period	240,307
Units issued	7,111
Units redeemed	(14,908)
Accumulation Units outstanding at end of period	232,510

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AB VPS	AB VPS	AB VPS
	Growth	International	International
	and Income	Growth	Value
	Class A	Class A	Class A
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$7,072	$2,831	$4,002
Net realized gains (losses)	92,223	16,704	1,767
Change in unrealized gains (losses)	(142,704)	(97,503)	(68,708)
Increase (decrease) in net assets from operations	(43,409)	(77,968)	(62,939)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	121,440	95,415	54,513
Benefit payments	—	(268)	—
Payments on termination	(27,776)	(35,903)	(11,434)
Loans	(1,323)	(37,786)	(1,870)
Policy Maintenance Charge	(64,173)	(43,578)	(27,430)
Transfers among the sub-accounts and with the Fixed Account - net	54,305	16,665	6,292
Increase (decrease) in net assets from policy transactions	82,473	(5,455)	20,071
INCREASE (DECREASE) IN NET ASSETS	39,064	(83,423)	(42,868)
NET ASSETS AT BEGINNING OF PERIOD	663,477	477,339	263,379
NET ASSETS AT END OF PERIOD	$702,541	$393,916	$220,511
Accumulation Units outstanding at beginning of period	30,303	42,728	28,455
Units issued	6,297	7,552	4,719
Units redeemed	(2,606)	(7,588)	(2,320)
Accumulation Units outstanding at end of period	33,994	42,692	30,854

	AB VPS	AB VPS
	Small Cap	Small/Mid Cap	Alger
	Growth	Value	Balanced
	Class A	Class A	Class I-2
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$3,271	$15,975
Net realized gains (losses)	59,600	55,775	59,186
Change in unrealized gains (losses)	(64,304)	(164,367)	(87,344)
Increase (decrease) in net assets from operations	(4,704)	(105,321)	(12,183)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	198,650	139,562	140,741
Benefit payments	(1,477)	(823)	(34,047)
Payments on termination	(77,099)	(19,496)	(16,797)
Loans	(14,244)	(5,177)	(11,605)
Policy Maintenance Charge	(108,364)	(66,583)	(73,496)
Transfers among the sub-accounts and with the Fixed Account - net	(7,688)	21,898	19,014
Increase (decrease) in net assets from policy transactions	(10,222)	69,381	23,810
INCREASE (DECREASE) IN NET ASSETS	(14,926)	(35,940)	11,627
NET ASSETS AT BEGINNING OF PERIOD	844,140	630,315	358,503
NET ASSETS AT END OF PERIOD	$829,214	$594,375	$370,130
Accumulation Units outstanding at beginning of period	29,470	25,306	20,748
Units issued	3,333	3,736	3,838
Units redeemed	(3,594)	(960)	(2,429)
Accumulation Units outstanding at end of period	29,209	28,082	22,157

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alger		Alger
	Capital	Alger	Large Cap
	Appreciation	Income & Growth	Growth
	Class I-2	Class I-2	Class I-2
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$23,729	$102,214	$—
Net realized gains (losses)	5,268,737	537,007	2,991,765
Change in unrealized gains (losses)	(5,215,494)	(902,265)	(2,532,753)
Increase (decrease) in net assets from operations	76,972	(263,044)	459,012
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,309,865	293,850	947,822
Benefit payments	(74,844)	(29,922)	(38,055)
Payments on termination	(1,329,950)	(220,812)	(1,644,960)
Loans	(138,265)	2,097	(36,697)
Policy Maintenance Charge	(1,579,328)	(312,573)	(787,691)
Transfers among the sub-accounts and with the Fixed Account - net	(279,166)	(77,059)	(122,902)
Increase (decrease) in net assets from policy transactions	(1,091,688)	(344,419)	(1,682,483)
INCREASE (DECREASE) IN NET ASSETS	(1,014,716)	(607,463)	(1,223,471)
NET ASSETS AT BEGINNING OF PERIOD	26,666,358	6,186,924	13,902,700
NET ASSETS AT END OF PERIOD	$25,651,642	$5,579,461	$12,679,229
Accumulation Units outstanding at beginning of period	515,140	174,276	458,234
Units issued	19,584	1,883	8,351
Units redeemed	(31,061)	(11,398)	(56,489)
Accumulation Units outstanding at end of period	503,663	164,761	410,096

	Alger	Alger
	MidCap	SmallCap
	Growth	Growth	DWS Bond
	Class I-2	Class I-2	VIP Class A
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$—	$224,657
Net realized gains (losses)	4,695,123	352,221	(26,722)
Change in unrealized gains (losses)	(6,512,517)	(193,634)	(345,582)
Increase (decrease) in net assets from operations	(1,817,394)	158,587	(147,647)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,968,306	307,374	465,239
Benefit payments	(58,857)	(39,125)	(29,397)
Payments on termination	(1,684,512)	(371,975)	(294,964)
Loans	(290,838)	(40,415)	7,182
Policy Maintenance Charge	(1,447,583)	(334,270)	(351,679)
Transfers among the sub-accounts and with the Fixed Account - net	(366,953)	(71,948)	109,026
Increase (decrease) in net assets from policy transactions	(1,880,437)	(550,359)	(94,593)
INCREASE (DECREASE) IN NET ASSETS	(3,697,831)	(391,772)	(242,240)
NET ASSETS AT BEGINNING OF PERIOD	27,829,761	6,876,922	5,339,395
NET ASSETS AT END OF PERIOD	$24,131,930	$6,485,150	$5,097,155
Accumulation Units outstanding at beginning of period	669,777	216,019	257,812
Units issued	13,459	3,080	10,886
Units redeemed	(51,576)	(18,271)	(15,315)
Accumulation Units outstanding at end of period	631,660	200,828	253,383

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			DWS
		DWS CROCI®	Equity 500
	DWS Core Equity	International	Index VIP
	VIP Class A	VIP Class A	Class A
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$41,397	$15,388	$62,339
Net realized gains (losses)	666,065	(58,730)	384,858
Change in unrealized gains (losses)	(821,892)	(172,525)	(609,709)
Increase (decrease) in net assets from operations	(114,430)	(215,867)	(162,512)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	100,632	97,844	216,814
Benefit payments	(11,203)	—	(663)
Payments on termination	(139,388)	(266,113)	(147,301)
Loans	(15,522)	(74)	(29,899)
Policy Maintenance Charge	(124,258)	(72,342)	(157,405)
Transfers among the sub-accounts and with the Fixed Account - net	(18,472)	24,855	(11,780)
Increase (decrease) in net assets from policy transactions	(208,211)	(215,830)	(130,234)
INCREASE (DECREASE) IN NET ASSETS	(322,641)	(431,697)	(292,746)
NET ASSETS AT BEGINNING OF PERIOD	2,345,095	1,690,670	3,701,053
NET ASSETS AT END OF PERIOD	$2,022,454	$1,258,973	$3,408,307
Accumulation Units outstanding at beginning of period	77,648	109,333	87,880
Units issued	1,815	4,408	1,664
Units redeemed	(8,463)	(18,636)	(4,667)
Accumulation Units outstanding at end of period	71,000	95,105	84,877

	DWS		DWS
	Global Income	DWS Global	Small Cap
	Builder VIP	Small Cap	Index VIP
	Class A II	VIP Class A	Class A
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$138,501	$11,694	$11,925
Net realized gains (losses)	371,881	502,863	124,659
Change in unrealized gains (losses)	(796,552)	(1,397,564)	(266,938)
Increase (decrease) in net assets from operations	(286,170)	(883,007)	(130,354)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	217,715	232,303	83,424
Benefit payments	(17,909)	(12,488)	—
Payments on termination	(274,523)	(199,070)	(64,987)
Loans	(14,488)	(26,643)	(79,138)
Policy Maintenance Charge	(197,015)	(177,922)	(45,917)
Transfers among the sub-accounts and with the Fixed Account - net	(53,322)	90,458	(13,418)
Increase (decrease) in net assets from policy transactions	(339,542)	(93,362)	(120,036)
INCREASE (DECREASE) IN NET ASSETS	(625,712)	(976,369)	(250,390)
NET ASSETS AT BEGINNING OF PERIOD	3,991,715	4,365,459	1,308,501
NET ASSETS AT END OF PERIOD	$3,366,003	$3,389,090	$1,058,111
Accumulation Units outstanding at beginning of period	197,468	93,392	26,300
Units issued	5,150	3,898	986
Units redeemed	(22,503)	(6,080)	(3,329)
Accumulation Units outstanding at end of period	180,115	91,210	23,957

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Federated	Federated	Federated
	Fund for	High	Managed
	U.S. Government	Income Bond	Volatility
	Securities II	Fund II	Fund II
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$116,555	$530,238	$73,118
Net realized gains (losses)	(34,914)	(27,013)	15,763
Change in unrealized gains (losses)	(67,311)	(735,887)	(341,491)
Increase (decrease) in net assets from operations	14,330	(232,662)	(252,610)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	492,062	371,802	141,909
Benefit payments	(25,071)	(163,586)	(46,598)
Payments on termination	(232,568)	(312,147)	(79,850)
Loans	(17,489)	574	(7,764)
Policy Maintenance Charge	(422,917)	(378,278)	(161,111)
Transfers among the sub-accounts and with the Fixed Account - net	35,698	98,814	38,053
Increase (decrease) in net assets from policy transactions	(170,285)	(382,821)	(115,361)
INCREASE (DECREASE) IN NET ASSETS	(155,955)	(615,483)	(367,971)
NET ASSETS AT BEGINNING OF PERIOD	5,256,699	6,976,645	2,966,479
NET ASSETS AT END OF PERIOD	$5,100,744	$6,361,162	$2,598,508
Accumulation Units outstanding at beginning of period	241,867	209,676	108,810
Units issued	14,131	5,583	2,534
Units redeemed	(21,825)	(17,037)	(6,758)
Accumulation Units outstanding at end of period	234,173	198,222	104,586

	Fidelity® VIP		Fidelity® VIP
	Asset	Fidelity® VIP	Emerging
	Manager Portfolio	ContrafundSM Portfolio	Markets Portfolio
	Initial Class	Initial Class*	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$123,885	$434,805	$5,868
Net realized gains (losses)	303,373	8,478,729	24,966
Change in unrealized gains (losses)	(933,201)	(13,755,592)	(191,487)
Increase (decrease) in net assets from operations	(505,943)	(4,842,058)	(160,653)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	542,560	5,282,638	200,428
Benefit payments	(58,308)	(256,700)	(4,709)
Payments on termination	(311,257)	(5,276,161)	(61,432)
Loans	(25,654)	(272,343)	(24,939)
Policy Maintenance Charge	(510,419)	(4,324,281)	(103,195)
Transfers among the sub-accounts and with the Fixed Account - net	9,918	(327,291)	47,197
Increase (decrease) in net assets from policy transactions	(353,160)	(5,174,138)	53,350
INCREASE (DECREASE) IN NET ASSETS	(859,103)	(10,016,196)	(107,303)
NET ASSETS AT BEGINNING OF PERIOD	9,266,977	81,743,151	892,637
NET ASSETS AT END OF PERIOD	$8,407,874	$71,726,955	$785,334
Accumulation Units outstanding at beginning of period	301,517	1,705,913	59,909
Units issued	7,844	34,874	11,487
Units redeemed	(18,518)	(127,006)	(7,119)
Accumulation Units outstanding at end of period	290,843	1,613,781	64,277

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Equity-Income	Government Money	Growth
	PortfolioSM	Market Portfolio	& Income Portfolio
	Initial Class*	Initial Class	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$757,988	$376,424	$3,450
Net realized gains (losses)	1,913,009	(1)	77,387
Change in unrealized gains (losses)	(5,885,135)	1	(172,118)
Increase (decrease) in net assets from operations	(3,214,138)	376,424	(91,281)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,518,906	2,902,820	260,962
Benefit payments	(119,761)	(110,179)	—
Payments on termination	(2,376,280)	(1,229,649)	(95,058)
Loans	(51,584)	521,655	(7,954)
Policy Maintenance Charge	(2,142,900)	(2,212,402)	(140,016)
Transfers among the sub-accounts and with the Fixed Account - net	(120,498)	1,975,641	(7,610)
Increase (decrease) in net assets from policy transactions	(2,292,117)	1,847,886	10,324
INCREASE (DECREASE) IN NET ASSETS	(5,506,255)	2,224,310	(80,957)
NET ASSETS AT BEGINNING OF PERIOD	39,781,991	23,781,029	1,008,350
NET ASSETS AT END OF PERIOD	$34,275,736	$26,005,339	$927,393
Accumulation Units outstanding at beginning of period	1,008,866	1,641,123	48,068
Units issued	22,744	335,054	4,971
Units redeemed	(76,635)	(210,528)	(4,468)
Accumulation Units outstanding at end of period	954,975	1,765,649	48,571

		Fidelity® VIP
	Fidelity® VIP	High	Fidelity® VIP
	Growth Portfolio	Income Portfolio	Index 500 Portfolio
	Initial Class	Initial Class	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$(10,150)	$36,164	$1,202,218
Net realized gains (losses)	9,487,034	(2,299)	2,459,961
Change in unrealized gains (losses)	(9,403,643)	(54,745)	(6,394,889)
Increase (decrease) in net assets from operations	73,241	(20,880)	(2,732,710)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	3,214,446	160,224	3,530,694
Benefit payments	(289,018)	—	(198,231)
Payments on termination	(2,658,031)	(32,696)	(3,006,800)
Loans	(461,795)	(7,195)	(191,643)
Policy Maintenance Charge	(3,085,188)	(76,852)	(3,170,857)
Transfers among the sub-accounts and with the Fixed Account - net	(342,464)	2,527	(54,912)
Increase (decrease) in net assets from policy transactions	(3,622,050)	46,008	(3,091,749)
INCREASE (DECREASE) IN NET ASSETS	(3,548,809)	25,128	(5,824,459)
NET ASSETS AT BEGINNING OF PERIOD	54,115,791	608,384	66,024,863
NET ASSETS AT END OF PERIOD	$50,566,982	$633,512	$60,200,404
Accumulation Units outstanding at beginning of period	1,303,677	33,345	1,920,498
Units issued	21,212	5,931	38,057
Units redeemed	(96,720)	(3,373)	(124,503)
Accumulation Units outstanding at end of period	1,228,169	35,903	1,834,052

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Investment Grade	Mid
	Index 500 Portfolio	Bond Portfolio	Cap Portfolio
	Service Class	Initial Class	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$129,785	$173,154	$21,343
Net realized gains (losses)	226,387	29,517	289,573
Change in unrealized gains (losses)	(697,219)	(235,434)	(781,284)
Increase (decrease) in net assets from operations	(341,047)	(32,763)	(470,368)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,268,059	811,092	730,344
Benefit payments	(42,787)	(43,692)	(7,896)
Payments on termination	(418,791)	(453,957)	(173,551)
Loans	(81,512)	(7,849)	(52,333)
Policy Maintenance Charge	(1,074,106)	(422,703)	(359,493)
Transfers among the sub-accounts and with the Fixed Account - net	6,905	177,802	(38,576)
Increase (decrease) in net assets from policy transactions	657,768	60,693	98,495
INCREASE (DECREASE) IN NET ASSETS	316,721	27,930	(371,873)
NET ASSETS AT BEGINNING OF PERIOD	6,481,736	6,866,229	3,171,125
NET ASSETS AT END OF PERIOD	$6,798,457	$6,894,159	$2,799,252
Accumulation Units outstanding at beginning of period	281,095	378,868	139,418
Units issued	49,196	37,536	14,342
Units redeemed	(21,290)	(32,026)	(9,755)
Accumulation Units outstanding at end of period	309,001	384,378	144,005

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Real	Value
	Overseas Portfolio	Estate Portfolio	Strategies Portfolio
	Initial Class	Initial Class	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$226,257	$54,484	$2,642
Net realized gains (losses)	299,977	98,721	12,971
Change in unrealized gains (losses)	(2,938,837)	(266,635)	(64,157)
Increase (decrease) in net assets from operations	(2,412,603)	(113,430)	(48,544)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,154,965	506,905	75,282
Benefit payments	(85,988)	(20,507)	(794)
Payments on termination	(1,158,440)	(127,323)	(13,136)
Loans	(91,603)	(39,883)	(2,683)
Policy Maintenance Charge	(769,081)	(225,591)	(38,221)
Transfers among the sub-accounts and with the Fixed Account - net	2,447	31,171	8,002
Increase (decrease) in net assets from policy transactions	(947,700)	124,772	28,450
INCREASE (DECREASE) IN NET ASSETS	(3,360,303)	11,342	(20,094)
NET ASSETS AT BEGINNING OF PERIOD	17,061,713	1,832,901	258,217
NET ASSETS AT END OF PERIOD	$13,701,410	$1,844,243	$238,123
Accumulation Units outstanding at beginning of period	649,323	98,410	12,202
Units issued	20,014	15,564	2,197
Units redeemed	(55,131)	(8,385)	(789)
Accumulation Units outstanding at end of period	614,206	105,589	13,610

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

			Franklin Templeton
	Franklin Templeton	Franklin Templeton	Mutual Global
	Global Bond	Income	Discovery
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$—	$40,721	$29,465
Net realized gains (losses)	(9,609)	3,662	12,519
Change in unrealized gains (losses)	35,869	(77,044)	(169,036)
Increase (decrease) in net assets from operations	26,260	(32,661)	(127,052)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	230,545	205,858	257,621
Benefit payments	(20,428)	(17,700)	(613)
Payments on termination	(93,039)	(57,796)	(49,157)
Loans	(25,280)	(11,849)	(23,900)
Policy Maintenance Charge	(103,565)	(107,020)	(122,062)
Transfers among the sub-accounts and with the Fixed Account - net	18,218	3,784	38,908
Increase (decrease) in net assets from policy transactions	6,451	15,277	100,797
INCREASE (DECREASE) IN NET ASSETS	32,711	(17,384)	(26,255)
NET ASSETS AT BEGINNING OF PERIOD	1,167,543	796,378	1,074,226
NET ASSETS AT END OF PERIOD	$1,200,254	$778,994	$1,047,971
Accumulation Units outstanding at beginning of period	70,132	45,672	58,371
Units issued	9,842	5,849	8,691
Units redeemed	(9,439)	(4,940)	(3,075)
Accumulation Units outstanding at end of period	70,535	46,581	63,987

	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Mutual	Small	Small-Mid
	Shares	Cap Value	Cap Growth
	VIP Fund Class 1	VIP Fund Class 1	VIP Fund Class 1
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$13,145	$14,836	$—
Net realized gains (losses)	22,226	195,651	81,995
Change in unrealized gains (losses)	(78,618)	(383,441)	(127,814)
Increase (decrease) in net assets from operations	(43,247)	(172,954)	(45,819)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	87,072	275,936	208,196
Benefit payments	(14,088)	—	(5,588)
Payments on termination	(7,450)	(60,550)	(40,237)
Loans	(15,965)	(31,199)	(8,297)
Policy Maintenance Charge	(43,818)	(146,832)	(103,184)
Transfers among the sub-accounts and with the Fixed Account - net	18,378	14,480	(20,495)
Increase (decrease) in net assets from policy transactions	24,129	51,835	30,395
INCREASE (DECREASE) IN NET ASSETS	(19,118)	(121,119)	(15,424)
NET ASSETS AT BEGINNING OF PERIOD	479,229	1,311,170	852,733
NET ASSETS AT END OF PERIOD	$460,111	$1,190,051	$837,309
Accumulation Units outstanding at beginning of period	27,129	56,525	38,721
Units issued	3,518	5,410	4,116
Units redeemed	(2,070)	(3,177)	(2,751)
Accumulation Units outstanding at end of period	28,577	58,758	40,086

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton	Franklin Templeton	Guggenheim
	Strategic	U.S. Government	VT U.S.
	Income	Securities	Long Short
	VIP Fund Class 1	VIP Fund Class 1	Equity Fund
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$13,233	$11,101	$—
Net realized gains (losses)	(4,223)	(3,732)	131,290
Change in unrealized gains (losses)	(17,874)	(4,792)	(251,701)
Increase (decrease) in net assets from operations	(8,864)	2,577	(120,411)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	125,843	60,751	87,994
Benefit payments	—	—	(1,042)
Payments on termination	(41,452)	(35,766)	(29,326)
Loans	(4,137)	(1,703)	(1,395)
Policy Maintenance Charge	(52,598)	(32,634)	(44,233)
Transfers among the sub-accounts and with the Fixed Account - net	(4,701)	32,172	4,464
Increase (decrease) in net assets from policy transactions	22,955	22,820	16,462
INCREASE (DECREASE) IN NET ASSETS	14,091	25,397	(103,949)
NET ASSETS AT BEGINNING OF PERIOD	457,244	380,203	924,828
NET ASSETS AT END OF PERIOD	$471,335	$405,600	$820,879
Accumulation Units outstanding at beginning of period	27,988	29,179	33,953
Units issued	4,344	5,362	2,568
Units redeemed	(2,921)	(3,597)	(1,907)
Accumulation Units outstanding at end of period	29,411	30,944	34,614

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Conservative Balance	Discovery Mid Cap	Global Fund
	Fund Series I*	Growth Fund*	Series I*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$8,148	$—	$14,212
Net realized gains (losses)	20,740	393,665	135,299
Change in unrealized gains (losses)	(49,207)	(524,252)	(342,442)
Increase (decrease) in net assets from operations	(20,319)	(130,587)	(192,931)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	109,162	171,106	222,161
Benefit payments	(62,334)	—	(17,691)
Payments on termination	(55,804)	(118,442)	(90,422)
Loans	(1,337)	3,812	(21,221)
Policy Maintenance Charge	(58,263)	(101,780)	(114,203)
Transfers among the sub-accounts and with the Fixed Account - net	47,456	(51,059)	34,850
Increase (decrease) in net assets from policy transactions	(21,120)	(96,363)	13,474
INCREASE (DECREASE) IN NET ASSETS	(41,439)	(226,950)	(179,457)
NET ASSETS AT BEGINNING OF PERIOD	413,398	2,378,074	1,477,727
NET ASSETS AT END OF PERIOD	$371,959	$2,151,124	$1,298,270
Accumulation Units outstanding at beginning of period	32,082	89,469	70,963
Units issued	4,376	2,412	6,969
Units redeemed	(5,969)	(5,709)	(6,122)
Accumulation Units outstanding at end of period	30,489	86,172	71,810

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	Global Fund	Global Strategic	International Growth
	Series II*	Fund Series I*	Fund Series I*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$85,200	$17,631	$15,738
Net realized gains (losses)	1,048,917	(1,926)	72,004
Change in unrealized gains (losses)	(2,570,279)	(32,032)	(460,216)
Increase (decrease) in net assets from operations	(1,436,162)	(16,327)	(372,474)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	811,093	46,813	283,594
Benefit payments	(5,261)	—	(3,038)
Payments on termination	(754,751)	(13,787)	(109,270)
Loans	(41,208)	34	(86,962)
Policy Maintenance Charge	(495,449)	(29,372)	(137,222)
Transfers among the sub-accounts and with the Fixed Account - net	(96,702)	386	62,672
Increase (decrease) in net assets from policy transactions	(582,278)	4,074	9,774
INCREASE (DECREASE) IN NET ASSETS	(2,018,440)	(12,253)	(362,700)
NET ASSETS AT BEGINNING OF PERIOD	11,457,972	367,324	1,941,884
NET ASSETS AT END OF PERIOD	$9,439,532	$355,071	$1,579,184
Accumulation Units outstanding at beginning of period	353,179	24,850	69,100
Units issued	8,558	2,006	9,928
Units redeemed	(25,782)	(1,730)	(5,814)
Accumulation Units outstanding at end of period	335,955	25,126	73,214

	Invesco	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Oppenheimer VI
	International Growth	Main Street	Main Street Small
	Fund Series II*	Fund® Series I*	Cap Fund® Series I*
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$(1,947)	$6,464	$36,984
Net realized gains (losses)	93,728	49,367	1,725,320
Change in unrealized gains (losses)	(476,874)	(99,407)	(2,882,389)
Increase (decrease) in net assets from operations	(385,093)	(43,576)	(1,120,085)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	70,542	123,939	1,061,172
Benefit payments	(715)	—	(37,653)
Payments on termination	(102,201)	(57,356)	(897,243)
Loans	(83,977)	(4,767)	(31,322)
Policy Maintenance Charge	(90,934)	(61,658)	(638,159)
Transfers among the sub-accounts and with the Fixed Account - net	3,303	(885)	(36,400)
Increase (decrease) in net assets from policy transactions	(203,982)	(727)	(579,605)
INCREASE (DECREASE) IN NET ASSETS	(589,075)	(44,303)	(1,699,690)
NET ASSETS AT BEGINNING OF PERIOD	2,077,252	554,126	11,877,519
NET ASSETS AT END OF PERIOD	$1,488,177	$509,823	$10,177,829
Accumulation Units outstanding at beginning of period	75,487	50,801	245,297
Units issued	3,389	5,503	10,165
Units redeemed	(11,178)	(5,562)	(17,607)
Accumulation Units outstanding at end of period	67,698	50,742	237,855

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco	Invesco
	Oppenheimer VI	Oppenheimer VI	Invesco V.I.
	Main Street Small	Total Return	American
	Cap Fund® Series II*	Bond Fund Series I*	Franchise
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$(6,862)	$7,447	$—
Net realized gains (losses)	934,920	(528)	229,215
Change in unrealized gains (losses)	(1,622,219)	(8,924)	(282,259)
Increase (decrease) in net assets from operations	(694,161)	(2,005)	(53,044)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	327,811	55,406	173,700
Benefit payments	(2,179)	—	—
Payments on termination	(206,709)	(15,802)	(216,927)
Loans	(70,220)	(2,249)	(1,054)
Policy Maintenance Charge	(343,446)	(26,553)	(106,536)
Transfers among the sub-accounts and with the Fixed Account - net	(677,492)	7,865	(34,635)
Increase (decrease) in net assets from policy transactions	(972,235)	18,667	(185,452)
INCREASE (DECREASE) IN NET ASSETS	(1,666,396)	16,662	(238,496)
NET ASSETS AT BEGINNING OF PERIOD	7,088,578	220,634	2,135,052
NET ASSETS AT END OF PERIOD	$5,422,182	$237,296	$1,896,556
Accumulation Units outstanding at beginning of period	181,795	21,258	105,376
Units issued	6,558	3,827	2,551
Units redeemed	(32,481)	(1,985)	(10,802)
Accumulation Units outstanding at end of period	155,872	23,100	97,125

	Invesco V.I.		Invesco V.I.
	American	Invesco V.I.	Government
	Value	Core Equity	Securities
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$34,303	$6,297	$27,318
Net realized gains (losses)	1,536,460	53,127	(10,418)
Change in unrealized gains (losses)	(2,727,256)	(122,535)	(11,127)
Increase (decrease) in net assets from operations	(1,156,493)	(63,111)	5,773
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	626,671	62,346	172,176
Benefit payments	(34,516)	(7,380)	(22,951)
Payments on termination	(545,450)	(34,153)	(70,999)
Loans	(35,957)	(2,172)	660
Policy Maintenance Charge	(529,241)	(37,238)	(77,095)
Transfers among the sub-accounts and with the Fixed Account - net	(216,044)	5,558	(91,776)
Increase (decrease) in net assets from policy transactions	(734,537)	(13,039)	(89,985)
INCREASE (DECREASE) IN NET ASSETS	(1,891,030)	(76,150)	(84,212)
NET ASSETS AT BEGINNING OF PERIOD	10,000,912	688,361	1,277,595
NET ASSETS AT END OF PERIOD	$8,109,882	$612,211	$1,193,383
Accumulation Units outstanding at beginning of period	313,411	31,754	111,109
Units issued	7,272	1,499	9,961
Units redeemed	(27,715)	(2,084)	(17,862)
Accumulation Units outstanding at end of period	292,968	31,169	103,208

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Invesco V.I.	Invesco V.I.
	Growth and	Growth and
	Income Fund	Income Fund	Invesco V.I.
	Series I	Series II	High Yield
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$119,061	$78,078	$19,277
Net realized gains (losses)	570,335	523,258	119
Change in unrealized gains (losses)	(1,459,183)	(1,296,796)	(32,313)
Increase (decrease) in net assets from operations	(769,787)	(695,460)	(12,917)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	483,746	190,164	34,094
Benefit payments	(5,515)	(4,461)	(16,267)
Payments on termination	(265,946)	(253,959)	(8,174)
Loans	(11,263)	(42,208)	(1,240)
Policy Maintenance Charge	(299,064)	(254,818)	(25,495)
Transfers among the sub-accounts and with the Fixed Account - net	31,811	(28,720)	4,262
Increase (decrease) in net assets from policy transactions	(66,231)	(394,002)	(12,820)
INCREASE (DECREASE) IN NET ASSETS	(836,018)	(1,089,462)	(25,737)
NET ASSETS AT BEGINNING OF PERIOD	5,837,627	5,364,138	391,539
NET ASSETS AT END OF PERIOD	$5,001,609	$4,274,676	$365,802
Accumulation Units outstanding at beginning of period	149,230	174,857	27,826
Units issued	6,879	6,377	1,289
Units redeemed	(8,179)	(19,715)	(2,215)
Accumulation Units outstanding at end of period	147,930	161,519	26,900

		Invesco V.I.
	Invesco V.I.	Mid Cap	Invesco V.I.
	Mid Cap	Growth	Value
	Core Equity	Fund Series II	Opportunity
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$12,298	$(5,717)	$15,277
Net realized gains (losses)	351,152	551,491	642,227
Change in unrealized gains (losses)	(632,582)	(769,463)	(1,703,118)
Increase (decrease) in net assets from operations	(269,132)	(223,689)	(1,045,614)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	190,465	269,718	395,831
Benefit payments	(14,975)	(11,167)	(22,376)
Payments on termination	(128,808)	(170,281)	(1,265,308)
Loans	(222)	(91,926)	(43,954)
Policy Maintenance Charge	(114,751)	(212,078)	(296,465)
Transfers among the sub-accounts and with the Fixed Account - net	14,664	(86,055)	115,400
Increase (decrease) in net assets from policy transactions	(53,627)	(301,789)	(1,116,872)
INCREASE (DECREASE) IN NET ASSETS	(322,759)	(525,478)	(2,162,486)
NET ASSETS AT BEGINNING OF PERIOD	2,434,501	4,231,753	6,666,854
NET ASSETS AT END OF PERIOD	$2,111,742	$3,706,275	$4,504,368
Accumulation Units outstanding at beginning of period	91,403	142,979	325,564
Units issued	3,137	3,377	9,610
Units redeemed	(5,103)	(13,298)	(62,743)
Accumulation Units outstanding at end of period	89,437	133,058	272,431

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson		Janus Henderson
	Balanced	Janus Henderson	Enterprise
	Portfolio	Balanced Portfolio	Portfolio
	Institutional Shares	Service Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (loss)	$686,562	$126,729	$(21,807)
Net realized gains (losses)	1,565,089	299,808	4,262,505
Change in unrealized gains (losses)	(2,048,845)	(389,084)	(4,248,601)
Increase (decrease) in net assets from operations	202,806	37,453	(7,903)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,149,426	560,460	2,013,850
Benefit payments	(94,493)	(40,541)	(120,328)
Payments on termination	(1,400,980)	(421,646)	(3,087,688)
Loans	(30,594)	8,351	(351,696)
Policy Maintenance Charge	(2,210,173)	(351,116)	(2,252,140)
Transfers among the sub-accounts and with the Fixed Account - net	(284,082)	(37,222)	(332,223)
Increase (decrease) in net assets from policy transactions	(1,870,896)	(281,714)	(4,130,225)
INCREASE (DECREASE) IN NET ASSETS	(1,668,090)	(244,261)	(4,138,128)
NET ASSETS AT BEGINNING OF PERIOD	35,630,596	7,021,916	46,529,213
NET ASSETS AT END OF PERIOD	$33,962,506	$6,777,655	$42,391,085
Accumulation Units outstanding at beginning of period	720,384	201,709	723,185
Units issued	14,278	6,185	7,548
Units redeemed	(52,213)	(14,039)	(66,351)
Accumulation Units outstanding at end of period	682,449	193,855	664,382

	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible	Forty	Global Research
	Bond Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$178,665	$(4,362)	$229,754
Net realized gains (losses)	(26,445)	1,079,442	1,002,566
Change in unrealized gains (losses)	(221,778)	(953,046)	(3,164,709)
Increase (decrease) in net assets from operations	(69,558)	122,034	(1,932,389)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	435,619	704,104	1,695,243
Benefit payments	(178,049)	(51,752)	(37,185)
Payments on termination	(280,749)	(339,208)	(1,329,857)
Loans	(6,092)	(76,183)	(222,963)
Policy Maintenance Charge	(375,796)	(430,184)	(1,691,564)
Transfers among the sub-accounts and with the Fixed Account - net	232,137	262,581	69,434
Increase (decrease) in net assets from policy transactions	(172,930)	69,358	(1,516,892)
INCREASE (DECREASE) IN NET ASSETS	(242,488)	191,392	(3,449,281)
NET ASSETS AT BEGINNING OF PERIOD	6,076,980	6,677,732	28,710,239
NET ASSETS AT END OF PERIOD	$5,834,492	$6,869,124	$25,260,958
Accumulation Units outstanding at beginning of period	214,451	195,342	903,788
Units Issued	9,010	17,102	14,506
Units Redeemed	(14,931)	(14,545)	(64,053)
Accumulation Units outstanding at end of period	208,530	197,899	854,241

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Janus Henderson	Janus Henderson
	Global Research	Global	Mid
	Portfolio	Technology Portfolio	Cap Value Portfolio
	Service Shares	Institutional Shares	Institutional Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$11,315	$—	$6,182
Net realized gains (losses)	49,739	84,988	52,004
Change in unrealized gains (losses)	(136,169)	(75,967)	(139,243)
Increase (decrease) in net assets from operations	(75,115)	9,021	(81,057)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	77,913	209,203	139,262
Benefit payments	(9,163)	(1,185)	(155,314)
Payments on termination	(69,488)	(86,348)	(29,982)
Loans	(7,891)	(17,839)	(17,700)
Policy Maintenance Charge	(48,948)	(113,838)	(77,047)
Transfers among the sub-accounts and with the Fixed Account - net	87,168	(4,782)	158,661
Increase (decrease) in net assets from policy transactions	29,591	(14,789)	17,880
INCREASE (DECREASE) IN NET ASSETS	(45,524)	(5,768)	(63,177)
NET ASSETS AT BEGINNING OF PERIOD	1,042,736	973,411	582,306
NET ASSETS AT END OF PERIOD	$997,212	$967,643	$519,129
Accumulation Units outstanding at beginning of period	34,939	29,413	27,235
Units Issued	5,036	2,568	3,129
Units Redeemed	(4,014)	(3,086)	(2,251)
Accumulation Units outstanding at end of period	35,961	28,895	28,113

	Janus Henderson	Janus Henderson	Janus Henderson
	Mid Cap Value	Overseas	Overseas
	Portfolio	Portfolio	Portfolio
	Service Shares	Institutional Shares	Service Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$39,390	$17,912	$82,153
Net realized gains (losses)	404,031	(15,841)	(120,814)
Change in unrealized gains (losses)	(1,050,372)	(156,287)	(734,577)
Increase (decrease) in net assets from operations	(606,951)	(154,216)	(773,238)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	337,210	196,582	459,658
Benefit payments	(40,224)	(660)	(7,305)
Payments on termination	(257,807)	(112,251)	(200,654)
Loans	(17,873)	(14,699)	(38,191)
Policy Maintenance Charge	(201,857)	(98,302)	(262,969)
Transfers among the sub-accounts and with the Fixed Account - net	73,892	41,934	(134,732)
Increase (decrease) in net assets from policy transactions	(106,659)	12,604	(184,193)
INCREASE (DECREASE) IN NET ASSETS	(713,610)	(141,612)	(957,431)
NET ASSETS AT BEGINNING OF PERIOD	4,504,719	1,062,734	5,317,424
NET ASSETS AT END OF PERIOD	$3,791,109	$921,122	$4,359,993
Accumulation Units outstanding at beginning of period	137,810	115,705	593,832
Units Issued	5,088	15,657	36,123
Units Redeemed	(8,322)	(13,459)	(57,230)
Accumulation Units outstanding at end of period	134,576	117,903	572,725

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Janus Henderson	Lazard Retirement	Legg Mason
	Research	Emerging	ClearBridge Variable
	Portfolio	Markets	Large Cap Value
	Institutional Shares	Equity Portfolio	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$73,457	$26,642	$57,694
Net realized gains (losses)	2,501,877	10,983	283,640
Change in unrealized gains (losses)	(3,313,876)	(321,519)	(676,931)
Increase (decrease) in net assets from operations	(738,542)	(283,894)	(335,597)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,597,809	141,366	265,131
Benefit payments	(25,258)	(90,033)	(33,033)
Payments on termination	(1,700,437)	(71,081)	(217,028)
Loans	(242,605)	(12,402)	(65,619)
Policy Maintenance Charge	(1,799,050)	(79,810)	(224,489)
Transfers among the sub-accounts and with the Fixed Account - net	(325,552)	77,890	(578,823)
Increase (decrease) in net assets from policy transactions	(2,495,093)	(34,070)	(853,861)
INCREASE (DECREASE) IN NET ASSETS	(3,233,635)	(317,964)	(1,189,458)
NET ASSETS AT BEGINNING OF PERIOD	32,992,541	1,566,070	4,134,061
NET ASSETS AT END OF PERIOD	$29,758,906	$1,248,106	$2,944,603
Accumulation Units outstanding at beginning of period	828,381	24,431	144,574
Units Issued	3,588	1,545	5,015
Units Redeemed	(63,043)	(2,070)	(36,394)
Accumulation Units outstanding at end of period	768,926	23,906	113,195

	Legg Mason Western
	Assets Variable	MFS® High	MFS® Investors
	Global High Yield	Yield Portfolio	Trust
	Bond Portfolio Class I	Initial Class	Series Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$120,229	$62,470	$32,586
Net realized gains (losses)	(17,867)	(4,643)	556,276
Change in unrealized gains (losses)	(194,159)	(92,535)	(839,754)
Increase (decrease) in net assets from operations	(91,797)	(34,708)	(250,892)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	209,192	123,506	235,882
Benefit payments	(2,089)	(1,424)	(26,715)
Payments on termination	(140,011)	(49,444)	(958,288)
Loans	2,144	(4,741)	(13,750)
Policy Maintenance Charge	(115,262)	(71,181)	(274,544)
Transfers among the sub-accounts and with the Fixed Account - net	(22,053)	11,176	25,286
Increase (decrease) in net assets from policy transactions	(68,079)	7,892	(1,012,129)
INCREASE (DECREASE) IN NET ASSETS	(159,876)	(26,816)	(1,263,021)
NET ASSETS AT BEGINNING OF PERIOD	2,360,084	1,112,092	5,900,315
NET ASSETS AT END OF PERIOD	$2,200,208	$1,085,276	$4,637,294
Accumulation Units outstanding at beginning of period	100,625	89,409	188,274
Units Issued	4,987	5,444	2,065
Units Redeemed	(7,975)	(4,828)	(33,775)
Accumulation Units outstanding at end of period	97,637	90,025	156,564

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS® Mass
	Investors Growth	MFS® New	MFS® Total
	Stock Portfolio	Discovery	Return
	Initial Class	Series Initial Class	Series Initial Class
	2018	2018	2018
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$6,517	$—	$260,544
Net realized gains (losses)	70,703	1,733,856	637,391
Change in unrealized gains (losses)	(67,440)	(1,782,998)	(1,556,466)
Increase (decrease) in net assets from operations	9,780	(49,142)	(658,531)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	79,093	549,416	667,659
Benefit payments	—	(40,357)	(15,339)
Payments on termination	(33,219)	(675,342)	(575,225)
Loans	(6,025)	(80,315)	(6,196)
Policy Maintenance Charge	(56,664)	(482,237)	(595,878)
Transfers among the sub-accounts and with the Fixed Account - net	(7,217)	(197,105)	16,547
Increase (decrease) in net assets from policy transactions	(24,032)	(925,940)	(508,432)
INCREASE (DECREASE) IN NET ASSETS	(14,252)	(975,082)	(1,166,963)
NET ASSETS AT BEGINNING OF PERIOD	1,071,409	10,458,275	12,181,280
NET ASSETS AT END OF PERIOD	$1,057,157	$9,483,193	$11,014,317
Accumulation Units outstanding at beginning of period	79,769	182,852	358,988
Units Issued	1,577	2,452	5,255
Units Redeemed	(3,270)	(17,016)	(20,350)
Accumulation Units outstanding at end of period	78,076	168,288	343,893

			MFS® VIT
	MFS® Utilities	MFS® Value	Growth Series
	Series Initial Class	Series Initial Class	Initial Class
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$29,777	$33,281	$8,748
Net realized gains (losses)	26,546	170,821	1,337,669
Change in unrealized gains (losses)	(28,466)	(421,725)	(1,016,989)
Increase (decrease) in net assets from operations	27,857	(217,623)	329,428
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	239,550	134,970	348,117
Benefit payments	(110,811)	(2,949)	(8,221)
Payments on termination	(141,199)	(94,858)	(966,125)
Loans	671	6,274	207,236
Policy maintenance charge	(144,214)	(98,479)	(417,488)
Transfers among the sub-accounts and with the Fixed Account - net	27,424	29,593	(123,087)
Increase (decrease) in net assets from policy transactions	(128,579)	(25,449)	(959,568)
INCREASE (DECREASE) IN NET ASSETS	(100,722)	(243,072)	(630,140)
NET ASSETS AT BEGINNING OF PERIOD	2,740,179	2,184,713	9,279,635
NET ASSETS AT END OF PERIOD	$2,639,457	$1,941,641	$8,649,495
Accumulation Units outstanding at beginning of period	45,147	64,812	238,318
Units issued	1,596	2,763	10,341
Units redeemed	(3,712)	(3,512)	(32,301)
Accumulation Units outstanding at end of period	43,031	64,063	216,358

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS® VIT		Morgan Stanley
	New Discovery	MFS® VIT	VIF Emerging
	Series	Research Series	Markets Equity
	Service Class	Initial Class	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(5,475)	$29,008	$2,198
Net realized gains (losses)	124,684	535,029	6,346
Change in unrealized gains (losses)	(139,473)	(727,445)	(98,883)
Increase (decrease) in net assets from operations	(20,264)	(163,408)	(90,339)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	32,779	165,488	77,807
Benefit payments	(61,285)	(5,567)	(2,146)
Payments on termination	(29,296)	(83,589)	(17,109)
Loans	(16,786)	(27,619)	(3,758)
Policy maintenance charge	(38,335)	(135,264)	(34,998)
Transfers among the sub-accounts and with the Fixed Account - net	113,611	(30,291)	21,053
Increase (decrease) in net assets from policy transactions	688	(116,842)	40,849
INCREASE (DECREASE) IN NET ASSETS	(19,576)	(280,250)	(49,490)
NET ASSETS AT BEGINNING OF PERIOD	705,397	4,024,115	499,627
NET ASSETS AT END OF PERIOD	$685,821	$3,743,865	$450,137
Accumulation Units outstanding at beginning of period	23,840	118,953	44,928
Units issued	2,780	2,179	7,870
Units redeemed	(2,871)	(5,408)	(3,755)
Accumulation Units outstanding at end of period	23,749	115,724	49,043

	Morgan Stanley		Morningstar
	VIF	VIF U.S.	Aggressive Growth
	Growth	Real Estate	ETF Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,154)	$169,550	$144,180
Net realized gains (losses)	934,208	108,932	852,131
Change in unrealized gains (losses)	(641,901)	(755,255)	(1,835,934)
Increase (decrease) in net assets from operations	284,153	(476,773)	(839,623)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	243,063	486,335	2,574,525
Benefit payments	(42,833)	(40,817)	(15,919)
Payments on termination	(231,700)	(281,930)	(915,903)
Loans	3,264	(20,160)	(70,021)
Policy maintenance charge	(189,012)	(301,796)	(1,283,368)
Transfers among the sub-accounts and with the Fixed Account - net	102,844	(107,667)	(339,532)
Increase (decrease) in net assets from policy transactions	(114,374)	(266,035)	(50,218)
INCREASE (DECREASE) IN NET ASSETS	169,779	(742,808)	(889,841)
NET ASSETS AT BEGINNING OF PERIOD	3,659,015	6,439,063	9,031,661
NET ASSETS AT END OF PERIOD	$3,828,794	$5,696,255	$8,141,820
Accumulation Units outstanding at beginning of period	84,939	132,562	506,421
Units issued	9,664	4,653	63,085
Units redeemed	(11,395)	(10,141)	(61,785)
Accumulation Units outstanding at end of period	83,208	127,074	507,721

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morningstar	Morningstar	Morningstar
	Balanced	Conservative ETF	Growth ETF
	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$249,769	$28,311	$323,392
Net realized gains (losses)	1,077,075	14,831	1,856,981
Change in unrealized gains (losses)	(2,034,808)	(67,494)	(3,517,609)
Increase (decrease) in net assets from operations	(707,964)	(24,352)	(1,337,236)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,326,442	289,860	4,054,496
Benefit payments	(6,515)	(471)	(1,183)
Payments on termination	(1,524,548)	(43,481)	(1,333,891)
Loans	8,757	191	(301,303)
Policy maintenance charge	(1,399,914)	(184,601)	(2,124,921)
Transfers among the sub-accounts and with the Fixed Account - net	116,204	76,575	(412,101)
Increase (decrease) in net assets from policy transactions	(479,574)	138,073	(118,903)
INCREASE (DECREASE) IN NET ASSETS	(1,187,538)	113,721	(1,456,139)
NET ASSETS AT BEGINNING OF PERIOD	12,159,710	1,132,019	17,530,338
NET ASSETS AT END OF PERIOD	$10,972,172	$1,245,740	$16,074,199
Accumulation Units outstanding at beginning of period	685,067	79,595	976,102
Units issued	64,390	20,299	95,178
Units redeemed	(82,406)	(10,431)	(87,117)
Accumulation Units outstanding at end of period	667,051	89,463	984,163

	Morningstar Income	PIMCO VIT	PIMCO VIT Real
	and Growth ETF	Int. Bond	Return
	Asset Allocation	U.S. Dollar-Hedged	Portfolio
	Portfolio Class I	Admin. Shares	Admin. Shares
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$60,283	$37,065	$84,826
Net realized gains (losses)	91,612	26,875	(14,996)
Change in unrealized gains (losses)	(249,822)	(2,577)	(146,657)
Increase (decrease) in net assets from operations	(97,927)	61,363	(76,827)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	513,219	212,563	336,842
Benefit payments	(63,374)	(13,847)	(38,532)
Payments on termination	(70,950)	(142,866)	(176,492)
Loans	(29,072)	115	(6,399)
Policy maintenance charge	(351,367)	(205,333)	(183,348)
Transfers among the sub-accounts and with the Fixed Account - net	109,273	(16,759)	80,311
Increase (decrease) in net assets from policy transactions	107,729	(166,127)	12,382
INCREASE (DECREASE) IN NET ASSETS	9,802	(104,764)	(64,445)
NET ASSETS AT BEGINNING OF PERIOD	2,328,734	3,187,844	3,439,751
NET ASSETS AT END OF PERIOD	$2,338,536	$3,083,080	$3,375,306
Accumulation Units outstanding at beginning of period	148,336	143,363	194,322
Units issued	17,824	13,780	11,667
Units redeemed	(10,688)	(21,380)	(11,009)
Accumulation Units outstanding at end of period	155,472	135,763	194,980

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO VIT		Putnam
	Total Return	Putnam	VT International
	Portfolio	VT High Yield	Value Fund
	Admin. Shares	Fund Class IA	Class IA
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$335,235	$63,947	$19,802
Net realized gains (losses)	125,706	(4,982)	(679)
Change in unrealized gains (losses)	(559,119)	(96,352)	(182,171)
Increase (decrease) in net assets from operations	(98,178)	(37,387)	(163,048)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	1,021,384	65,177	38,127
Benefit payments	(29,099)	(15,075)	—
Payments on termination	(850,189)	(43,291)	(44,651)
Loans	(79,772)	(5,209)	(47,852)
Policy maintenance charge	(810,999)	(51,507)	(27,065)
Transfers among the sub-accounts and with the Fixed Account - net	(93,810)	(13,849)	59,452
Increase (decrease) in net assets from policy transactions	(842,485)	(63,754)	(21,989)
INCREASE (DECREASE) IN NET ASSETS	(940,663)	(101,141)	(185,037)
NET ASSETS AT BEGINNING OF PERIOD	14,223,354	1,108,515	942,986
NET ASSETS AT END OF PERIOD	$13,282,691	$1,007,374	$757,949
Accumulation Units outstanding at beginning of period	656,452	34,962	30,858
Units issued	24,528	937	2,611
Units redeemed	(64,591)	(2,945)	(3,450)
Accumulation Units outstanding at end of period	616,389	32,954	30,019

	Putnam
	VT International	T. Rowe Price	T. Rowe Price
	Value Fund	Blue Chip Growth	Equity Income
	Class IB	Portfolio I	Portfolio I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$45,960	$—	$547,786
Net realized gains (losses)	(2,868)	560,355	2,787,378
Change in unrealized gains (losses)	(503,539)	(419,286)	(5,840,505)
Increase (decrease) in net assets from operations	(460,447)	141,069	(2,505,341)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	100,035	355,265	1,641,894
Benefit payments	(90,614)	(8,005)	(32,467)
Payments on termination	(125,740)	(516,952)	(1,511,506)
Loans	11,301	22,576	(259,165)
Policy maintenance charge	(91,311)	(242,430)	(1,200,703)
Transfers among the sub-accounts and with the Fixed Account - net	196,783	(6,749)	(132,400)
Increase (decrease) in net assets from policy transactions	454	(396,295)	(1,494,347)
INCREASE (DECREASE) IN NET ASSETS	(459,993)	(255,226)	(3,999,688)
NET ASSETS AT BEGINNING OF PERIOD	2,599,397	5,412,643	27,921,568
NET ASSETS AT END OF PERIOD	$2,139,404	$5,157,417	$23,921,880
Accumulation Units outstanding at beginning of period	119,025	141,239	703,194
Units issued	11,497	4,575	9,276
Units redeemed	(11,628)	(13,767)	(46,763)
Accumulation Units outstanding at end of period	118,894	132,047	665,707

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	International	Mid-Cap	New America
	Stock I	Growth I	Growth I
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$56,065	$—	$5,047
Net realized gains (losses)	473,826	2,163,522	453,718
Change in unrealized gains (losses)	(1,130,714)	(2,241,016)	(399,647)
Increase (decrease) in net assets from operations	(600,823)	(77,494)	59,118
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	230,756	466,367	147,083
Benefit payments	(10,080)	(9,244)	(107,132)
Payments on termination	(454,315)	(1,588,674)	(404,893)
Loans	(39,086)	(671,873)	(25,218)
Policy maintenance charge	(222,440)	(585,407)	(128,344)
Transfers among the sub-accounts and with the Fixed Account - net	(116,408)	(851,445)	(1,557)
Increase (decrease) in net assets from policy transactions	(611,573)	(3,240,276)	(520,061)
INCREASE (DECREASE) IN NET ASSETS	(1,212,396)	(3,317,770)	(460,943)
NET ASSETS AT BEGINNING OF PERIOD	4,653,330	13,732,966	3,254,798
NET ASSETS AT END OF PERIOD	$3,440,934	$10,415,196	$2,793,855
Accumulation Units outstanding at beginning of period	197,622	176,253	85,622
Units issued	7,885	826	2,145
Units redeemed	(35,183)	(40,637)	(15,113)
Accumulation Units outstanding at end of period	170,324	136,442	72,654

	VanEck VIP	VanEck VIP	Wells Fargo
	Emerging	Global	VT Advantage
	Markets	Hard Assets	Discovery
	Fund Initial Class	Fund Initial Class	Fund
	2018	2018	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,321	$—	$—
Net realized gains (losses)	53,472	(36,501)	956,971
Change in unrealized gains (losses)	(1,330,170)	(917,341)	(1,345,277)
Increase (decrease) in net assets from operations	(1,262,377)	(953,842)	(388,306)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	416,443	359,115	273,653
Benefit payments	—	(67,642)	(26,546)
Payments on termination	(332,620)	(129,347)	(298,765)
Loans	(42,054)	(838)	(88,450)
Policy maintenance charge	(231,323)	(166,980)	(279,680)
Transfers among the sub-accounts and with the Fixed Account - net	144,342	131,544	(74,769)
Increase (decrease) in net assets from policy transactions	(45,212)	125,852	(494,557)
INCREASE (DECREASE) IN NET ASSETS	(1,307,589)	(827,990)	(882,863)
NET ASSETS AT BEGINNING OF PERIOD	5,538,340	3,318,885	6,391,189
NET ASSETS AT END OF PERIOD	$4,230,751	$2,490,895	$5,508,326
Accumulation Units outstanding at beginning of period	128,847	120,226	159,067
Units issued	8,396	11,891	1,931
Units redeemed	(8,605)	(6,313)	(13,487)
Accumulation Units outstanding at end of period	128,638	125,804	147,511

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

Wells Fargo
VT Advantage
Opportunity
FundSM
2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,381
Net realized gains (losses)	921,528
Change in unrealized gains (losses)	(1,430,550)
Increase (decrease) in net assets from operations	(494,641)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	385,557
Benefit payments	(67,442)
Payments on termination	(721,373)
Loans	(86,399)
Policy maintenance charge	(392,344)
Transfers among the sub-accounts and with the Fixed Account - net	31,671
Increase (decrease) in net assets from policy transactions	(850,330)
INCREASE (DECREASE) IN NET ASSETS	(1,344,971)
NET ASSETS AT BEGINNING OF PERIOD	8,066,718
NET ASSETS AT END OF PERIOD	$6,721,747
Accumulation Units outstanding at beginning of period	267,785
Units issued	2,989
Units redeemed	(30,467)
Accumulation Units outstanding at end of period	240,307

See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
Lincoln Benefit Life Variable Life Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company (“Lincoln Benefit”). The assets of the Account are legally segregated from those of Lincoln Benefit. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
On December 31, 2019, Guaranty Income Life Insurance Company (“GILICO”), an Iowa-domiciled insurance company, completed the indirect acquisition (the “Transaction”) of Lincoln Benefit and subsidiaries. Prior to December 31, 2019, Lincoln Benefit was an indirect subsidiary of RL LP (formerly Resolution Life LP) and RL Parallel LP (formerly Resolution Life (Parallel) LP).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). Lincoln Benefit issued six life insurance products: the Investor’s Select, the Consultant, the Consultant SL, the Consultant Protector, the Consultant Accumulator, and the Total Accumulator (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. All of the Policies, are closed to new policyholders, but continue to accept deposits from existing policyholders. Absent any policy provisions wherein Lincoln Benefit contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

AB VPS Growth and Income Class A
AB VPS International Growth Class A
AB VPS International Value Class A
AB VPS Small Cap Growth Class A
AB VPS Small/Mid Cap Value Class A
Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income & Growth Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
DWS Bond VIP Class A
DWS Core Equity VIP Class A
DWS CROCI® International VIP Class A
DWS Equity 500 Index VIP Class A
DWS Global Income Builder VIP Class A II
DWS Global Small Cap VIP Class A
DWS Small Cap Index VIP Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
Fidelity® VIP Asset Manager Portfolio Initial Class
Fidelity® VIP ContrafundSM Portfolio Initial Class*
Fidelity® VIP Emerging Markets Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class*
Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth & Income Portfolio Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Index 500 Portfolio Initial Class
Fidelity® VIP Index 500 Portfolio Service Class
Fidelity® VIP Investment Grade Bond Portfolio Initial Class
Fidelity® VIP Mid Cap Portfolio Initial Class

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Fidelity® VIP Overseas Portfolio Initial Class
Fidelity® VIP Real Estate Portfolio Initial Class
Fidelity® VIP Value Strategies Portfolio Initial Class
Franklin Templeton Global Bond VIP Fund Class 1
Franklin Templeton Income VIP Fund Class 1
Franklin Templeton Mutual Global Discovery VIP Fund Class 1
Franklin Templeton Mutual Shares VIP Fund Class 1
Franklin Templeton Small Cap Value VIP Fund Class 1
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1
Franklin Templeton Strategic Income VIP Fund Class 1
Franklin Templeton U.S. Government Securities VIP Fund Class 1
Guggenheim VT U.S. Long Short Equity Fund
Invesco Oppenheimer VI Conservative Balance Fund Series I*
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund*
Invesco Oppenheimer VI Global Fund Series I*
Invesco Oppenheimer VI Global Fund Series II*
Invesco Oppenheimer VI Global Strategic Fund Series I*
Invesco Oppenheimer VI International Growth Fund Series I*
Invesco Oppenheimer VI International Growth Fund Series II*
Invesco Oppenheimer VI Main Street Fund® Series I*
Invesco Oppenheimer VI Main Street Small Cap Fund® Series I*
Invesco Oppenheimer VI Main Street Small Cap Fund® Series II*
Invesco Oppenheimer VI Total Return Bond Fund Series I*
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Growth and Income Fund Series II
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Mid Cap Growth Fund Series II
Invesco V.I. Value Opportunity
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Balanced Portfolio Service Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Global Technology Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Service Shares
Janus Henderson Overseas Portfolio Institutional Shares
Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Research Portfolio Institutional Shares
Lazard Retirement Emerging Markets Equity Portfolio
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I
MFS® High Yield Portfolio Initial Class
MFS® Investors Trust Series Initial Class
MFS® Mass Investors Growth Stock Portfolio Initial Class
MFS® New Discovery Series Initial Class
MFS® Total Return Series Initial Class
MFS® Utilities Series Initial Class

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

MFS® Value Series Initial Class
MFS® VIT Growth Series Initial Class
MFS® VIT New Discovery Series Service Class
MFS® VIT Research Series Initial Class
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares
PIMCO VIT Real Return Portfolio Admin. Shares
PIMCO VIT Total Return Portfolio Admin. Shares
Putnam VT High Yield Fund Class IA
Putnam VT International Value Fund Class IA
Putnam VT International Value Fund Class IB
T. Rowe Price Blue Chip Growth Portfolio I
T. Rowe Price Equity Income Portfolio I
T. Rowe Price International Stock I
T. Rowe Price Mid-Cap Growth I
T. Rowe Price New America Growth I
VanEck VIP Emerging Markets Fund Initial Class
VanEck VIP Global Hard Assets Fund Initial Class
Wells Fargo VT Advantage Discovery Fund
Wells Fargo VT Advantage Opportunity FundSM
*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2019.
The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders’ deposits are included in the Lincoln Benefit general account assets and earn a fixed rate of return.
A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual funds. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
Subsequent Event -The coronavirus (“COVID-19”) outbreak has had an adverse impact on the market values of fixed income and equity securities, including sub-accounts of Lincoln Benefit Life Variable Life Account. Future performance will depend on developments, including the duration and spread of the outbreak and capital market conditions, including the pace of economic recovery. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets or the overall economy are impacted for an extended period, the future investment results of Lincoln Benefit Life Variable Life Account may be materially adversely affected.
2. Portfolio changes
The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2019:

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

New fund name	Old fund name
Fidelity® VIP ContrafundSM Portfolio Initial Class	Fidelity® VIP Contrafund Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
Invesco Oppenheimer VI Conservative Balanced Fund Series I	Oppenheimer Conservative Balanced Fund/VA
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I	Oppenheimer Discovery Mid-Cap Growth Fund/VA
Invesco Oppenheimer VI Global Fund Series I	Oppenheimer Global Fund/VA
Invesco Oppenheimer VI Global Fund Series II	Oppenheimer Global Fund/VA Service Shares
Invesco Oppenheimer VI Global Strategic Income Fund Series I	Oppenheimer Global Strategic Income Fund/VA
Invesco Oppenheimer VI International Growth Fund Series I	Oppenheimer International Growth Fund/VA
Invesco Oppenheimer VI International Growth Fund Series II	Oppenheimer International Growth Fund/VA Service Shares
Invesco Oppenheimer VI Main Street Fund® Series I	Oppenheimer Main Street Fund®/VA
Invesco Oppenheimer VI Main Street Small Cap Fund® Series I	Oppenheimer Main Street Small Cap Fund®/VA
Invesco Oppenheimer VI Main Street Small Cap Fund® Series II	Oppenheimer Main Street Small Cap Fund®/VA Service Shares
Invesco Oppenheimer VI Total Return Bond Fund Series I	Oppenheimer Total Return Bond Fund/VA
Wells Fargo VT Opportunity FundSM	Wells Fargo VT Advantage Opportunity Fund
3.    Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gains distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2019. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2019, there were no transfers between fair value levels.
5.    Expenses
Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from the first 9 years to the first 12 years depending upon the policy, and varies based upon several variables including the policyholder’s age and account value at the time of surrender. The charge ranges from $2.27 to $56.58 per $1,000 of face amount. These amounts are included in payments on terminations and reported on the Statements of Changes in Net Assets.
Monthly Deductions - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Lincoln Benefit will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Lincoln Benefit for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The table below describes the deductions for each product. All deductions are made monthly unless otherwise noted below.

Product	Cost of insurance	Administrative expense charge (per $1,000 initial face amount)	Policy fee	Mortality and expense risk charge (as a % of total monthly sub-account value)
Investor’s Select	Varies	Years 1 - 12: .20% of policy value; 0% thereafter (deducted annually)	$5,000	Annual rate 0.70% (deducted daily)
Consultant SL	Varies	Years 1 - 7: $1.44; $0 thereafter	$7,500	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant	Varies	N/A	$7,500	Years 1 - 14: 0.72%; 0.36% thereafter
Consultant Protector	Varies	Annual rate: Years 1 - 20: 0.3504%; 0.1992% thereafter	$10,000	Annual rate years 1 - 14: 0.55%; 0.15% thereafter
Consultant Accumulator	Varies	Minimum $0.25 Maximum $2.50	$10,000	Annual rate years 1-10: 0.55%; 0.15% thereafter
Total Accumulator	Varies	$0.09 per $1,000 on the first $100,000	$15,000	Monthly rate years 1-10: 0.058%; 0.024% thereafter

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Cost of Insurance - On all policies, Lincoln Benefit charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. The cost of insurance is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Administrative Expense Charge - Lincoln Benefit deducts an administrative expense charge on a monthly or annual basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The administrative expense charge is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Policy Fee - On all policies, Lincoln Benefit deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The policy fee is recognized as redemption of units, and is included in policy maintenance charge reported on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. The mortality and expense risk charge for the Investor’s Select product is recognized as a reduction in the accumulated unit value, reported on the Statement of Operations, while the mortality and expense risk charge for Consultant, Consultant SL, Consultant Protector, Consultant Accumulator and Total Accumulator products are recognized as redemption of units, and are included in policy maintenance charge reported on the Statements of Changes in Net Assets.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

6.    Purchases of Investments
The cost of investments purchased during the year ended December 31, 2019 was as follows:

Sub-Account	Purchases
AB VPS Growth and Income Class A	$142,507
AB VPS International Growth Class A	64,191
AB VPS International Value Class A	33,987
AB VPS Small Cap Growth Class A	202,544
AB VPS Small/Mid Cap Value Class A	159,833
Alger Balanced Class I-2	83,245
Alger Capital Appreciation Class I-2	4,294,454
Alger Income & Growth Class I-2	746,356
Alger Large Cap Growth Class I-2	599,126
Alger MidCap Growth Class I-2	3,748,607
Alger SmallCap Growth Class I-2	673,131
DWS Bond VIP Class A	442,552
DWS Core Equity VIP Class A	310,536
DWS CROCI® International VIP Class A	162,465
DWS Equity 500 Index VIP Class A	354,495
Global Income Builder VIP Class A II	218,150
DWS Global Small Cap VIP Class A	453,303
DWS Small Cap Index VIP Class A	281,401
Federated Fund for U.S. Government Securities II	404,343
Federated High Income Bond Fund II	663,209
Federated Managed Volatility Fund II	192,556
Fidelity® VIP Asset Manager Portfolio Initial Class	1,000,730
Fidelity® VIP ContrafundSM Portfolio Initial Class*	10,435,697
Fidelity® VIP Emerging Markets Portfolio Initial Class	96,304
Fidelity® VIP Equity-Income PortfolioSM Initial Class*	4,092,491
Fidelity® VIP Government Money Market Portfolio Initial Class	4,170,932
Fidelity® VIP Growth & Income Portfolio Initial Class	222,138
Fidelity® VIP Growth Portfolio Initial Class	4,449,397
Fidelity® VIP High Income Portfolio Initial Class	130,313
Fidelity® VIP Index 500 Portfolio Initial Class	4,703,964
Fidelity® VIP Index 500 Portfolio Service Class	1,252,670
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	619,573
Fidelity® VIP Mid Cap Portfolio Initial Class	690,894
Fidelity® VIP Overseas Portfolio Initial Class	1,612,457
Fidelity® VIP Real Estate Portfolio Initial Class	298,935
Fidelity® VIP Value Strategies Portfolio Initial Class	62,301
Franklin Templeton Global Bond VIP Fund Class 1	235,910
Franklin Templeton Income VIP Fund Class 1	155,737
Franklin Templeton Mutual Global Discovery VIP Fund Class 1	252,203
Franklin Templeton Mutual Shares VIP Fund Class 1	97,776
Franklin Templeton Small Cap Value VIP Fund Class 1	359,696

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1	$223,775
Franklin Templeton Strategic Income VIP Fund Class 1	91,487
Franklin Templeton U.S. Government Securities VIP Fund Class 1	61,951
Guggenheim VT U.S. Long Short Equity Fund	89,542
Invesco Oppenheimer VI Conservative Balance Fund Series I*	59,348
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund*	374,443
Invesco Oppenheimer VI Global Fund Series I*	293,794
Invesco Oppenheimer VI Global Fund Series II*	1,857,265
Invesco Oppenheimer VI Global Strategic Fund Series I*	34,611
Invesco Oppenheimer VI International Growth Fund Series I*	279,585
Invesco Oppenheimer VI International Growth Fund Series II*	229,411
Invesco Oppenheimer VI Main Street Fund® Series I*	148,518
Invesco Oppenheimer VI Main Street Small Cap Fund® Series I*	1,496,818
Invesco Oppenheimer VI Main Street Small Cap Fund® Series II*	1,948,579
Invesco Oppenheimer VI Total Return Bond Fund Series I*	44,427
Invesco V.I. American Franchise	375,090
Invesco V.I. American Value	1,132,896
Invesco V.I. Core Equity	121,080
Invesco V.I. Government Securities	168,530
Invesco V.I. Growth and Income Fund Series I	945,193
Invesco V.I. Growth and Income Fund Series II	769,879
Invesco V.I. High Yield	43,168
Invesco V.I. Mid Cap Core Equity	350,901
Invesco V.I. Mid Cap Growth Fund Series II	851,455
Invesco V.I. Value Opportunity	1,387,710
Janus Henderson Balanced Portfolio Institutional Shares	2,283,569
Janus Henderson Balanced Portfolio Service Shares	676,817
Janus Henderson Enterprise Portfolio Institutional Shares	3,557,477
Janus Henderson Flexible Bond Portfolio Institutional Shares	474,785
Janus Henderson Forty Portfolio Institutional Shares	1,145,711
Janus Henderson Global Research Portfolio Institutional Shares	2,513,127
Janus Henderson Global Research Portfolio Service Shares	115,971
Janus Henderson Global Technology Portfolio Institutional Shares	159,489
Janus Henderson Mid Cap Value Portfolio Institutional Shares	121,666
Janus Henderson Mid Cap Value Portfolio Service Shares	506,891
Janus Henderson Overseas Portfolio Institutional Shares	116,020
Janus Henderson Overseas Portfolio Service Shares	375,964
Janus Henderson Research Portfolio Institutional Shares	4,047,408
Lazard Retirement Emerging Markets Equity Portfolio	102,654
Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I	1,237,897
Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I	274,267
MFS® High Yield Portfolio Initial Class	200,743
MFS® Investors Trust Series Initial Class	411,259
MFS® Mass Investors Growth Stock Portfolio Initial Class	158,412

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

MFS® New Discovery Series Initial Class	$2,550,629
MFS® Total Return Series Initial Class	774,427
MFS® Utilities Series Initial Class	232,236
MFS® Value Series Initial Class	208,938
MFS® VIT Growth Series Initial Class	1,928,319
MFS® VIT New Discovery Series Service Class	196,835
MFS® VIT Research Series Initial Class	586,731
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	94,439
Morgan Stanley VIF Growth Portfolio Class I	478,063
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	609,989
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	1,449,191
Morningstar Balanced ETF Asset Allocation Portfolio Class I	1,444,778
Morningstar Conservative ETF Asset Allocation Portfolio Class I	175,556
Morningstar Growth ETF Asset Allocation Portfolio Class I	2,754,195
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	375,281
PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares	326,400
PIMCO VIT Real Return Portfolio Admin. Shares	227,250
PIMCO VIT Total Return Portfolio Admin. Shares	1,121,699
Putnam VT High Yield Fund Class IA	98,329
Putnam VT International Value Fund Class IA	122,551
Putnam VT International Value Fund Class IB	541,575
T. Rowe Price Blue Chip Growth Portfolio I	406,794
T. Rowe Price Equity Income Portfolio I	3,482,068
T. Rowe Price International Stock I	1,127,752
T. Rowe Price Mid-Cap Stock*	1,689,614
T. Rowe Price New America Growth I	394,891
VanEck VIP Emerging Markets Fund Initial Class	276,827
VanEck VIP Global Hard Assets Fund Initial Class	351,279
Wells Fargo VT Advantage Discovery Fund	816,835
Wells Fargo VT Advantage Opportunity FundSM	1,165,663
7. Financial Highlights
Lincoln Benefit offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
In the table below, the accumulation units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios assessed by Lincoln Benefit and the corresponding range of total return is presented for each policy option of the sub-accounts that had outstanding units during the period. Only rider options within each sub-account that had accumulation units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. These ranges of lowest to highest accumulation unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest accumulation unit values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Items in the following table are notated as follows:
*Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
**Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***
AB VPS Growth and Income Class A
2019	25	$25.61	-	$25.61	$641	1.23%	0.00 - 0.00%	23.91	-	23.91%
2018	34	20.67	-	20.67	528	0.99	0.00 - 0.00	(5.61)	-	(5.61)
2017	30	21.89	-	21.89	663	1.47	0.00 - 0.00	18.92	-	18.92
2016	29	18.41	-	18.41	536	0.98	0.00 - 0.00	11.30	-	11.30
2015	30	16.54	-	16.54	493	1.46	0.00 - 0.00	1.70	-	1.70
AB VPS International Growth Class A
2019	45	11.77	-	11.77	528	0.58	0.00 - 0.00	27.53	-	27.53
2018	43	9.23	-	9.23	394	0.65	0.00 - 0.00	(17.41)	-	(17.41)
2017	43	11.17	-	11.17	477	1.14	0.00 - 0.00	35.02	-	35.02
2016	38	8.27	-	8.27	313	—	0.00 - 0.00	(6.87)	-	(6.87)
2015	35	8.88	-	8.88	307	0.34	0.00 - 0.00	(1.87)	-	(1.87)
AB VPS International Value Class A
2019	28	8.37	-	8.37	238	0.94	0.00 - 0.00	17.14	-	17.14
2018	31	7.15	-	7.15	221	1.57	0.00 - 0.00	(22.79)	-	(22.79)
2017	28	9.26	-	9.26	263	2.51	0.00 - 0.00	25.42	-	25.42
2016	23	7.38	-	7.38	167	1.28	0.00 - 0.00	(0.50)	-	(0.50)
2015	23	7.42	-	7.42	174	2.73	0.00 - 0.00	2.59	-	2.59

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	AB VPS Small Cap Growth Class A
2019	28	$38.72	-	$38.72	$1,092	—%	0.00 - 0.00%	36.40	-	36.40%
2018	29	28.39	-	28.39	829	—	0.00 - 0.00	(0.89)	-	(0.89)
2017	29	28.64	-	28.64	844	—	0.00 - 0.00	34.12	-	34.12
2016	28	21.36	-	21.36	590	—	0.00 - 0.00	6.46	-	6.46
2015	24	20.06	-	20.06	475	—	0.00 - 0.00	(1.25)	-	(1.25)
	AB VPS Small/Mid Cap Value Class A
2019	28	25.42	-	25.42	723	0.60	0.00 - 0.00	20.10	-	20.10
2018	28	21.17	-	21.17	594	0.49	0.00 - 0.00	(15.03)	-	(15.03)
2017	25	24.91	-	24.91	630	0.43	0.00 - 0.00	13.15	-	13.15
2016	19	22.01	-	22.01	418	0.60	0.00 - 0.00	25.09	-	25.09
2015	17	17.60	-	17.60	297	0.78	0.00 - 0.00	(5.49)	-	(5.49)
	Alger Balanced Class I-2
2019	25	19.96	-	19.96	491	1.61	0.00 - 0.00	19.50	-	19.50
2018	22	16.70	-	16.70	370	4.23	0.00 - 0.00	(3.32)	-	(3.32)
2017	21	17.28	-	17.28	359	3.13	0.00 - 0.00	15.44	-	15.44
2016	18	14.97	-	14.97	266	2.02	0.00 - 0.00	8.51	-	8.51
2015	16	13.79	-	13.79	224	2.22	0.00 - 0.00	1.47	-	1.47
	Alger Capital Appreciation Class I-2
2019	471	35.65	-	81.38	31,731	—	0.00 - 0.00	33.58	-	33.58
2018	504	26.68	-	60.92	25,652	0.08	0.00 - 0.00	(0.10)	-	(0.10)
2017	515	26.71	-	60.98	26,666	0.17	0.00 - 0.00	31.08	-	31.08
2016	516	20.38	-	46.52	21,102	0.19	0.00 - 0.00	0.50	-	0.50
2015	523	20.28	-	46.29	21,765	0.08	0.00 - 0.00	6.19	-	6.19
	Alger Income & Growth Class I-2
2019	156	43.84	-	43.84	6,835	1.61	0.00 - 0.00	29.47	-	29.47
2018	165	33.86	-	33.86	5,579	1.66	0.00 - 0.00	(4.61)	-	(4.61)
2017	174	35.50	-	35.50	6,187	1.52	0.00 - 0.00	21.32	-	21.32
2016	190	29.26	-	29.26	5,550	1.79	0.00 - 0.00	10.24	-	10.24
2015	202	26.54	-	26.54	5,356	1.69	0.00 - 0.00	0.98	-	0.98
	Alger Large Cap Growth Class I-2
2019	388	27.02	-	40.58	15,287	—	0.00 - 0.00	27.43	-	27.43
2018	410	21.20	-	31.84	12,679	—	0.00 - 0.00	2.21	-	2.21
2017	458	20.74	-	31.16	13,903	—	0.00 - 0.00	28.46	-	28.46
2016	482	16.15	-	24.25	11,409	—	0.00 - 0.00	(0.83)	-	(0.83)
2015	507	16.28	-	24.46	12,134	—	0.00 - 0.00	1.72	-	1.72
	Alger MidCap Growth Class I-2
2019	602	21.18	-	53.87	29,813	—	0.00 - 0.00	30.26	-	30.26
2018	632	16.26	-	41.36	24,132	—	0.00 - 0.00	(7.44)	-	(7.44)
2017	670	17.57	-	44.69	27,830	—	0.00 - 0.00	29.79	-	29.79
2016	707	13.54	-	34.43	22,842	—	0.00 - 0.00	0.97	-	0.97
2015	736	13.40	-	34.10	23,869	—	0.00 - 0.00	(1.56)	-	(1.56)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Alger SmallCap Growth Class I-2
2019	187	$41.77	-	$41.77	$7,817	—%	0.00 - 0.00%	29.34	-	29.34%
2018	201	32.29	-	32.29	6,485	—	0.00 - 0.00	1.44	-	1.44
2017	216	31.83	-	31.83	6,877	—	0.00 - 0.00	28.73	-	28.73
2016	237	24.73	-	24.73	5,852	—	0.00 - 0.00	6.24	-	6.24
2015	261	23.28	-	23.28	6,087	—	0.00 - 0.00	(3.32)	-	(3.32)
	DWS Bond VIP Class A
2019	247	21.93	-	23.94	5,485	3.06	0.00 - 0.70	9.85	-	10.62
2018	253	19.82	-	21.80	5,097	4.45	0.00 - 0.70	(3.34)	-	(2.65)
2017	258	20.36	-	22.55	5,339	2.45	0.00 - 0.70	5.10	-	5.83
2016	268	19.24	-	21.46	5,256	5.43	0.00 - 0.70	5.19	-	5.93
2015	281	18.17	-	20.40	5,206	3.00	0.00 - 0.70	(0.99)	-	(0.29)
	DSW Core Equity VIP Class A
2019	65	37.12	-	37.12	2,412	1.09	0.00 - 0.00	30.30	-	30.30
2018	71	28.48	-	28.48	2,022	1.78	0.00 - 0.00	(5.69)	-	(5.69)
2017	78	30.20	-	30.20	2,345	1.18	0.00 - 0.00	21.02	-	21.02
2016	87	24.96	-	24.96	2,179	1.35	0.00 - 0.00	10.48	-	10.48
2015	92	22.59	-	22.59	2,087	0.84	0.00 - 0.00	5.25	-	5.25
	DWS CROCI® International VIP Class A
2019	100	16.12	-	16.12	1,616	2.92	0.00 - 0.00	21.77	-	21.77
2018	95	13.24	-	13.24	1,259	1.04	0.00 - 0.00	(14.39)	-	(14.39)
2017	109	15.46	-	15.46	1,691	7.19	0.00 - 0.00	21.96	-	21.96
2016	118	12.68	-	12.68	1,494	9.88	0.00 - 0.00	0.74	-	0.74
2015	119	12.59	-	12.59	1,499	4.29	0.00 - 0.00	(5.48)	-	(5.48)
	DWS Equity 500 Index VIP Class A
2019	81	52.68	-	52.68	4,246	1.96	0.00 - 0.00	31.19	-	31.19
2018	85	40.16	-	40.16	3,408	1.67	0.00 - 0.00	(4.65)	-	(4.65)
2017	88	42.11	-	42.11	3,701	1.75	0.00 - 0.00	21.53	-	21.53
2016	96	34.65	-	34.65	3,311	1.99	0.00 - 0.00	11.61	-	11.61
2015	98	31.05	-	31.05	3,041	1.63	0.00 - 0.00	1.13	-	1.13
	DWS Global Income Builder VIP Class A II
2019	175	20.42	-	22.63	3,934	3.80	0.00 - 0.70	19.33	-	20.16
2018	180	17.11	-	18.83	3,366	3.78	0.00 - 0.70	(8.31)	-	(7.66)
2017	197	18.67	-	20.40	3,992	2.96	0.00 - 0.70	15.73	-	16.54
2016	210	16.13	-	17.50	3,651	4.15	0.00 - 0.70	6.07	-	6.81
2015	225	15.21	-	16.38	3,662	3.21	0.00 - 0.70	(2.13)	-	(1.44)
	DSW Global Small Cap VIP Class A
2019	89	45.07	-	45.07	4,017	—	0.00 - 0.00	21.29	-	21.29
2018	91	37.16	-	37.16	3,389	0.28	0.00 - 0.00	(20.51)	-	(20.51)
2017	93	46.74	-	46.74	4,365	—	0.00 - 0.00	20.02	-	20.02
2016	100	38.95	-	38.95	3,907	0.38	0.00 - 0.00	1.57	-	1.57
2015	108	38.34	-	38.34	4,149	1.01	0.00 - 0.00	1.16	-	1.16

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	DWS Small Cap Index VIP Class A
2019	23	$55.31	-	$55.31	$1,295	1.02%	0.00 - 0.00%	25.22	-	25.22%
2018	24	44.17	-	44.17	1,058	0.95	0.00 - 0.00	(11.23)	-	(11.23)
2017	26	49.75	-	49.75	1,309	0.95	0.00 - 0.00	14.33	-	14.33
2016	28	43.52	-	43.52	1,216	1.05	0.00 - 0.00	21.03	-	21.03
2015	30	35.96	-	35.96	1,072	1.04	0.00 - 0.00	(4.60)	-	(4.60)
	Federated Fund for U.S. Government Securities II
2019	222	22.68	-	24.82	5,112	2.40	0.00 - 0.70	5.16	-	5.90
2018	234	21.42	-	23.60	5,101	2.41	0.00 - 0.70	(0.25)	-	0.45
2017	242	21.32	-	23.66	5,257	2.34	0.00 - 0.70	1.22	-	1.92
2016	259	20.92	-	23.37	4,360	2.43	0.00 - 0.70	0.90	-	1.61
2015	300	20.59	-	23.17	5,071	2.70	0.00 - 0.70	(0.18)	-	0.52
	Federated High Income Bond Fund II
2019	189	34.26	-	44.74	6,920	6.10	0.00 - 0.70	13.74	-	14.54
2018	198	29.91	-	39.34	6,361	8.01	0.00 - 0.70	(3.97)	-	(3.29)
2017	210	30.92	-	40.96	6,977	6.69	0.00 - 0.70	6.20	-	6.94
2016	220	28.92	-	38.57	6,856	6.03	0.00 - 0.70	14.02	-	14.82
2015	269	25.18	-	33.83	7,304	6.13	0.00 - 0.70	(3.25)	-	(2.57)
	Federated Managed Volatility Fund II
2019	103	25.69	-	36.87	3,052	2.06	0.00 - 0.70	19.39	-	20.23
2018	105	21.37	-	30.88	2,599	2.88	0.00 - 0.70	(9.13)	-	(8.49)
2017	109	23.35	-	33.99	2,966	3.92	0.00 - 0.70	17.29	-	18.11
2016	115	19.77	-	28.98	2,653	4.70	0.00 - 0.70	6.94	-	7.69
2015	126	18.36	-	27.10	2,709	4.79	0.00 - 0.70	(8.20)	-	(7.56)
	Fidelity® VIP Asset Manager Portfolio Initial Class
2019	283	30.28	-	39.85	9,621	1.79	0.00 - 0.70	17.42	-	18.25
2018	291	25.60	-	33.94	8,408	1.69	0.00 - 0.70	(6.01)	-	(5.35)
2017	302	27.05	-	36.11	9,267	1.88	0.00 - 0.70	13.31	-	14.10
2016	318	23.71	-	31.87	8,625	1.46	0.00 - 0.70	2.35	-	3.07
2015	334	23.00	-	31.14	8,838	1.60	0.00 - 0.70	(0.56)	-	0.14
	Fidelity® VIP Contrafund Portfolio Initial Class
2019	1,534	26.21	-	80.54	88,932	0.46	0.00 - 0.70	30.66	-	31.58
2018	1,614	19.92	-	61.64	71,727	0.70	0.00 - 0.70	(7.03)	-	(6.38)
2017	1,706	21.28	-	66.30	81,743	1.01	0.00 - 0.70	21.03	-	21.88
2016	1,785	17.46	-	54.78	71,627	0.79	0.00 - 0.70	7.25	-	8.01
2015	1,895	16.17	-	51.08	71,391	1.04	0.00 - 0.70	(0.03)	-	0.67
	Fidelity® VIP Emerging Markets Portfolio Initial Class
2019	61	15.82	-	15.82	960	1.59	0.00 - 0.00	29.46	-	29.46
2018	64	12.22	-	12.22	785	0.70	0.00 - 0.00	(18.00)	-	(18.00)
2017	60	14.90	-	14.90	893	0.72	0.00 - 0.00	47.40	-	47.40
2016	56	10.11	-	10.11	563	0.55	0.00 - 0.00	3.24	-	3.24
2015	47	9.79	-	9.79	465	0.63	0.00 - 0.00	(9.97)	-	(9.97)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Fidelity® VIP Equity-Income Portfolio Initial Class
2019	915	$21.77	-	$69.69	$41,451	2.01%	0.00 - 0.70%	26.55	-	27.44%
2018	955	17.08	-	55.06	34,276	2.26	0.00 - 0.70	(8.94)	-	(8.29)
2017	1,009	18.63	-	60.47	39,782	1.69	0.00 - 0.70	12.11	-	12.89
2016	1,051	16.50	-	53.94	37,444	2.26	0.00 - 0.70	17.20	-	18.02
2015	1,112	13.98	-	46.02	33,785	3.16	0.00 - 0.70	(4.63)	-	(3.96)
	Fidelity® VIP Government Money Market Portfolio Initial Class
2019	1,609	10.78	-	16.17	24,086	2.00	0.00 - 0.70	1.30	-	2.02
2018	1,766	10.57	-	15.96	26,005	1.64	0.00 - 0.70	0.94	-	1.65
2017	1,641	10.40	-	15.81	23,781	0.66	0.00 - 0.70	(0.03)	-	0.67
2016	1,696	10.33	-	15.82	24,743	0.20	0.00 - 0.70	(0.49)	-	0.20
2015	1,669	10.31	-	15.89	24,439	0.03	0.00 - 0.70	(0.67)	-	0.03
	Fidelity® VIP Growth & Income Portfolio Initial Class
2019	49	24.83	-	24.83	1,219	3.53	0.00 - 0.00	30.05	-	30.05
2018	49	19.09	-	19.09	927	0.34	0.00 - 0.00	(8.98)	-	(8.98)
2017	48	20.98	-	20.98	1,008	1.36	0.00 - 0.00	16.90	-	16.90
2016	41	17.95	-	17.95	728	1.79	0.00 - 0.00	16.08	-	16.08
2015	36	15.46	-	15.46	551	2.27	0.00 - 0.00	(2.27)	-	(2.27)
	Fidelity® VIP Growth Portfolio Initial Class
2019	1,150	31.16	-	87.79	63,351	0.26	0.00 - 0.70	33.38	-	34.31
2018	1,228	23.20	-	65.82	50,567	0.24	0.00 - 0.70	(0.87)	-	(0.17)
2017	1,304	23.24	-	66.40	54,116	0.22	0.00 - 0.70	34.19	-	35.13
2016	1,385	17.20	-	49.48	42,703	0.04	0.00 - 0.70	0.10	-	0.80
2015	1,460	17.06	-	49.43	44,988	0.26	0.00 - 0.70	6.43	-	7.17
	Fidelity® VIP High Income Portfolio Initial Class
2019	36	20.31	-	20.31	730	5.28	0.00 - 0.00	15.11	-	15.11
2018	36	17.65	-	17.65	634	5.79	0.00 - 0.00	(3.29)	-	(3.29)
2017	33	18.24	-	18.24	608	5.61	0.00 - 0.00	6.93	-	6.93
2016	30	17.06	-	17.06	519	5.82	0.00 - 0.00	14.61	-	14.61
2015	27	14.89	-	14.89	395	7.06	0.00 - 0.00	(3.63)	-	(3.63)
	Fidelity® VIP Index 500 Portfolio Initial Class
2019	1,717	37.08	-	43.70	73,978	1.96	0.00 - 0.70	30.43	-	31.35
2018	1,834	28.43	-	33.27	60,200	1.85	0.00 - 0.70	(5.16)	-	(4.49)
2017	1,920	29.98	-	34.83	66,025	1.79	0.00 - 0.70	20.87	-	21.71
2016	2,072	24.80	-	28.62	58,512	1.45	0.00 - 0.70	11.08	-	11.86
2015	2,197	22.33	-	25.58	55,469	1.97	0.00 - 0.70	0.63	-	1.33
	Fidelity® VIP Index 500 Portfolio Service Class
2019	318	28.87	-	28.87	9,188	1.91	0.00 - 0.00	31.22	-	31.22
2018	309	22.00	-	22.00	6,798	1.86	0.00 - 0.00	(4.59)	-	(4.59)
2017	281	23.06	-	23.06	6,482	1.80	0.00 - 0.00	21.59	-	21.59
2016	241	18.96	-	18.96	4,577	1.56	0.00 - 0.00	11.75	-	11.75
2015	187	16.97	-	16.97	3,172	1.97	0.00 - 0.00	1.24	-	1.24

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Fidelity® VIP Investment Grade Bond Portfolio Initial Class
2019	377	$16.74	-	$20.36	$7,447	2.75%	0.00 - 0.00%	9.67	-	9.67%
2018	384	15.26	-	18.57	6,894	2.51	0.00 - 0.00	(0.53)	-	(0.53)
2017	379	15.35	-	18.67	6,866	2.47	0.00 - 0.00	4.22	-	4.22
2016	362	14.72	-	17.91	6,293	2.45	0.00 - 0.00	4.74	-	4.74
2015	355	14.06	-	17.10	5,913	2.62	0.00 - 0.00	(0.60)	-	(0.60)
	Fidelity® VIP Mid Cap Portfolio Initial Class
2019	144	24.00	-	24.00	3,467	0.87	0.00 - 0.00	23.45	-	23.45
2018	144	19.44	-	19.44	2,799	0.66	0.00 - 0.00	(14.54)	-	(14.54)
2017	139	22.75	-	22.75	3,171	0.74	0.00 - 0.00	20.81	-	20.81
2016	122	18.83	-	18.83	2,297	0.54	0.00 - 0.00	12.23	-	12.23
2015	105	16.78	-	16.78	1,754	0.54	0.00 - 0.00	(1.39)	-	(1.39)
	Fidelity® VIP Overseas Portfolio Initial Class
2019	564	27.64	-	32.52	16,080	1.70	0.00 - 0.70	26.87	-	27.77
2018	614	21.64	-	25.63	13,701	1.55	0.00 - 0.70	(15.41)	-	(14.81)
2017	649	25.40	-	30.30	17,062	1.45	0.00 - 0.70	29.38	-	30.28
2016	693	19.49	-	23.42	14,025	1.44	0.00 - 0.70	(5.72)	-	(5.06)
2015	703	20.53	-	24.84	15,039	1.40	0.00 - 0.70	2.90	-	3.63
	Fidelity® VIP Real Estate Portfolio Initial Class
2019	104	21.52	-	21.52	2,237	1.78	0.00 - 0.00	23.22	-	23.22
2018	106	17.47	-	17.47	1,844	2.87	0.00 - 0.00	(6.22)	-	(6.22)
2017	98	18.63	-	18.63	1,833	1.90	0.00 - 0.00	4.07	-	4.07
2016	89	17.90	-	17.90	1,584	1.59	0.00 - 0.00	5.75	-	5.75
2015	74	16.92	-	16.92	1,245	2.11	0.00 - 0.00	3.71	-	3.71
	Fidelity® VIP Value Strategies Portfolio Initial Class
2019	14	23.54	-	23.54	331	1.68	0.00 - 0.00	34.53	-	34.53
2018	14	17.50	-	17.50	238	1.00	0.00 - 0.00	(17.32)	-	(17.32)
2017	12	21.16	-	21.16	258	1.56	0.00 - 0.00	19.36	-	19.36
2016	11	17.73	-	17.73	189	1.14	0.00 - 0.00	9.62	-	9.62
2015	10	16.17	-	16.17	166	0.98	0.00 - 0.00	(2.99)	-	(2.99)
	Franklin Templeton Global Bond VIP Fund Class 1
2019	54	17.40	-	17.40	938	7.86	0.00 - 0.00	2.26	-	2.26
2018	71	17.02	-	17.02	1,200	—	0.00 - 0.00	2.21	-	2.21
2017	70	16.65	-	16.65	1,168	—	0.00 - 0.00	2.15	-	2.15
2016	64	16.30	-	16.30	1,044	—	0.00 - 0.00	3.21	-	3.21
2015	56	15.79	-	15.79	880	7.75	0.00 - 0.00	(4.10)	-	(4.10)
	Franklin Templeton Income VIP VIP Fund Class 1
2019	48	19.47	-	19.47	932	5.40	0.00 - 0.00	16.42	-	16.42
2018	47	16.72	-	16.72	779	4.91	0.00 - 0.00	(4.09)	-	(4.09)
2017	46	17.44	-	17.44	796	4.20	0.00 - 0.00	9.94	-	9.94
2016	39	15.86	-	15.86	620	4.36	0.00 - 0.00	14.33	-	14.33
2015	30	13.87	-	13.87	410	4.67	0.00 - 0.00	(6.84)	-	(6.84)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Franklin Templeton Mutual Global Discovery VIP Fund Class 1
2019	58	$20.42	-	$20.42	$1,187	1.75%	0.00 - 0.00%	24.71	-	24.71%
2018	64	16.38	-	16.38	1,048	2.64	0.00 - 0.00	(11.01)	-	(11.01)
2017	58	18.40	-	18.40	1,074	2.01	0.00 - 0.00	8.88	-	8.88
2016	52	16.90	-	16.90	883	1.93	0.00 - 0.00	12.44	-	12.44
2015	45	15.03	-	15.03	671	3.07	0.00 - 0.00	(3.39)	-	(3.39)
	Franklin Templeton Mutual Shares VIP Fund Class 1
2019	26	19.79	-	19.79	508	1.93	0.00 - 0.00	22.92	-	22.92
2018	29	16.10	-	16.10	460	2.65	0.00 - 0.00	(8.86)	-	(8.86)
2017	27	17.66	-	17.66	479	2.48	0.00 - 0.00	8.64	-	8.64
2016	24	16.26	-	16.26	398	2.23	0.00 - 0.00	16.35	-	16.35
2015	22	13.98	-	13.98	307	3.31	0.00 - 0.00	(4.69)	-	(4.69)
	Franklin Templeton Small Cap Value VIP Fund Class 1
2019	61	25.67	-	25.67	1,554	1.28	0.00 - 0.00	26.72	-	26.72
2018	59	20.25	-	20.25	1,190	1.11	0.00 - 0.00	(12.69)	-	(12.69)
2017	57	23.20	-	23.20	1,311	0.68	0.00 - 0.00	10.92	-	10.92
2016	50	20.91	-	20.91	1,052	0.96	0.00 - 0.00	30.54	-	30.54
2015	42	16.02	-	16.02	676	0.91	0.00 - 0.00	(7.18)	-	(7.18)
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1
2019	39	27.53	-	27.53	1,074	—	0.00 - 0.00	31.80	-	31.80
2018	40	20.89	-	20.89	837	—	0.00 - 0.00	(5.15)	-	(5.15)
2017	39	22.02	-	22.02	853	—	0.00 - 0.00	21.75	-	21.75
2016	30	18.09	-	18.09	541	—	0.00 - 0.00	4.40	-	4.40
2015	25	17.33	-	17.33	433	—	0.00 - 0.00	(2.44)	-	(2.44)
	Franklin Templeton Strategic Income VIP Fund Class 1
2019	27	17.37	-	17.37	470	5.57	0.00 - 0.00	8.41	-	8.41
2018	29	16.03	-	16.03	471	2.88	0.00 - 0.00	(1.91)	-	(1.91)
2017	28	16.34	-	16.34	457	3.05	0.00 - 0.00	4.74	-	4.74
2016	23	15.60	-	15.60	364	3.43	0.00 - 0.00	8.25	-	8.25
2015	20	14.41	-	14.41	291	6.27	0.00 - 0.00	(3.62)	-	(3.62)
	Franklin Templeton U.S. Government Securities VIP Fund Class 1
2019	27	13.82	-	13.82	367	3.25	0.00 - 0.00	5.47	-	5.47
2018	31	13.11	-	13.11	406	2.91	0.00 - 0.00	0.60	-	0.60
2017	29	13.03	-	13.03	380	2.79	0.00 - 0.00	1.66	-	1.66
2016	25	12.61	-	12.61	315	2.65	0.00 - 0.00	0.90	-	0.90
2015	22	12.82	-	12.82	284	2.66	0.00 - 0.00	0.71	-	0.71
	Guggenheim VT U.S. Long Short Equity Fund
2019	35	25.03	-	25.03	880	0.56	0.00 - 0.00	5.54	-	5.54
2018	35	23.71	-	23.71	821	—	0.00 - 0.00	(12.94)	-	(12.94)
2017	34	27.24	-	27.24	925	0.35	0.00 - 0.00	14.85	-	14.85
2016	33	23.72	-	23.72	787	—	0.00 - 0.00	0.65	-	0.65
2015	33	23.56	-	23.56	786	—	0.00 - 0.00	1.26	-	1.26

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Invesco Oppenheimer VI Conservative Balance Fund Series I
2019	31	$14.34	-	$14.34	$443	2.21%	0.00 - 0.00%	17.51	-	17.51%
2018	30	12.20	-	12.20	372	2.04	0.00 - 0.00	(5.32)	-	(5.32)
2017	32	12.89	-	12.89	413	2.01	0.00 - 0.00	9.25	-	9.25
2016	30	11.79	-	11.79	353	2.35	0.00 - 0.00	5.26	-	5.26
2015	26	11.20	-	11.20	296	2.16	0.00 - 0.00	0.83	-	0.83
	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund
2019	78	34.79	-	34.79	2,716	—	0.00 - 0.00	39.36	-	39.36
2018	86	24.96	-	24.96	2,151	—	0.00 - 0.00	(6.08)	-	(6.08)
2017	89	26.58	-	26.58	2,378	0.03	0.00 - 0.00	28.79	-	28.79
2016	93	20.64	-	20.64	1,929	—	0.00 - 0.00	2.33	-	2.33
2015	97	20.17	-	20.17	1,952	—	0.00 - 0.00	6.61	-	6.61
	Invesco Oppenheimer VI Global Fund Series I
2019	60	23.83	-	23.83	1,434	0.89	0.00 - 0.00	31.79	-	31.79
2018	72	18.08	-	18.08	1,298	0.98	0.00 - 0.00	(13.18)	-	(13.18)
2017	71	20.82	-	20.82	1,478	0.93	0.00 - 0.00	36.66	-	36.66
2016	68	15.24	-	15.24	1,040	1.00	0.00 - 0.00	0.08	-	0.08
2015	62	15.22	-	15.22	947	1.30	0.00 - 0.00	3.94	-	3.94
	Invesco Oppenheimer VI Global Fund Series II
2019	321	36.94	-	36.94	11,863	0.64	0.00 - 0.00	31.45	-	31.45
2018	336	28.10	-	28.10	9,440	0.76	0.00 - 0.00	(13.39)	-	(13.39)
2017	353	32.44	-	32.44	11,458	0.73	0.00 - 0.00	36.32	-	36.32
2016	373	23.80	-	23.80	8,879	0.73	0.00 - 0.00	(0.16)	-	(0.16)
2015	382	23.84	-	23.84	9,110	1.11	0.00 - 0.00	3.67	-	3.67
	Invesco Oppenheimer VI Global Strategic Fund Series I
2019	19	15.66	-	15.66	290	3.63	0.00 - 0.00	10.80	-	10.80
2018	25	14.13	-	14.13	355	4.86	0.00 - 0.00	(4.40)	-	(4.40)
2017	25	14.78	-	14.78	367	2.17	0.00 - 0.00	6.27	-	6.27
2016	22	13.91	-	13.91	301	4.91	0.00 - 0.00	6.53	-	6.53
2015	21	13.06	-	13.06	280	5.77	0.00 - 0.00	(2.26)	-	(2.26)
	Invesco Oppenheimer VI International Growth Fund Series I
2019	73	16.72	-	55.08	1,952	1.05	0.00 - 0.00	28.60	-	28.60
2018	73	13.00	-	42.83	1,579	0.86	0.00 - 0.00	(19.42)	-	(19.42)
2017	69	16.14	-	53.15	1,942	1.43	0.00 - 0.00	26.29	-	26.29
2016	68	12.78	-	42.08	1,592	1.08	0.00 - 0.00	(2.12)	-	(2.12)
2015	62	13.05	-	42.99	1,561	1.18	0.00 - 0.00	3.43	-	3.43
	Invesco Oppenheimer VI International Growth Fund Series II
2019	70	27.93	-	27.93	1,943	0.71	0.70 - 0.70	27.06	-	27.06
2018	68	21.98	-	21.98	1,488	0.60	0.70 - 0.70	(20.12)	-	(20.12)
2017	75	27.52	-	27.52	2,077	1.15	0.70 - 0.70	25.57	-	25.57
2016	82	21.92	-	21.92	1,791	0.83	0.70 - 0.70	(3.39)	-	(3.39)
2015	85	22.68	-	22.68	1,918	1.03	0.70 - 0.70	2.39	-	2.39

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Invesco Oppenheimer VI Main Street Fund® Series I (For the period beginning April 28, 2017, and ended December 31, 2017)
2019	50	$13.27	-	$13.27	$664	1.05%	0.00 - 0.00%	32.08	-	32.08%
2018	51	10.05	-	10.05	510	1.16	0.00 - 0.00	(7.89)	-	(7.89)
2017	51	10.91	-	10.91	554	2.33	0.00 - 0.00	9.08	-	9.08
	Invesco Oppenheimer VI Main Street Small Cap Fund® Series I
2019	232	28.80	-	63.01	12,459	0.20	0.00 - 0.00	26.47	-	26.47
2018	238	22.77	-	49.82	10,178	0.31	0.00 - 0.00	(10.32)	-	(10.32)
2017	245	25.39	-	55.56	11,878	0.86	0.00 - 0.00	14.16	-	14.16
2016	249	22.24	-	48.67	10,748	0.49	0.00 - 0.00	18.05	-	18.05
2015	261	18.84	-	41.22	9,700	0.90	0.00 - 0.00	(5.90)	-	(5.90)
	Invesco Oppenheimer VI Main Street Small Cap Fund® Series II
2019	152	39.89	-	45.14	6,658	—	0.00 - 0.70	25.25	-	26.13
2018	156	31.84	-	35.79	5,422	0.06	0.00 - 0.70	(11.17)	-	(10.54)
2017	182	35.85	-	40.00	7,089	0.55	0.00 - 0.70	13.12	-	13.91
2016	201	31.69	-	35.12	6,862	0.24	0.00 - 0.70	16.85	-	17.67
2015	179	27.12	-	29.84	5,195	0.65	0.00 - 0.70	(6.75)	-	(6.09)
	Invesco Oppenheimer VI Total Return Bond Fund Series I
2019	24	11.25	-	11.25	272	3.30	0.00 - 0.00	9.53	-	9.53
2018	23	10.27	-	10.27	237	3.33	0.00 - 0.00	(1.02)	-	(1.02)
2017	21	10.38	-	10.38	221	2.35	0.00 - 0.00	4.59	-	4.59
2016	18	9.92	-	9.92	181	3.67	0.00 - 0.00	3.27	-	3.27
2015	15	9.61	-	9.61	147	4.04	0.00 - 0.00	0.96	-	0.96
	Invesco V.I. American Franchise
2019	91	26.70	-	26.70	2,440	—	0.00 - 0.00	36.76	-	36.76
2018	97	19.53	-	19.53	1,897	—	0.00 - 0.00	(3.62)	-	(3.62)
2017	105	20.26	-	20.26	2,135	0.08	0.00 - 0.00	27.34	-	27.34
2016	113	15.91	-	15.91	1,798	—	0.00 - 0.00	2.27	-	2.27
2015	121	15.56	-	15.56	1,878	—	0.00 - 0.00	5.01	-	5.01
	Invesco V.I. American Value
2019	280	22.78	-	32.89	9,635	0.70	0.00 - 0.70	24.15	-	25.03
2018	293	18.22	-	26.49	8,110	0.48	0.00 - 0.70	(13.26)	-	(12.65)
2017	313	20.86	-	30.54	10,001	0.79	0.00 - 0.70	9.20	-	9.96
2016	335	18.97	-	27.97	9,810	0.34	0.00 - 0.70	14.69	-	15.49
2015	371	16.42	-	24.39	9,450	0.32	0.00 - 0.70	(9.76)	-	(9.13)
	Invesco V.I. Core Equity
2019	32	25.33	-	25.33	801	0.97	0.00 - 0.00	28.96	-	28.96
2018	31	19.64	-	19.64	612	0.90	0.00 - 0.00	(9.39)	-	(9.39)
2017	32	21.68	-	21.68	688	1.01	0.00 - 0.00	13.17	-	13.17
2016	34	19.15	-	19.15	655	0.77	0.00 - 0.00	10.26	-	10.26
2015	36	17.37	-	17.37	625	1.15	0.00 - 0.00	(5.77)	-	(5.77)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Invesco V.I. Government Securities
2019	101	$12.27	-	$12.27	$1,236	2.56%	0.00 - 0.00%	6.07	-	6.07%
2018	103	11.56	-	11.56	1,193	2.23	0.00 - 0.00	0.56	-	0.56
2017	111	11.50	-	11.50	1,278	2.02	0.00 - 0.00	1.96	-	1.96
2016	107	11.28	-	11.28	1,207	2.19	0.00 - 0.00	1.23	-	1.23
2015	97	11.14	-	11.14	1,078	2.19	0.00 - 0.00	0.34	-	0.34
	Invesco V.I. Growth and Income Fund Series I
2019	144	23.51	-	46.27	6,135	1.87	0.00 - 0.00	25.19	-	25.19
2018	148	18.78	-	36.96	5,002	2.06	0.00 - 0.00	(13.38)	-	(13.38)
2017	149	21.68	-	42.67	5,838	1.51	0.00 - 0.00	14.32	-	14.32
2016	150	18.96	-	37.32	5,198	1.09	0.00 - 0.00	19.69	-	19.69
2015	158	15.84	-	31.18	4,641	2.97	0.00 - 0.00	(3.06)	-	(3.06)
	Invesco V.I. Growth and Income Fund Series II
2019	156	30.48	-	34.49	5,150	1.56	0.00 - 0.70	23.98	-	24.85
2018	162	24.58	-	27.63	4,275	1.77	0.00 - 0.70	(14.20)	-	(13.59)
2017	175	28.65	-	31.97	5,364	1.25	0.00 - 0.70	13.24	-	14.04
2016	201	25.30	-	28.04	5,432	0.84	0.00 - 0.70	18.60	-	19.43
2015	216	21.33	-	23.47	4,904	2.52	0.00 - 0.70	(3.99)	-	(3.31)
	Invesco V.I. High Yield
2019	24	15.44	-	15.44	378	5.77	0.00 - 0.00	13.51	-	13.51
2018	27	13.60	-	13.60	366	5.04	0.00 - 0.00	(3.35)	-	(3.35)
2017	28	14.07	-	14.07	392	4.03	0.00 - 0.00	6.30	-	6.30
2016	29	13.24	-	13.24	380	4.15	0.00 - 0.00	11.21	-	11.21
2015	31	11.90	-	11.90	367	5.66	0.00 - 0.00	(3.17)	-	(3.17)
	Invesco V.I. Mid Cap Core Equity
2019	85	29.58	-	29.58	2,517	0.50	0.00 - 0.00	25.28	-	25.28
2018	89	23.61	-	23.61	2,112	0.52	0.00 - 0.00	(11.35)	-	(11.35)
2017	91	26.63	-	26.63	2,435	0.53	0.00 - 0.00	14.92	-	14.92
2016	94	23.18	-	23.18	2,167	0.08	0.00 - 0.00	13.43	-	13.43
2015	100	20.43	-	20.43	2,048	0.35	0.00 - 0.00	(4.03)	-	(4.03)
	Invesco V.I. Mid Cap Growth Fund Series II
2019	122	34.08	-	38.03	4,547	—	0.00 - 0.70	33.07	-	34.00
2018	133	25.61	-	28.38	3,706	—	0.00 - 0.70	(6.53)	-	(5.87)
2017	143	27.40	-	30.15	4,232	—	0.00 - 0.70	21.29	-	22.14
2016	149	22.59	-	24.69	3,598	—	0.00 - 0.70	(0.13)	-	0.57
2015	154	22.62	-	24.54	3,719	—	0.00 - 0.70	0.34	-	1.04
	Invesco V.I. Value Opportunity
2019	257	19.48	-	21.74	5,546	0.24	0.00 - 0.70	29.70	-	30.61
2018	272	15.02	-	16.65	4,504	0.31	0.00 - 0.70	(19.74)	-	(19.18)
2017	326	18.72	-	20.60	6,667	0.39	0.00 - 0.70	16.62	-	17.44
2016	336	16.05	-	17.54	5,855	0.39	0.00 - 0.70	17.51	-	18.34
2015	353	13.66	-	14.82	5,199	2.74	0.00 - 0.70	(11.03)	-	(10.40)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Janus Henderson Balanced Portfolio Institutional Shares
2019	638	$26.34	-	$93.17	$38,483	1.91%	0.00 - 0.70%	21.73	-	22.59%
2018	682	21.48	-	76.53	33,963	2.15	0.00 - 0.70	(0.02)	-	0.68
2017	720	21.34	-	76.55	35,631	1.60	0.00 - 0.70	17.61	-	18.43
2016	750	18.02	-	65.09	31,795	2.16	0.00 - 0.70	3.87	-	4.60
2015	782	17.22	-	62.66	32,347	1.88	0.00 - 0.70	(0.08)	-	0.62
	Janus Henderson Balanced Portfolio Service Shares
2019	192	42.75	-	42.75	8,227	1.66	0.00 - 0.00	22.27	-	22.27
2018	194	34.96	-	34.96	6,778	1.78	0.00 - 0.00	0.43	-	0.43
2017	202	34.81	-	34.81	7,022	1.37	0.00 - 0.00	18.13	-	18.13
2016	216	29.47	-	29.47	6,377	1.91	0.00 - 0.00	4.32	-	4.32
2015	222	28.25	-	28.25	6,280	1.64	0.00 - 0.00	0.41	-	0.41
	Janus Henderson Enterprise Portfolio Institutional Shares
2019	619	35.04	-	122.68	53,311	0.20	0.00 - 0.70	34.54	-	35.48
2018	664	25.87	-	91.18	42,391	0.24	0.00 - 0.70	(1.11)	-	(0.41)
2017	723	25.97	-	92.21	46,529	0.26	0.00 - 0.70	26.53	-	27.42
2016	774	20.38	-	72.87	39,541	0.80	0.00 - 0.70	11.58	-	12.36
2015	822	18.14	-	65.31	37,748	0.89	0.00 - 0.70	3.30	-	4.03
	Janus Henderson Flexible Bond Portfolio Institutional Shares
2019	199	17.65	-	39.42	6,072	3.32	0.00 - 0.70	8.81	-	9.57
2018	209	16.11	-	36.23	5,834	3.14	0.00 - 0.70	(1.70)	-	(1.00)
2017	214	16.27	-	36.85	6,077	2.94	0.00 - 0.70	2.90	-	3.62
2016	220	15.70	-	35.81	6,061	2.67	0.00 - 0.70	1.75	-	2.46
2015	262	15.33	-	35.20	7,116	2.34	0.00 - 0.70	(0.48)	-	0.22
	Janus Henderson Forty Portfolio Institutional Shares
2019	196	29.41	-	52.51	9,300	0.15	0.00 - 0.70	36.20	-	37.16
2018	198	21.44	-	38.55	6,869	—	0.00 - 0.70	1.27	-	1.98
2017	195	21.02	-	38.07	6,678	—	0.00 - 0.70	29.41	-	30.31
2016	191	16.13	-	29.42	5,179	0.81	0.00 - 0.70	1.48	-	2.20
2015	191	15.78	-	28.99	5,205	1.24	0.00 - 0.70	11.44	-	12.22
	Janus Henderson Global Research Portfolio Institutional Shares
2019	808	29.44	-	57.66	30,595	1.00	0.00 - 0.70	28.14	-	29.04
2018	854	22.82	-	45.00	25,261	1.13	0.00 - 0.70	(7.52)	-	(6.87)
2017	904	24.50	-	48.66	28,710	0.83	0.00 - 0.70	26.14	-	27.03
2016	959	19.29	-	38.57	24,098	1.06	0.00 - 0.70	1.36	-	2.07
2015	1,025	18.90	-	38.06	25,435	0.67	0.00 - 0.70	(2.97)	-	(2.29)
	Janus Henderson Global Research Portfolio Service Shares
2019	35	35.69	-	35.69	1,241	0.86	0.00 - 0.00	28.71	-	28.71
2018	36	27.73	-	27.73	997	1.01	0.00 - 0.00	(7.08)	-	(7.08)
2017	35	29.84	-	29.84	1,043	0.70	0.00 - 0.00	26.68	-	26.68
2016	36	23.56	-	23.56	853	0.93	0.00 - 0.00	1.82	-	1.82
2015	37	23.14	-	23.14	855	0.56	0.00 - 0.00	(2.53)	-	(2.53)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Janus Henderson Global Technology Portfolio Institutional Shares
2019	25	$48.62	-	$48.62	$1,222	—%	0.00 - 0.00%	45.17	-	45.17%
2018	29	33.49	-	33.49	968	—	0.00 - 0.00	1.19	-	1.19
2017	29	33.09	-	33.09	973	—	0.00 - 0.00	45.09	-	45.09
2016	24	22.81	-	22.81	546	0.20	0.00 - 0.00	14.21	-	14.21
2015	21	19.97	-	19.97	422	0.81	0.00 - 0.00	4.85	-	4.85
	Janus Henderson Mid Cap Value Portfolio Institutional Shares
2019	29	24.07	-	24.07	705	1.19	0.00 - 0.00	30.35	-	30.35
2018	28	18.47	-	18.47	519	1.07	0.00 - 0.00	(13.63)	-	(13.63)
2017	27	21.38	-	21.38	582	0.79	0.00 - 0.00	13.94	-	13.94
2016	25	18.77	-	18.77	471	1.01	0.00 - 0.00	19.03	-	19.03
2015	25	15.77	-	15.77	396	1.22	0.00 - 0.00	(3.47)	-	(3.47)
	Janus Henderson Mid Cap Value Portfolio Service Shares
2019	130	36.64	-	36.64	4,777	1.04	0.00 - 0.00	30.05	-	30.05
2018	135	28.17	-	28.17	3,791	0.90	0.00 - 0.00	(13.82)	-	(13.82)
2017	138	32.69	-	32.69	4,505	0.64	0.00 - 0.00	13.63	-	13.63
2016	140	28.77	-	28.77	4,017	0.89	0.00 - 0.00	18.76	-	18.76
2015	150	24.22	-	24.22	3,634	1.05	0.00 - 0.00	(3.69)	-	(3.69)
	Janus Henderson Overseas Portfolio Institutional Shares
2019	114	9.92	-	9.92	1,131	1.93	0.00 - 0.00	27.02	-	27.02
2018	118	7.81	-	7.81	921	1.77	0.00 - 0.00	(14.94)	-	(14.94)
2017	116	9.18	-	9.18	1,063	1.69	0.00 - 0.00	31.12	-	31.12
2016	114	7.01	-	7.01	795	4.79	0.00 - 0.00	(6.45)	-	(6.45)
2015	105	7.49	-	7.49	788	0.61	0.00 - 0.00	(8.59)	-	(8.59)
	Janus Henderson Overseas Portfolio Service Shares
2019	543	8.99	-	9.70	5,235	1.84	0.00 - 0.70	25.82	-	26.71
2018	573	7.14	-	7.66	4,360	1.67	0.00 - 0.70	(15.73)	-	(15.14)
2017	594	8.48	-	9.02	5,317	1.66	0.00 - 0.70	29.89	-	30.80
2016	587	6.53	-	6.90	4,030	4.94	0.00 - 0.70	(7.36)	-	(6.71)
2015	602	7.04	-	7.39	4,429	0.52	0.00 - 0.70	(9.44)	-	(8.80)
	Janus Henderson Research Portfolio Institutional Shares
2019	723	41.52	-	74.55	37,832	0.46	0.00 - 0.70	34.58	-	35.52
2018	769	30.64	-	55.39	29,759	0.55	0.00 - 0.70	(3.26)	-	(2.58)
2017	828	31.45	-	57.26	32,993	0.40	0.00 - 0.70	26.99	-	27.88
2016	886	24.59	-	45.09	27,668	0.53	0.00 - 0.70	(0.20)	-	0.50
2015	965	24.47	-	45.18	30,109	0.65	0.00 - 0.70	4.61	-	5.35
	Lazard Retirement Emerging Markets Equity Portfolio
2019	22	61.68	-	61.68	1,386	0.90	0.00 - 0.00	18.14	-	18.14
2018	24	52.21	-	52.21	1,248	1.87	0.00 - 0.00	(18.56)	-	(18.56)
2017	24	64.10	-	64.10	1,566	1.79	0.00 - 0.00	27.82	-	27.82
2016	26	50.15	-	50.15	1,286	1.06	0.00 - 0.00	20.78	-	20.78
2015	28	41.52	-	41.52	1,147	1.13	0.00 - 0.00	(20.05)	-	(20.05)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Legg Mason ClearBridge Variable Large Cap Value Portfolio Class I
2019	131	$30.43	-	$33.95	$4,388	1.78%	0.00 - 0.70%	27.98	-	28.88%
2018	113	23.77	-	26.34	2,945	1.53	0.00 - 0.70	(9.51)	-	(8.87)
2017	145	26.27	-	28.91	4,134	1.40	0.00 - 0.70	14.04	-	14.84
2016	146	23.04	-	25.17	3,625	1.62	0.00 - 0.70	12.21	-	13.00
2015	134	20.53	-	22.28	2,952	1.44	0.00 - 0.70	(3.55)	-	(2.87)
	Legg Mason Western Assets Variable Global High Yield Bond Portfolio Class I
2019	98	25.78	-	25.78	2,527	5.40	0.00 - 0.00	14.39	-	14.39
2018	98	22.53	-	22.53	2,200	5.20	0.00 - 0.00	(3.92)	-	(3.92)
2017	101	23.45	-	23.45	2,360	5.38	0.00 - 0.00	8.65	-	8.65
2016	102	21.59	-	21.59	2,199	6.40	0.00 - 0.00	15.60	-	15.60
2015	104	18.67	-	18.67	1,940	6.26	0.00 - 0.00	(5.84)	-	(5.84)
	MFS® High Yield Portfolio Initial Class
2019	94	13.84	-	13.84	1,299	5.69	0.00 - 0.00	14.81	-	14.81
2018	90	12.06	-	12.06	1,085	5.63	0.00 - 0.00	(3.08)	-	(3.08)
2017	89	12.44	-	12.44	1,112	6.53	0.00 - 0.00	6.69	-	6.69
2016	88	11.66	-	11.66	1,029	6.77	0.00 - 0.00	13.82	-	13.82
2015	94	10.24	-	10.24	962	7.29	0.00 - 0.00	(4.22)	-	(4.22)
	MFS® Investors Trust Series Initial Class
2019	146	38.97	-	38.97	5,693	0.68	0.00 - 0.00	31.58	-	31.58
2018	157	29.62	-	29.62	4,637	0.61	0.00 - 0.00	(5.49)	-	(5.49)
2017	188	31.34	-	31.34	5,900	0.73	0.00 - 0.00	23.35	-	23.35
2016	201	25.41	-	25.41	5,100	0.86	0.00 - 0.00	8.59	-	8.59
2015	214	23.40	-	23.40	5,005	0.90	0.00 - 0.00	0.22	-	0.22
	MFS® Mass Investors Growth Stock Portfolio Initial Class
2019	76	18.95	-	18.95	1,448	0.59	0.00 - 0.00	39.95	-	39.95
2018	78	13.54	-	13.54	1,057	0.58	0.00 - 0.00	0.81	-	0.81
2017	80	13.43	-	13.43	1,071	0.65	0.00 - 0.00	28.42	-	28.42
2016	88	10.46	-	10.46	918	0.58	0.00 - 0.00	6.08	-	6.08
2015	98	9.86	-	9.86	962	1.01	0.00 - 0.00	(1.40)	-	(1.40)
	MFS® New Discovery Series Initial Class
2019	154	79.85	-	79.85	12,333	—	0.00 - 0.00	41.70	-	41.70
2018	168	56.35	-	56.35	9,483	—	0.00 - 0.00	(1.48)	-	(1.48)
2017	183	57.20	-	57.20	10,458	—	0.00 - 0.00	26.65	-	26.65
2016	197	45.16	-	45.16	8,907	—	0.00 - 0.00	9.05	-	9.05
2015	205	41.41	-	41.41	8,508	—	0.00 - 0.00	(1.89)	-	(1.89)
	MFS® Total Return Series Initial Class
2019	324	38.56	-	38.56	12,501	2.36	0.00 - 0.00	20.38	-	20.38
2018	344	32.03	-	32.03	11,014	2.20	0.00 - 0.00	(5.61)	-	(5.61)
2017	359	33.93	-	33.93	12,181	2.34	0.00 - 0.00	12.30	-	12.30
2016	379	30.22	-	30.22	11,456	2.84	0.00 - 0.00	9.09	-	9.09
2015	421	27.70	-	27.70	11,670	2.64	0.00 - 0.00	(0.37)	-	(0.37)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	MFS® Utilities Series Initial Class
2019	40	$76.72	-	$76.72	$3,065	3.97%	0.00 - 0.00%	25.07	-	25.07%
2018	43	61.34	-	61.34	2,639	1.11	0.00 - 0.00	1.06	-	1.06
2017	45	60.70	-	60.70	2,740	4.37	0.00 - 0.00	14.83	-	14.83
2016	50	52.86	-	52.86	2,669	4.16	0.00 - 0.00	11.47	-	11.47
2015	53	47.42	-	47.42	2,528	4.43	0.00 - 0.00	(14.52)	-	(14.52)
	MFS® Value Series Initial Class
2019	60	39.34	-	39.34	2,376	2.15	0.00 - 0.00	29.80	-	29.80
2018	64	30.31	-	30.31	1,942	1.55	0.00 - 0.00	(10.09)	-	(10.09)
2017	65	33.71	-	33.71	2,185	1.84	0.00 - 0.00	17.65	-	17.65
2016	77	28.65	-	28.65	2,195	2.12	0.00 - 0.00	14.09	-	14.09
2015	79	25.11	-	25.11	1,980	2.35	0.00 - 0.00	(0.74)	-	(0.74)
	MFS® VIT Growth Series Initial Class
2019	194	55.23	-	55.23	10,738	—	0.00 - 0.00	38.15	-	38.15
2018	216	39.98	-	39.98	8,649	0.09	0.00 - 0.00	2.67	-	2.67
2017	238	38.94	-	38.94	9,280	0.10	0.00 - 0.00	31.40	-	31.40
2016	260	29.63	-	29.63	7,716	0.04	0.00 - 0.00	2.44	-	2.44
2015	267	28.93	-	28.93	7,731	0.15	0.00 - 0.00	7.56	-	7.56
	MFS® VIT New Discovery Series Service Class
2019	22	40.51	-	40.51	906	—	0.70 - 0.70	40.29	-	40.29
2018	24	28.88	-	28.88	686	—	0.70 - 0.70	(2.41)	-	(2.41)
2017	24	29.59	-	29.59	705	—	0.70 - 0.70	25.45	-	25.45
2016	27	23.59	-	23.59	629	—	0.70 - 0.70	8.04	-	8.04
2015	30	21.83	-	21.83	651	—	0.70 - 0.70	(2.83)	-	(2.83)
	MFS® VIT Research Series Initial Class
2019	112	43.01	-	43.01	4,824	0.79	0.00 - 0.00	32.95	-	32.95
2018	116	32.35	-	32.35	3,744	0.70	0.00 - 0.00	(4.37)	-	(4.37)
2017	119	33.83	-	33.83	4,024	1.34	0.00 - 0.00	23.37	-	23.37
2016	125	27.42	-	27.42	3,440	0.80	0.00 - 0.00	8.74	-	8.74
2015	129	25.22	-	25.22	3,264	0.75	0.00 - 0.00	0.80	-	0.80
	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I
2019	46	10.98	-	10.98	501	1.00	0.00 - 0.00	19.59	-	19.59
2018	49	9.18	-	9.18	450	0.46	0.00 - 0.00	(17.47)	-	(17.47)
2017	45	11.12	-	11.12	500	0.73	0.00 - 0.00	35.06	-	35.06
2016	43	8.23	-	8.23	352	0.51	0.00 - 0.00	6.74	-	6.74
2015	39	7.71	-	7.71	302	0.79	0.00 - 0.00	(10.69)	-	(10.69)
	Morgan Stanley VIF Growth Portfolio Class I
2019	78	41.79	-	58.04	4,706	—	0.00 - 0.70	30.89	-	31.81
2018	83	31.70	-	44.34	3,829	—	0.00 - 0.70	6.79	-	7.54
2017	85	29.48	-	41.52	3,659	—	0.00 - 0.70	42.15	-	43.15
2016	87	20.59	-	29.21	2,660	—	0.00 - 0.70	(2.32)	-	(1.64)
2015	91	20.94	-	29.90	2,830	—	0.00 - 0.70	11.46	-	12.24

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
2019	124	$53.32	-	$53.32	$6,588	1.87%	0.00 - 0.00%	18.94	-	18.94%
2018	127	44.83	-	44.83	5,696	2.76	0.00 - 0.00	(7.71)	-	(7.71)
2017	133	48.57	-	48.57	6,439	1.47	0.00 - 0.00	3.11	-	3.11
2016	138	47.11	-	47.11	6,518	1.33	0.00 - 0.00	6.81	-	6.81
2015	146	44.10	-	44.10	6,455	1.33	0.00 - 0.00	2.17	-	2.17
	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2019	504	18.97	-	27.26	9,855	1.81	0.00 - 0.70	21.59	-	22.44
2018	508	15.49	-	22.42	8,142	1.59	0.00 - 0.70	(9.81)	-	(9.17)
2017	506	17.05	-	24.86	9,032	1.51	0.00 - 0.70	19.34	-	20.17
2016	460	14.19	-	20.83	6,822	1.66	0.00 - 0.70	10.67	-	11.45
2015	395	12.73	-	18.82	5,244	1.58	0.00 - 0.70	(3.32)	-	(2.65)
	Morningstar Balanced ETF Asset Allocation Portfolio Class I
2019	618	17.67	-	21.62	11,590	2.25	0.00 - 0.70	15.75	-	16.57
2018	667	15.16	-	18.68	10,972	2.12	0.00 - 0.70	(6.68)	-	(6.02)
2017	685	16.13	-	20.02	12,160	1.93	0.00 - 0.70	12.86	-	13.65
2016	677	14.19	-	17.73	10,784	2.02	0.00 - 0.70	7.93	-	8.69
2015	705	13.06	-	16.43	10,601	1.71	0.00 - 0.70	(2.65)	-	(1.97)
	Morningstar Conservative ETF Asset Allocation Portfolio Class I
2019	86	14.83	-	14.88	1,313	2.29	0.00 - 0.70	8.98	-	9.75
2018	89	13.51	-	13.66	1,246	2.45	0.00 - 0.70	(2.77)	-	(2.09)
2017	80	13.80	-	14.05	1,132	2.14	0.00 - 0.70	5.71	-	6.45
2016	72	12.97	-	13.29	966	1.97	0.00 - 0.70	4.15	-	4.88
2015	60	12.36	-	12.76	777	1.56	0.00 - 0.70	(1.65)	-	(0.96)
	Morningstar Growth ETF Asset Allocation Portfolio Class I
2019	984	18.63	-	25.16	19,212	2.05	0.00 - 0.70	19.30	-	20.14
2018	984	15.51	-	21.09	16,074	1.89	0.00 - 0.70	(8.50)	-	(7.85)
2017	976	16.83	-	23.05	17,530	1.63	0.00 - 0.70	16.86	-	17.68
2016	925	14.30	-	19.72	14,198	1.80	0.00 - 0.70	9.12	-	9.88
2015	867	13.02	-	18.08	12,267	1.59	0.00 - 0.70	(2.90)	-	(2.22)
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2019	157	16.22	-	17.91	2,656	2.49	0.00 - 0.70	12.40	-	13.19
2018	155	14.33	-	15.93	2,339	2.55	0.00 - 0.70	(4.67)	-	(3.99)
2017	148	14.92	-	16.71	2,329	2.19	0.00 - 0.70	9.35	-	10.12
2016	139	13.55	-	15.28	2,003	2.14	0.00 - 0.70	5.99	-	6.73
2015	135	12.70	-	14.42	1,835	1.96	0.00 - 0.70	(2.21)	-	(1.52)
	PIMCO VIT Int. Bond U.S. Dollar-Hedged Admin. Shares
2019	128	21.98	-	24.87	3,129	1.76	0.00 - 0.70	6.26	-	7.01
2018	136	20.68	-	23.24	3,083	1.31	0.00 - 0.70	1.41	-	2.12
2017	143	20.39	-	22.76	3,188	4.72	0.00 - 0.70	2.05	-	2.76
2016	150	19.99	-	22.15	3,242	1.43	0.00 - 0.70	5.74	-	6.48
2015	166	18.90	-	20.80	3,373	2.99	0.00 - 0.70	(0.41)	-	0.29

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	PIMCO VIT Real Return Portfolio Admin. Shares
2019	196	$18.77	-	$18.77	$3,677	1.67%	0.00 - 0.00%	8.44	-	8.44%
2018	195	17.31	-	17.31	3,375	2.47	0.00 - 0.00	(2.20)	-	(2.20)
2017	194	17.70	-	17.70	3,440	2.36	0.00 - 0.00	3.66	-	3.66
2016	195	17.08	-	17.08	3,338	2.26	0.00 - 0.00	5.20	-	5.20
2015	202	16.23	-	16.23	3,276	4.20	0.00 - 0.00	(2.71)	-	(2.71)
	PIMCO VIT Total Return Portfolio Admin. Shares
2019	599	20.99	-	23.76	13,978	3.01	0.00 - 0.70	7.60	-	8.36
2018	616	19.51	-	21.93	13,283	2.54	0.00 - 0.70	(1.23)	-	(0.53)
2017	656	19.75	-	22.04	14,223	2.02	0.00 - 0.70	4.19	-	4.92
2016	676	18.96	-	21.01	13,956	2.10	0.00 - 0.70	1.97	-	2.68
2015	715	18.59	-	20.46	14,402	4.94	0.00 - 0.70	(0.25)	-	0.45
	Putnam VT High Yield Fund Class IA
2019	32	35.02	-	35.02	1,110	6.04	0.00 - 0.00	14.55	-	14.55
2018	33	30.57	-	30.57	1,007	5.95	0.00 - 0.00	(3.59)	-	(3.59)
2017	35	31.71	-	31.71	1,109	6.02	0.00 - 0.00	7.22	-	7.22
2016	37	29.57	-	29.57	1,085	6.04	0.00 - 0.00	15.66	-	15.66
2015	35	25.57	-	25.57	894	7.36	0.00 - 0.00	(5.14)	-	(5.14)
	Putnam VT International Value Fund Class IA
2019	24	30.41	-	30.41	725	3.22	0.00 - 0.00	20.44	-	20.44
2018	30	25.25	-	25.25	758	2.21	0.00 - 0.00	(17.38)	-	(17.38)
2017	31	30.56	-	30.56	943	1.85	0.00 - 0.00	25.06	-	25.06
2016	37	24.44	-	24.44	897	2.72	0.00 - 0.00	1.28	-	1.28
2015	41	24.13	-	24.13	998	1.69	0.00 - 0.00	(1.71)	-	(1.71)
	Putnam VT International Value Fund Class IB
2019	108	19.61	-	22.20	2,326	2.72	0.00 - 0.70	19.38	-	20.22
2018	119	16.43	-	18.46	2,139	2.01	0.00 - 0.70	(18.19)	-	(17.61)
2017	119	20.08	-	22.41	2,599	1.53	0.00 - 0.70	23.83	-	24.69
2016	129	16.22	-	17.97	2,258	2.44	0.00 - 0.70	0.40	-	1.11
2015	143	16.15	-	17.78	2,486	1.37	0.00 - 0.70	(2.68)	-	(2.00)
	T. Rowe Price Blue Chip Growth Portfolio I
2019	127	50.73	-	50.73	6,438	—	0.00 - 0.00	29.89	-	29.89
2018	132	39.06	-	39.06	5,157	—	0.00 - 0.00	1.92	-	1.92
2017	141	38.32	-	38.32	5,413	—	0.00 - 0.00	36.17	-	36.17
2016	154	28.14	-	28.14	4,322	—	0.00 - 0.00	0.78	-	0.78
2015	162	27.93	-	27.93	4,537	—	0.00 - 0.00	11.05	-	11.05
	T. Rowe Price Equity Income Portfolio I
2019	619	45.42	-	45.42	28,137	2.32	0.00 - 0.00	26.40	-	26.40
2018	666	35.93	-	35.93	23,922	2.01	0.00 - 0.00	(9.50)	-	(9.50)
2017	703	39.71	-	39.71	27,922	1.72	0.00 - 0.00	16.02	-	16.02
2016	744	34.22	-	34.22	25,455	2.27	0.00 - 0.00	19.17	-	19.17
2015	798	28.72	-	28.72	22,929	1.81	0.00 - 0.00	(6.85)	-	(6.85)

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
		Accumulation Unit Value					Expense Ratio	Total Return
	Accumulation Units (000s)	Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Lowest to Highest**	Lowest to Highest***

	T. Rowe Price International Stock I
2019	164	$25.81	-	$25.81	$4,234	2.37%	0.00 - 0.00%	27.77	-	27.77%
2018	170	20.20	-	20.20	3,441	1.33	0.00 - 0.00	(14.20)	-	(14.20)
2017	198	23.55	-	23.55	4,653	1.18	0.00 - 0.00	27.88	-	27.88
2016	194	18.41	-	18.41	3,579	1.07	0.00 - 0.00	2.13	-	2.13
2015	195	18.03	-	18.03	3,524	0.99	0.00 - 0.00	(0.90)	-	(0.90)
	T. Rowe Price Mid-Cap Growth I
2019	135	100.22	-	100.22	13,514	0.14	0.00 - 0.00	31.29	-	31.29
2018	136	76.33	-	76.33	10,415	—	0.00 - 0.00	(2.03)	-	(2.03)
2017	176	77.92	-	77.92	13,733	—	0.00 - 0.00	24.77	-	24.77
2016	194	62.45	-	62.45	12,088	—	0.00 - 0.00	6.26	-	6.26
2015	199	58.77	-	58.77	11,675	—	0.00 - 0.00	6.56	-	6.56
	T. Rowe Price New America Growth I
2019	71	51.89	-	51.89	3,679	0.42	0.00 - 0.00	34.93	-	34.93
2018	73	38.45	-	38.45	2,794	0.15	0.00 - 0.00	1.16	-	1.16
2017	86	38.01	-	38.01	3,255	0.11	0.00 - 0.00	34.43	-	34.43
2016	92	28.28	-	28.28	2,614	0.04	0.00 - 0.00	1.31	-	1.31
2015	106	27.91	-	27.91	2,959	—	0.00 - 0.00	8.60	-	8.60
	VanEck VIP Emerging Markets Fund Initial Class
2019	119	42.95	-	42.95	5,123	0.46	0.00 - 0.00	30.60	-	30.60
2018	129	32.89	-	32.89	4,231	0.29	0.00 - 0.00	(23.49)	-	(23.49)
2017	129	42.98	-	42.98	5,538	0.43	0.00 - 0.00	51.03	-	51.03
2016	139	28.46	-	28.46	3,942	0.47	0.00 - 0.00	0.10	-	0.10
2015	144	28.43	-	28.43	4,104	0.56	0.00 - 0.00	(13.99)	-	(13.99)
	VanEck VIP Global Hard Assets Fund Initial Class
2019	137	22.15	-	22.15	3,034	—	0.00 - 0.00	11.87	-	11.87
2018	126	19.80	-	19.80	2,491	—	0.00 - 0.00	(28.28)	-	(28.28)
2017	120	27.61	-	27.61	3,319	—	0.00 - 0.00	(1.70)	-	(1.70)
2016	119	28.08	-	28.08	3,354	0.39	0.00 - 0.00	43.71	-	43.71
2015	120	19.54	-	19.54	2,337	0.03	0.00 - 0.00	(33.45)	-	(33.45)
	Wells Fargo VT Discovery Fund
2019	135	51.91	-	51.91	7,006	—	0.00 - 0.00	39.02	-	39.02
2018	148	37.34	-	37.34	5,508	—	0.00 - 0.00	(7.06)	-	(7.06)
2017	159	40.18	-	40.18	6,391	—	0.00 - 0.00	29.13	-	29.13
2016	174	31.12	-	31.12	5,423	—	0.00 - 0.00	7.65	-	7.65
2015	194	28.91	-	28.91	5,621	—	0.00 - 0.00	(1.46)	-	(1.46)
	Wells Fargo VT Opportunity Fund
2019	233	36.77	-	36.77	8,550	0.28	0.00 - 0.00	31.46	-	31.46
2018	240	27.97	-	27.97	6,722	0.19	0.00 - 0.00	(7.15)	-	(7.15)
2017	268	30.12	-	30.12	8,067	0.67	0.00 - 0.00	20.44	-	20.44
2016	285	25.01	-	25.01	7,131	1.97	0.00 - 0.00	12.23	-	12.23
2015	307	22.29	-	22.29	6,852	0.13	0.00 - 0.00	(3.08)	-	(3.08)

PART C
OTHER INFORMATION

Item 26. EXHIBITS
(a) Resolution of the Board of Directors of Lincoln Benefit Life Company authorizing establishment of Registrant (1)
(b) Custodian Agreement (Not Applicable)
(c) (i) Principal Underwriting Agreement
(a) Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. (14)
(ii) Form of Selling Agreement (4)
(iii) Schedule of Sales Commissions (3)
(d) Form of the Investors Select Variable Universal Life Policy (3)
(e) Application Form (2)

(f) (1)	Certificate of Incorporation of Lincoln Benefit (18)

(2)	By-laws of Lincoln Benefit (19)
(g) Contracts of Reinsurance (5)

(1)	Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (15)

(2)	Reinsurance Agreement by and between Lincoln Benefit Life Company and Guaranty Income Life Insurance Company, effective December 31, 2019 (filed herewith)
(h) Fund Participation Agreements:

(1)	Fund Participation Agreement between Janus Aspen Series and Lincoln Benefit Life Company (1)

(2)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund and Fidelity Distributors Corporation. (1)

(3)	Participation Agreement among Lincoln Benefit Life Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation (1)

(4)	(i) Participation Agreement between Scudder Variable Life Investment Fund and Lincoln Benefit Life
Company (1)

(ii)	Reimbursement Agreement by and between Scudder, Stevens & Clark, Inc. and Lincoln Benefit Life Company (1)

(iii)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Lincoln Benefit Financial Services (1)

(5)	Fund Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated Securities Corp. (1)

(6)	Form of Participation Agreement (Service Shares) among Janus Aspen Series and Lincoln Benefit Life Company (6)

(7)	Form of Participation Agreement between Lincoln Benefit Life Company and LSA Variable Series Trust (7)

(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts Financial Services Company (1)

(9)	(i) Form of Participation Agreement between Lincoln Benefit Life Company and OCC Accumulation Trust (8)

(ii)	Amendment to Participation Agreement among OCC Accumulation Trust, OCC Distributors, and Lincoln Benefit Life Company (9)

(10)	Form of Participation Agreement among Panorama Series Fund, Inc., Oppenheimer Funds, Inc., and Lincoln Benefit Life Company (6)

(11)	Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Lincoln Benefit Life Company (6)

(12)	Form of Participation Agreement among PIMCO Variable Insurance Trust, Lincoln Benefit Life Company and PIMCO Funds Distributor LLC (8)

(13)	Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life Company (6)

(14)	Form of Participation Agreement among Van Kampen Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Lincoln Benefit Life Company (6)

(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Lincoln Benefit Life Company, and ALFS, Inc. (6)

(16)	Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Lincoln Benefit Life Company (8)

(17)	Form of Participation Agreement among Lincoln Benefit Life Company, Van Kampen Universal Institutional Funds, and Miller Anderson & Sherrerd, LLP (8)

(18)	Form of Participation Agreement between Financial Investors Variable Insurance Trust and Lincoln Benefit Life Company (13)

(i)	Administrative Contracts

(1)	Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. (16)

(2)	Third Party Administrator Agreement by and between Alliance-One Services, Inc. and Lincoln Benefit Life Company, effective June 16, 2014. (20)
(j) Other Material Contracts

(1)	Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. (17)
(k) Opinion and Consent of Counsel (filed herewith)
(l) Actuarial Opinion and Consent (10)
(m) Sample Calculations (10)
(n) Other Consents
(1) Consent of Independent Registered Public Accounting Firm - Deloitte & Touche, LLP (filed herewith)

(2)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP (filed herewith)
(o) Omitted financial statements (Not applicable)
(p) Initial Capital Arrangements (Not Applicable)
(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) (3)
(r) Table of Surrender Charge Factors and Percentages (10)
(99) (a) Powers of Attorney for Dhiren Jhaveri, Bradley Rosenblatt, Joseph Wieser and Burke Harr (filed herewith)

(1)	Incorporated by reference from Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed March 11, 1998 (File No. 333-47717).

(2)	Incorporated by reference from Post-Effective Amendment No. 8 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, File No. 33-67386, filed April 30, 1997.

(3)	Incorporated by reference from Post-Effective Amendment #9 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life, File No. 33-67386, filed April 28, 1998.

(4)
Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 1, 1999 (File No. 333-50545, 811-7924).

(5)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed April 21, 1998 (File No. 333-50545, 811-7924).

(6)
Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed August 8, 2001 (File No. 333-61146, 811-7924).

(7)
Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed September 29, 1999 (File No. 333-82427, 811-7924).

(8)	Incorporated by reference from Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed July 8, 1999 (File No. 333-82427, 811-7924).

(9)
Incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, filed January 17, 2001 (File No. 333-82427, 811-7924).

(10)
Incorporated by reference from Post-Effective Amendment No. 16 on Form N-6 to Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, filed April 22, 2003 (File No. 33-67386, 811-9154).

(11)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Variable Life Account, File No. 33-67386, 811-9154, filed April 20, 2006.

(12)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, File No. 33-67386, 811-9154, filed April 20, 2007.

(13)	Incorporated by reference from Post-Effective Amendment to Form N-6 for Lincoln Benefit Life Company Variable Life Account, File No. 33-67386, 811-9154, filed April 30, 2009.

(14)
Incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(15)
Incorporated herein by reference to Exhibit 10.25 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(16)
Incorporated herein by reference to Exhibit 10.14 to Post-Effective Amendment No. 1 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 1, 2016. (SEC File No. 333-203371).

(17)
Incorporated herein by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 4, 2014. (SEC File No. 333-180375).

(18)	Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company's Registration Statement on Form S-1, filed on April 13, 2015. (SEC File No. 333-203371).

(19)	Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company's Quarterly Report on Form 10-Q filed May 5, 2006. (SEC File No. 333-59765).

(20)
Incorporated by reference to Exhibit 26(i)(2) to Post-Effective Amendment No. 29 on Form N-6 to Registration Statement on Form S-6 of Lincoln Benefit Life Variable Life Account, filed April 15, 2016 (File No. 33-67386, 811-09154).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF LINCOLN BENEFIT
Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 1221 N Street, Suite 200, Lincoln, Nebraska 68508.

Dhiren Jhaveri	Director
Bradley Rosenblatt	Director
Joseph Wieser	Director
Burke Harr	Director
Carlos Sierra	Director and President
Erik Braun	Chief Financial Officer, Treasurer and Vice President

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Lancaster Re Captive Insurance Company, organized under laws of the State of Nebraska

Item 29. INDEMNIFICATION
The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. LBL HoldCo II, Inc. has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of LBL HoldCo II, Inc. and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C., ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.
As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.
In addition to the Lincoln Benefit Life Variable Life Account, ADLLC serves as the principal distributor of certain life insurance policies and the following separate accounts:
Allstate Life Variable Life Separate Account A
Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
Intramerica Variable Annuity Account
Allstate Assurance Company Variable Life Separate Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
BRIGITTE K. LENZ	MANAGER
MICHAEL A. PEDRAJA	SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
BRIAN P. STRICKER	MANAGER
JOHN C. PINTOZZI	SENIOR VICE PRESIDENT AND CONTROLLER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
KENNETH P. PRIESS	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Lincoln Benefit Life Company, is located at 1221 N Street, Suite 200, Lincoln, Nebraska 68508.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.
The Administrative Services Provider for the Policies, Alliance-One Services, Inc., is located at 1275 Sandusky Road, Jacksonville, Illinois 62650.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Lincoln Benefit Life Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Benefit.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Rosemont, and the State of Illinois, on April 13, 2020.

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
(Registrant)

By: LINCOLN BENEFIT LIFE COMPANY

By: /s/ Carlos Sierra
- - - - - - - - - - - - - - - - - - - - - - - - -
Carlos Sierra
Director and President

LINCOLN BENEFIT LIFE COMPANY
(Depositor)

By: /s/
- - - - - - - - - - - - - - - - - - - - - - - - -
Carlos Sierra
Director and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 13, 2020.

(Signature)	(Title)

*/ Dhiren Jhaveri	Director
Dhiren Jhaveri

*/ Bradley Rosenblatt	Director
Bradley Rosenblatt

*/ Joseph Wieser	Director
Joseph Wieser

*/ Burke Harr	Director
Burke Harr

/s/ Carlos Sierra	Director and President (Principal Executive Officer)
Carlos Sierra

/s/ Erik Braun	Chief Financial Officer, Treasurer and Vice President
Erik Braun	(Principal Financial Officer and Principal Accounting Officer)
*By: Erik Braun, pursuant to Power of Attorney

INDEX TO EXHIBITS
FOR POST-EFFECTIVE AMENDMENT TO
REGISTRATION STATEMENT ON FORM N-6
LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

EXHIBIT NO.	DESCRIPTION

26(g)(2)	Reinsurance Agreement by and between Lincoln Benefit Life Company and Guaranty Income Life Insurance Company

26(k)	Opinion and Consent of Counsel

26(n)(1)	Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP

26(n)(2)	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP

(99)(a)	Powers of Attorney for Dhiren Jhaveri, Bradley Rosenblatt, Joseph Wieser and Burke Harr